UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

MDC PARTNERS INC.
(Name of Registrant as Specified in Its Charter)

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MDC PARTNERS INC.
NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN THAT an annual and special meeting (the “Meeting”) of the shareholders of MDC Partners Inc. (“MDC Partners”, “MDC” or the “Company”) will be held virtually by live audio webcast at www.iproxydirect.com/MDC on Thursday, June 25, 2020 at 2:30 p.m. (Eastern Daylight Time) for the following purposes:
1.
To receive the consolidated financial statements of MDC Partners for the fiscal year ended December 31, 2019 and the auditors’ report thereon;

2.
To elect the directors of MDC Partners;

3.
To hold a non-binding advisory vote to approve executive compensation;

4.
To amend the 2016 Stock Incentive Plan;

5.
To appoint auditors and to authorize the Audit Committee to determine the auditors’ remuneration; and

6.
To transact such further and other business as may properly come before the Meeting or any adjournment or postponement thereof.

The accompanying Proxy Statement and Management Information Circular provide additional information regarding the matters to be dealt with at the Meeting and is deemed to form part of this notice. Only shareholders of record at the close of business on May 12, 2020 are entitled to vote at the Meeting or any adjournment or postponement thereof. The proxy cut off may be waived or extended by the Chairman of the Meeting without notice.
Shareholders who are unable to attend the virtual Meeting are asked to complete, date and sign the enclosed form of proxy and to return it promptly in the envelope provided.
Proxies to be used at the Meeting must be received by AST Trust Company (Canada), not later than 2:30 p.m. (Eastern Daylight Time) on June 23, 2020 (or, if the Meeting is adjourned or postponed, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned or postponed Meeting). Proxies may be submitted by one of the following alternative methods:
By Internet: www.astvotemyproxy.com and enter the 13-digit control number printed on the form of proxy and follow the instructions on screen;
By Phone: 1-888-489-5760 (toll-free in North America) and enter the 13-digit control number printed on the form of proxy;
By Email: proxyvote@astfinancial.com;
By Fax: 416-368-2502 or 1-866-781-3111 (toll-free in North America); or
By Mail: AST Trust Company (Canada), Attn. Proxy Department, P.O. Box 721, Agincourt, Ontario M1S 0A1.
This year, with the coronavirus (COVID-19) global pandemic, public health officials in the United States and Canada are calling for social distancing as the most effective method of containing the outbreak. At MDC, the health and safety of our shareholders, employees and other stakeholders is paramount and for this reason we have decided to hold the Meeting in a virtual-only format via a live audio webcast. A virtual Meeting enables registered shareholders and duly appointed proxyholders to join us online, listen to the Meeting, ask questions online, and vote online. The vast majority of our shareholders vote by proxy in advance of the meeting and all shareholders are encouraged to vote by proxy ahead of the Meeting.

If you have any questions or require any assistance with your vote, please contact our strategic shareholder advisor and proxy solicitation agent, Kingsdale Advisors, at The Exchange Tower, 130 King Street West, Suite 2950, P.O. Box 361, Toronto, Ontario M5X 1E2, by toll-free telephone in North America at 1-877-659-1821 or by collect call outside North America at 416-867-2272 or by email at contactus@kingsdaleadvisors.com.
By Order of the Board of Directors
JONATHAN B. MIRSKY
General Counsel and Corporate Secretary
New York, N.Y.
May 26, 2020

Important Notice Regarding the Availability of Proxy Materials
for the Annual Shareholder Meeting to be Held on June 25, 2020:
This Proxy Statement and our Annual Report on Form 10-K are available free of charge at www.mdc-partners.com/investors.

MDC PARTNERS INC.
PROXY STATEMENT AND
MANAGEMENT INFORMATION CIRCULAR
Annual and Special Meeting of Shareholders
to be held on June 25, 2020
GENERAL PROXY INFORMATION
SOLICITATION OF PROXIES
This Proxy Statement and Management Information Circular (this “Circular”) is furnished in connection with the solicitation of proxies by the management of MDC Partners Inc. (“MDC Partners,” “MDC” or the “Company”) for use at the annual and special meeting of shareholders of MDC Partners to be held at the time, in the manner and for the purposes set forth in the accompanying Notice of Annual and Special Meeting of Shareholders, and any adjournments or postponements thereof. Such meeting is hereinafter referred to as the “Meeting”.
The Meeting constitutes the Company’s annual meeting of shareholders. The information contained in this Circular is given as of the date hereof, except as otherwise noted herein. The address of the principal executive office of MDC Partners is 330 Hudson Street, 10th Floor, New York, New York 10013, and its registered address is 33 Draper Street, Toronto, Ontario M5V 2M3. This Circular, the accompanying notice and the enclosed form of proxy are expected to first be mailed to shareholders on or about May 26, 2020.
MDC Partners will pay all of the expenses of soliciting proxies for management. Management is soliciting proxies of all shareholders primarily by mail and electronic means, supplemented by telephone or other contact by employees of MDC (who will receive no additional compensation other than expense reimbursement) and all such costs will be borne by MDC. MDC has also retained Kingsdale Advisors as its strategic shareholder advisor and proxy solicitation agent to assist in the solicitation of proxies. For these proxy solicitation services, Kingsdale Advisors will receive an estimated fee of approximately CDN$30,000/US$21,000, plus reimbursement of reasonable out-of-pocket expenses. If a holder holds his, her or its shares in the name of a bank, broker or other nominee, see “Beneficial Owners” below.
MANNER IN WHICH PROXIES WILL BE VOTED
The shares represented by the accompanying form of proxy, if the same is properly executed in favor of Messrs. Penn and Mirsky, the management nominees, and received at the offices of AST Trust Company (Canada), Attn: Proxy Department, P.O. Box 721, Agincourt, Ontario M1S 0A1 (the “Transfer Agent”) not later than 2:30 p.m. (Eastern Daylight Time) on June 23, 2020 (or, if the Meeting is adjourned or postponed, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned or postponed Meeting), will be voted or withheld from voting at the Meeting and, where a choice is specified in respect of any matter to be acted upon, will be voted in accordance with the specifications made. The proxy cut-off time may be waived or extended by the Chairman of the Meeting without notice.

In the absence of such a specification, to the extent permitted, shares will be voted:

- **FOR** the election of each of the seven nominees for the Board of Directors of MDC Partners named in this Proxy Statement
- **FOR** the approval, on an advisory basis, of the compensation of the Company's named executive officers
- **FOR** the appointment of BDO USA, LLP as auditors of MDC Partners and to authorize the Audit Committee to fix their remuneration
- **FOR** the Amendment to 2016 Stock Incentive Plan

The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the accompanying Notice of Annual and Special Meeting of Shareholders, and with respect to other matters which may properly come before the Meeting. At the date hereof, management knows of no such amendments, variations or other matters.
At any meeting of shareholders (including the 2020 Annual and Special Meeting of Shareholders), a quorum for the transaction of business will be not less than 33 1/3% of the shares entitled to vote at the meeting, represented either in person or by proxy. Only a shareholder of record at the close of business on May 12, 2020 (the “record date”) will be entitled to vote, or grant proxies to vote, his or her Class A Subordinate Voting Shares (“Class A Shares”) or Class B Shares (“Class B Shares”) (the Class A Shares and the Class B Shares are herein referred to collectively as the “shares”) at the Meeting (subject, in the case of voting by proxy, to the timely deposit of his or her executed form of proxy as described herein).
All matters are ordinary resolutions which must be passed by at least a majority of the votes cast by shareholders present in person or represented by proxy who voted in respect of the ordinary resolution at the Meeting, except for the election of directors, who are elected by a plurality of the votes cast. Broker non-votes and abstentions are included in the calculation of the number of votes considered to be present at the Meeting for purposes of determining a quorum, but otherwise will not affect the voting outcome of the proposals. An automated system administered by the Transfer Agent tabulates the votes.
ALTERNATE PROXY
Each shareholder has the right to appoint a person other than the persons named in the accompanying form of proxy, who need not be a shareholder, to attend and act for him or her and on his or her behalf at the Meeting.
Any shareholder wishing to exercise such right may do so by inserting in the blank space provided in the accompanying form of proxy the name of the person whom such shareholder wishes to appoint as proxy and by duly depositing such proxy, or by duly completing and depositing another proper form of proxy and depositing the same with the Transfer Agent at the address and within the time specified under “Manner In Which Proxies Will Be Voted” above. If you are appointing a non-management proxyholder please ensure they attend the online Meeting for your vote to count and note that an additional step is required to register them for the online Meeting. Proxyholders appointed by registered shareholders and beneficial shareholders who appoint themselves or a third party will need to email proxy@issuerdirect.com to obtain a control number that will act as their credentials to vote at the online Meeting.
REVOCABILITY OF PROXY
A shareholder giving a proxy has the power to revoke it. Such revocation may be made by the shareholder by duly executing another form of proxy bearing a later date and duly depositing the same before the specified time, or may be made by written instrument revoking such proxy executed by the shareholder or by his or her attorney authorized in writing or, if the shareholder is a body corporate, by an officer or attorney thereof duly authorized, and deposited either at the corporate office of MDC Partners, 330 Hudson Street, 10th Floor, New York, NY 10013, not later than 2:30 p.m. (Eastern Daylight Time) on June 23, 2020 (or, if the Meeting is adjourned or postponed, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned or postponed Meeting), or with the Chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof. If such written instrument is deposited with the Chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof, such instrument will not be effective with respect to any matter on which a vote has already been cast pursuant to such proxy.
BENEFICIAL OWNERS
Most shareholders are “beneficial owners” who are non-registered shareholders. Their shares are registered in the name of an intermediary, such as a securities broker, financial institution, trustee, custodian or other nominee who holds the shares on their behalf, or in the name of a clearing agency in which the intermediary is a participant (such as The Canadian Depository for Securities Limited). Intermediaries have obligations to forward meeting materials to the non-registered holders, unless otherwise instructed by the holder (and as required by regulation in some cases, despite such instructions).
Only registered shareholders or their duly appointed proxyholders are permitted to vote at the online Meeting. Non-registered holders should follow the directions of their intermediaries with respect to the procedures to be followed for voting. Generally, intermediaries will provide non-registered holders with either: (a) a voting instruction form for completion and execution by the non-registered holder, or (b) a proxy form, executed by the intermediary and restricted to the number of shares owned by the non-registered holder, but otherwise uncompleted. These are procedures to permit the non-registered holders to direct the voting of the shares that they beneficially own.
If the non-registered holder wishes to attend and vote at the online Meeting, the holder must insert its own name in the space provided for the appointment of a proxyholder on the voting instruction form or proxy form provided by the intermediary, and carefully follow the intermediary’s instructions for return of the executed form or other method of response. As a second step, a non-registered holder or their proxyholder, as applicable, will then have to email proxy@issuerdirect.com to obtain a control number that will act as their credentials to vote at the online Meeting. Failing to register your proxyholder will result in the proxyholder not receiving a control number, which is required to vote at the online Meeting. In addition, non-registered holders who have not duly appointed themselves as proxyholder will not be able to vote at the online Meeting but will be able to participate as a guest.
If the non-registered holder does not provide voting instructions to its intermediary, the shares will not be voted on any proposal on which the intermediary does not have discretionary authority to vote. Under current rules, certain intermediaries will not have discretionary authority to vote shares at the online Meeting on any of the proposals. We encourage all non-registered holders to provide instructions to the securities broker, financial institution, trustee, custodian or other nominee who holds the shares on their behalf by carefully following the instructions provided.
The Company may use the Broadridge QuickVote™ service to help non-registered shareholders vote their shares. Non-registered shareholders may be contacted by Kingsdale Advisors to conveniently obtain voting instructions directly over the telephone.

PARTICIPATING AT THE VIRTUAL MEETING
Registered shareholders and duly appointed proxyholders may join the virtual Meeting by going to www.iproxydirect.com/MDC. The first step will be to complete the simple registration details which will give you access to the meeting. Once you have joined the meeting you are able to ask questions at any time by using the chatbox feature to type your question and then click send. The chatbox is shown in the box to the side. All questions will be seen by a moderator who will apply normal Meeting protocols related to appropriateness and relevance. Appropriate questions will be addressed at the end of the formal business.
When the Chairman of the Meeting opens the online balloting, registered shareholders and duly appointed proxyholders will be directed to click on the Vote My Shares button as shown on the right. There will be two options, “Registered Shareholder” and “Proxyholder”. Registered shareholders should click on the first option and will be directed to AST’s voting portal at www.astvotemyproxy.com and must enter the control number on the form of proxy in order to log-in and vote. Registered shareholders should leave the virtual meeting website open in order to continue hearing the live webcast — including instructions calling for the end of balloting. Proxyholders appointed by registered shareholders and beneficial shareholders who appoint themselves or a third party will need to email proxy@issuerdirect.com to obtain a control number that will act as their credentials to vote at the online Meeting
CURRENCY
Unless otherwise stated, all amounts reported in this Circular are in U.S. dollars.
AUTHORIZED CAPITAL AND VOTING SHARES
The authorized capital of MDC Partners consists of an unlimited number of Class A Shares; an unlimited number of Class B Shares; and an unlimited number of non-voting Preference Shares, issuable in series, in an unlimited number, of which 5,000 Series 1 Preference Shares, 700,000 Series 2 Preference Shares, an unlimited number of Series 3 Preference Shares, 95,000 Series 4 Preference Shares, an unlimited number of Series 5 Preference Shares, 50,000 Series 6 Preference Shares, and an unlimited number of Series 7 Preference Shares have been designated. As of May 12, 2020, MDC Partners had outstanding 74,486,343 Class A Shares (including restricted stock awards), 3,743 Class B Shares, no Series 1 Preference Shares, no Series 2 Preference Shares, no Series 3 Preference Shares, 95,000 Series 4 Preference Shares, no Series 5 Preference Shares, 50,000 Series 6 Preference Shares and no Series 7 Preference Shares.
The holders of the Class A Shares are entitled to one vote in respect of each Class A Share held in connection with each matter to be acted upon at the Meeting, the holders of the Class B Shares are entitled to twenty votes in respect of each Class B Share held in connection with each matter to be acted upon at the Meeting, and the holders of the Series 4 Preference Shares and Series 6 Preference Shares are not entitled to vote in connection with the matters to be acted upon at the Meeting. Approximately 99.9% of the aggregate voting rights attached to the issued and outstanding shares of MDC Partners are represented by the Class A Shares. Cumulative voting in the election of directors is not permitted.
The Series 4 Preference Shares do not entitle their holders to vote in the election of directors and, other than as required by applicable law, holders of the Series 4 Preference Shares will not have voting rights. The holders of the Series 4 Preference Shares have the right to convert the Series 4 Preference Shares at any time and from time to time into a number of Class A Shares equal to the then-applicable liquidation preference divided by the applicable conversion price at such time (the “Series 4 Conversion Price”). The current liquidation preference of each Series 4 Preference Share is $112,740,554, subject to an 8% accretion, compounded quarterly until March 7, 2022. The current Series 4 Conversion Price is $7.42 per Series 4 Preference Share, subject to customary anti-dilution protection. The Series 4 Preference Shares are also convertible at the Company’s option (i) on and after March 7, 2019, if the closing trading price of the Class A Shares over a specified period prior to conversion is at least 125% of the then-applicable Series 4 Conversion Price or (ii) after March 7, 2022, if the closing trading price of the Class A Shares over a specified period prior to conversion is at least equal to the then-applicable Series 4 Conversion Price.
The Series 6 Preference Shares do not entitle their holders to vote in the election of directors and, other than as required by applicable law, holders of the Series 6 Preference Shares will not have voting rights. The holders of the Series 6 Preference Shares have the right to convert the Series 6 Preference Shares at any time and from time to time into a number of Class A Shares equal to the then-applicable liquidation preference divided by the applicable conversion price at such time (the “Series 6 Conversion Price”). The current liquidation preference of each Series 6 Preference Share is $55,050,415, subject to an 8% accretion, compounded quarterly until March 14, 2024. The current Series 6 Conversion Price is $5.00 per Series 6 Preference Share, subject to customary anti-dilution protection. The Series 6 Preference Shares are also convertible at the Company’s option (i) on and after March 14, 2021, if the closing trading price of the Class A Shares over a specified period prior to conversion is at least 125% of the then-applicable Series 6 Conversion Price or (ii) after March 14, 2024, if the closing trading price of the Class A Shares over a specified period prior to conversion is at least equal to the then-applicable Series 6 Conversion Price.
The charter of MDC Partners contain provisions providing that, in the event an offer is made to purchase Class B Shares which must, by reason of applicable securities legislation or the requirements of a stock exchange on which the Class B Shares are listed, be made to all or substantially all of the Class B Shares, and which offer is not made on identical terms, as to price per share and percentage of outstanding shares, to purchase the Class A Shares, the holders of Class A Shares shall have the right to convert such shares into Class B Shares in certain specified instances.
To the knowledge of the directors and officers of MDC Partners, and excluding the Series 4 and Series 6 Preference Shares, no person (or group of persons) beneficially owns, directly or indirectly, or exercises control or direction over, voting securities of MDC Partners representing more than 5% of the voting rights attached to any class of voting securities of MDC Partners other than: Stagwell Agency Holdings LLC, Hotchkis and Wiley Capital Management LLC, and Indaba Capital Fund, L.P. See “Security Ownership of Management and Certain Beneficial Owners” for details of shares beneficially owned by these persons and entities.
EXPENSES
MDC Partners will pay all of the expenses of soliciting proxies for management. In addition to the mailing of the proxy material, such solicitation may be made by telephone or by other means of communication by directors, officers and employees of MDC Partners, whose directors, officers and employees will receive no compensation for such solicitation other than their regular salaries or fees (and reimbursement of expenses incurred in connection with the solicitation). MDC Partners also will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners. MDC Partners will, upon request, reimburse these institutions for their reasonable charges and expenses incurred in forwarding this proxy material to beneficial owners of shares.

ITEM 1 — FINANCIAL STATEMENTS
The Company’s audited financial statements for the year ended December 31, 2019 and the report of the auditors thereon will be placed before the Meeting. These audited consolidated financial statements may be obtained by shareholders, without charge, upon written request to 330 Hudson Street, 10th Floor, New York, NY 10013, Attention: Investor Relations, and will be available, without charge, to shareholders at MDC Partners’ website at www.mdc-partners.com. on the Securities and Exchange Commission’s website at www.sec.gov, and on the SEDAR website at www.sedar.com.

ITEM 2 — ELECTION OF DIRECTORS
The Board has adopted a resolution setting the number of directors of MDC Partners at seven (7), effective upon the election of directors at the Meeting. The Board has independently determined that seven (7) directors will be elected at the Meeting this year based on the mix of skills and experience necessary for the Board to fulfill its duties and responsibilities.
The term of office of each of the present directors expires at the Meeting. The seven (7) persons named below will be presented for election to the Board of Directors at the Meeting as management’s nominees, and, unless otherwise instructed, the persons named in the accompanying proxy (provided the same is duly executed in their favor and is duly deposited) intend to vote FOR the election of the nominees whose names are set forth below.
Charlene Barshefsky	Mark J. Penn
Asha Daniere	Desirée Rogers
Bradley J. Gross	Irwin D. Simon
Wade Oosterman
Each of the nominees, with the exception of Ms. Daniere, is currently a director of the Company. MDC Partners believes that each of the above nominees for election as director possess the personal and professional qualifications necessary to serve as a member of the Board, including the particular experience, talent, expertise and background set forth in “Information Concerning Management’s Nominees for Election as Directors”, below. The Board therefore unanimously recommends a vote “For” the election of its nominees.
Each director elected will hold office until the next annual meeting of shareholders or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated in accordance with the by-laws of MDC Partners. Management does not contemplate that any of its nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the accompanying proxy reserve the right to vote for another nominee in their discretion.
With the exception of Mr. Penn, the Board has determined that all of the nominees are independent under applicable Nasdaq rules and the Board’s governance principles and are independent under applicable Canadian securities laws. In addition, pursuant to applicable requirements of the Canada Business Corporations Act (the “CBCA”), MDC Partners is required to have at least 25% resident Canadian directors. Ms. Daniere and Mr. Oosterman are resident Canadians.
QUALIFICATIONS OF THE MEMBERS OF THE BOARD
The Nominating and Corporate Governance Committee identifies, selects and recommends to the Board individuals qualified to serve both on the Board and committees, including persons suggested by shareholders and others. In April 2020, the Nominating and Corporate Governance Committee identified a list of potential resident Canadian candidates to join the Board. From that list of potential candidates, the Nominating and Corporate Governance Committee determined to nominate Asha Daniere, who was recommended to the Board by a current non-management director.
The Nominating and Corporate Governance Committee reviews each person’s qualifications on the whole, including a candidate’s particular experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Following that review, the Nominating and Corporate Governance Committee then selects nominees and recommends them to the Board for election by the shareholders or appointment by the Board, as the case may be. The Nominating and Corporate Governance Committee also reviews the suitability of each Board member for continued service as a director when that member’s term expires or that member experiences a significant change in status (for example, a change in employment). The Nominating and Corporate Governance Committee has not implemented any particular additional policies or procedures with respect to suggestions received from shareholders with respect to Board or committee nominees.

BOARD MEMBER QUALIFICATIONS
Talent Management	Our ability to attract and retain the most talented professionals is fundamental to the success of an advertising and marketing holding company business such as ours, and the Board’s oversight function is particularly critical with respect to succession planning for our senior leadership team, and ensuring that we continue to prioritize the diversity of perspectives on the board.
Character	Our Board’s ability to honestly and ethically assess and maximize long-term shareholder value is essential for MDC’s well-being. Integrity and sound judgment are fundamental aspects of our Company’s values. We also highly value collaboration, and expect directors to have strong diplomatic and interpersonal skills.
Industry Experience	Directors with experience relevant to our industry are well-suited to help guide the Company in key areas of our business such as marketing and advertising and public relations, and to assess growth opportunities. Relevant industry experience extends to knowledge of the products and services that MDC’s partner firms provide, as this aids customer relationship management.
CEO Experience	We believe that experience serving as a CEO enables directors to contribute deep insight into business strategy and operations, positioning the Board to serve as a valuable thought leader and challenge key assumptions while overseeing management.
Legal / Regulatory	Our Board must be able to effectively evaluate MDC’s legal risks and obligations, as well as the complex, multinational regulatory environments in which our businesses operate, to help protect MDC’s reputational integrity and promote long-term success.
Technology	Technological experience enables our directors to provide important insight regarding social and digital media, data privacy, cybersecurity, and other matters related to our information security and technology systems. We value directors with an ability to focus on digital innovation, as we navigate a time of rapid technological advancement industry-wide.
Public Company Board Experience	Through their experience serving on the boards of other large publicly traded companies, directors bring a valuable understanding of board functions and effective independent oversight.

Information Concerning Management’s Nominees for Election as Directors
The following is a brief biography of each nominee for election as a director, and a summary of the qualifications and any arrangements pursuant to which each nominee was selected:
Mark J. Penn Age 66 Director since: March 18, 2019 Public Directorships: None
Mark Penn has been the Chief Executive Officer of MDC Partners since March 18, 2019. He has also been the President and Managing Partner of The Stagwell Group, a private equity fund that invests in digital marketing services companies, since its formation in June 2015. Prior to The Stagwell Group, Mr. Penn served in various senior executive positions at Microsoft. As Executive Vice President and Chief Strategy Officer of Microsoft, he was responsible for working on core strategic issues across the company, blending data analytics with creativity. Mr. Penn also has extensive experience growing and managing agencies. As the co-founder and CEO of Penn Schoen Berland, a market research firm that he built and later sold to WPP Group, he demonstrated value-creation, serving clients with innovative techniques such as being the first to offer overnight polling and unique ad testing methods now used by politicians and major corporations. At WPP Group, he also became CEO of Burson-Marsteller, and managed the two companies to substantial profit growth during that period. A globally recognized strategist, Mr. Penn has advised corporate and political leaders both in the United States and internationally. He served for six years as White House Pollster to President Bill Clinton and was a senior adviser in his 1996 re-election campaign, receiving recognition for his highly effective strategies. Mr. Penn later served as chief strategist to Hillary Clinton in her Senate campaigns and her 2008 Presidential campaign. Internationally, Mr. Penn helped elect more than 25 leaders in Asia, Latin America and Europe, including Tony Blair and Menachem Begin.
Qualifications
Mr. Penn has extensive leadership experience as a CEO and an agency operator, and his background as an agency founder, executive strategist and marketer, and global thought leader were critical qualifications that led to his appointment as CEO and a member of the Board. Mr. Penn resides in Washington, D.C. Mr. Penn was nominated by Stagwell Agency Holdings LLC pursuant to its rights as purchaser of the Class A Subordinate Voting Shares and Series 6 Convertible Preference Shares.

Charlene Barshefsky Age 69 Director since: April 8, 2019 Committees: Audit Committee Nominating and Corporate Governance Committee Public Directorships: American Express Company Estee Lauder Companies
Charlene Barshefsky is Senior International Partner at WilmerHale, a multinational law firm based in Washington, D.C., a position she has held since 2001. Ambassador Barshefsky advises multinational corporations on their market access, regulatory, investment and acquisition strategies in major markets across the globe. Prior to joining WilmerHale, Ambassador Barshefsky was the United States Trade Representative (USTR) and a member of President Clinton’s Cabinet from 1997 to 2001, and Acting and Deputy USTR from 1993 to 1996. As the USTR, she served as chief trade negotiator and principal trade policymaker for the United States and, in both roles, negotiated complex market access, regulatory and investment agreements with virtually every major country in the world. She serves on the boards of directors of the American Express Company and the Estee Lauder Companies and is a member of the board of trustees of the Howard Hughes Medical Institute. She is also a member of the Council on Foreign Relations.
Qualifications
Ambassador Barshefsky’s distinguished record as a policymaker and negotiator, ability to assess regulatory risks, as well as exceptional Board director experience are key qualifications for the Board. Ambassador

Barshefsky resides in Washington, D.C. Ambassador Barshefsky was nominated by Stagwell Agency Holdings LLC pursuant to its rights as the purchaser of the Class A Subordinate Voting Shares and Series 6 Convertible Preference Shares.
Asha Daniere Age 53 Public Directorships: Canopy Rivers Inc.
Asha Daniere is a strategic and legal advisor in the media and technology sectors. From 2012 through February 2020, she was Executive Vice-President, Legal & Business Affairs at Blue Ant Media, a global multi-platform media company. Prior to her position at Blue Ant, Ms. Daniere was Senior Vice President and General Counsel at Score Media Inc., a sports media company that formerly traded on the TSX. Prior to her role at Score Media, Ms. Daniere was General Counsel at Fun Technologies Inc., an Internet start-up that previously traded on the TSX. She is on the Board of Directors of Canopy Rivers Inc., traded on the TSX. She is also on the Board of Directors of the Toronto International Film Festival.
Qualifications
Ms. Daniere brings to the Board significant experience in media and technology, as well as experience assessing and mitigating regulatory and legal risk in public companies. Ms. Daniere resides in Toronto, Ontario.

Bradley J. Gross Age 47 Director Since: March 7, 2017 Committees: Human Resources & Compensation Committee Public Directorships: None
Bradley Gross is a Managing Director within the Merchant Banking Division (“MBD”) of Goldman, Sachs & Co., a position he has held since 2007. Mr. Gross is focused on US technology, media and telecom investing and serves as a member of the MBD Corporate Investment Committee and MBD Risk Committee. Mr. Gross joined Goldman Sachs in 1995 and rejoined the firm after completing business school in 2000. He became a vice president in 2003 and was named Managing Director in 2007. Mr. Gross serves on the boards of directors of Neovia Logistics Holdings, Proquest Holdings, Slickdeals, and Trader Interactive.
Qualifications
Mr. Gross brings to the board an exceptional risk management track record, extensive board experience, and technological experience, all of which qualify him for the Board. Mr. Gross resides in New York, New York. Mr. Gross was nominated by Goldman Sachs pursuant to its rights as the purchaser of the Series 4 Convertible Preference Shares.

Wade Oosterman Age 59 Director Since: January 23, 2020 Committees: Audit Committee Public Directorships: Telephone Data Systems Inc.	Wade Oosterman is Vice Chairman of Bell Canada, Canada’s largest telecommunications service provider, a position he has held since 2018. Mr. Oosterman has also been Group President of Bell Media, Canada’s largest media company, since 2015, and has been Chief Brand Officer of Bell Canada and BCE since 2006. Mr. Oosterman served as President of Bell Mobility from 2006 to 2018. Prior to joining Bell Canada, Mr. Oosterman served as Chief Marketing and Brand Officer for TELUS Corp., and Executive Vice President, Sales and Marketing for TELUS Mobility. In 1987, Mr. Oosterman co-founded Clearnet Communications Inc. and served on its board of directors until the successful sale of Clearnet to TELUS Corp. Mr. Oosterman serves on the board of directors of Telephone Data Systems Inc., a U.S. telecom provider, and Enstream, a joint venture of the three largest Canadian telecom providers engaged in the business of mobile payments and identity verification. He has also served on the boards of directors of Ingram Micro and Virgin Mobile Canada.

Qualifications
Mr. Oosterman brings to the board financial acumen, risk assessment and mitigation, and exceptional operations experience. His leadership includes extensive experience in both sell-side and buy-side transactions. Mr. Oosterman resides in Toronto, Ontario.

Desirée Rogers
Age 60
Director since:
April 26, 2018
Committees:
Chair of Human Resources & Compensation Committee
Nominating and Corporate Governance Committee
Public Directorships: Inspired Entertainment Inc.

Desirée Rogers is the Chief Executive Officer and Co-Owner of Black Opal Beauty, a masstige makeup and skincare company. She served as Chairman of Choose Chicago, the tourism agency for the city of Chicago with over $1 billion in revenue, from 2013 until 2019. At Choose Chicago, Ms. Rogers’ digital marketing leadership resulted in record results of over 57 million visitors in 2018. Ms. Rogers was Chief Executive Officer of Johnson Publishing Company, a publishing and cosmetics firm, from 2010 to 2017. During the period of 2009 to 2010, Ms. Rogers was The White House’s Special Assistant to the President and Social Secretary under the Obama Administration. Ms. Rogers is a member of the boards of directors of World Business Chicago, the Economic Club of Chicago, the Conquer Cancer Foundation, Donors Choose, and Inspired Entertainment Inc., and is formerly a member of the board of directors of Pinnacle Entertainment, Inc.
Qualifications
Ms. Rogers is a results-oriented business leader, with key digital marketing experience, and brings to the board strong interpersonal, collaborative and diplomatic skills that qualify her for the Board. Ms. Rogers resides in Chicago, Illinois.

Irwin D. Simon
Age 61
Director since:
April 25, 2013
Committees:
Chair of the Nominating and Corporate Governance Committee
Human Resources & Compensation Committee
Public Directorships: Aphria Inc.
Act II Global Acquisition Corp.

Irwin Simon founded The Hain Celestial Group, Inc., a leading organic and natural products company traded on the Nasdaq exchange, and served as its Chairman and Chief Executive Officer through 2018. Mr. Simon currently serves as Chairman and Chief Executive Officer of Aphria Inc., a cannabis company traded on the NYSE. Mr. Simon also serves as Executive Chairman of Act II Global Acquisition Corp., traded on the Nasdaq exchange. Mr. Simon previously served as a member of the board of directors of Barnes & Noble, Inc., the nation’s largest retail bookseller. In addition, he is a member of the board of trustees of Tulane University in New Orleans, Louisiana, and is a member of the board of trustees at Poly Prep Country Day School in Brooklyn, New York. Mr. Simon currently serves as Presiding Director.
Qualifications
Mr. Simon qualifies for the Board because of his unique perspectives on aspects of advertising and marketing services, as well as extensive operational and entrepreneurial experience. In addition, Mr. Simon possesses a great depth of knowledge and experience regarding the consumer-packaged goods industry and related marketing services that are provided by the Company’s partner firms. Mr. Simon resides in New York, New York.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” ELECTION OF THE PROPOSED DIRECTORS.

Majority Voting for Directors
The Company’s Corporate Governance Guidelines contain a majority voting policy, which requires a director nominee who receives, in an uncontested election, a number of votes “withheld” that is greater than the number of votes cast “for” his or her election to promptly offer to resign from the Board. The Board shall accept the resignation absent exceptional circumstances. Unless the Board decides to reject the offer, the resignation shall become effective 60 days after the date of the election. In making a determination whether to reject the offer or postpone the effective date, the Board of Directors shall consider all factors it considers relevant to the best interests of the Company. A director who tenders a resignation pursuant to the Corporate Governance Guidelines will not participate in any meeting of the Board at which the resignation is considered. The Company will promptly issue a news release with the Board’s decision.
Information Concerning Directors Not Standing for Re-Election
The following current directors are retiring or not standing for re-election to the Board at the upcoming Meeting:
Anne Marie O’Donovan, age 61, is an experienced senior executive, public company board member, and CPA, with over 30 years of Canadian and global financial services industry expertise. She is a member of the board of directors of Indigo Books & Music, a Canadian book and lifestyle company, Aviva Canada, a leading property and casualty insurance company, Cadillac Fairview, an owner/operator/ developer of office, retail and mixed-use properties, and Investco, an investment subsidiary of the Canadian Medical Association. Most recently she served as Executive Vice President at Scotiabank, where she was Chief Administrative Officer for Global Banking and Markets division. Prior to that Ms. O’Donovan had a long, distinguished career at Ernst & Young, a professional services and accounting firm, as Partner. Ms. O’Donovan brings to the board an in-depth knowledge in the areas of executive leadership, risk management, regulatory, governance, financial management, technology, operations and internal audit, as well as relevant experience working with international teams across Europe, Asia and Latin America. Ms. O’Donovan is Chair of the Audit Committee.
Kristen M. O’Hara, age 50, is a strategic marketing professional who has worked for several global enterprises. Ms. O’Hara has served as the Chief Business Officer of Hearst Magazines since January 2020. Prior to that she served as VP Business Solutions of Snap Inc. from September 2018 to October 2018, and prior to that, served as Chief Marketing Officer, Global Media for Time Warner Inc. (now Warner Media, LLC), a position she held since May 2011. Earlier executive roles with Time Warner Inc.’s Global Media Group include Senior Vice President and Managing Director, Senior Vice President of Marketing and Client Partnerships, and from 2002 to 2004, Ms. O’Hara was the Vice President of Corporate Marketing and Sales Strategy for the Time Inc. division of Time Warner Inc. From 1993 to 2002, Ms. O’Hara served in several positions at global marketing communications firm Young & Rubicam Inc., driving business development and brand strategy for blue chip advertisers. Ms. O’Hara has been a member of the board of trustees of the Signature Theatre Company since 2012. Ms. O’Hara brings to the Board marketing and advertising experience, and high level of expertise in data, social and digital media. Ms. O’Hara is a member of the Human Resources & Compensation Committee and the Nominating & Corporate Governance Committee.
Compensation of Directors
The Human Resources and Compensation Committee (the “Compensation Committee”) is responsible for evaluating and recommending compensation programs for the Company’s non-employee directors to the Board for approval. In April 2019, the Compensation Committee approved a one-time cash award in lieu of the annual award of restricted stock that has been customarily granted to non-employee directors in the past. The grant of any annual stock award had been deferred while the Company undertook a strategic review process, which culminated in March 2019 in an investment by Stagwell Agency Holdings LLC and Mr. Penn becoming Chairman and CEO of the Company. The Compensation Committee ultimately determined, on a one-time basis, to award the non-employee directors (other than Brad Gross) cash rather than stock due to the perceived dislocation of the Company’s stock price at the time, as well as to preserve availability under then-existing equity incentive plans to facilitate Mr. Penn’s rebuilding of the Company’s management team as described in more detail herein. The Compensation Committee intends to reevaluate the form of this award in 2020.

The elements of compensation paid to the Company’s non-employee directors in fiscal year 2019 were as follows:
•
an annual cash retainer of $70,000;

•
a meeting fee of $2,000 for each Board or committee meeting attended (limited to two meetings per day); and

•
a one-time cash award of $100,000.

The Company pays additional fees for certain positions held by a director as follows:
•
$75,000 for the Presiding Director;

•
$20,000 for the Audit Committee Chair;

•
$5,000 for the Audit Committee financial expert; and

•
$15,000 for other Committee Chairs.

In 2019, Mr. Penn was not entitled to receive any separate or additional compensation in connection with his services on the Board. Mr. Gross also did not receive any compensation for his services on the Board, in accordance with the terms of the Company’s purchase agreement with Goldman Sachs.
The following table sets forth the compensation paid to or earned during fiscal year 2019 by our non-management directors:
DIRECTOR COMPENSATION FOR FISCAL YEAR 2019
Non-Management Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Charlene Barshefsky	134,500	—	—	—	134,500(1)
Clare R. Copeland	161,000	—	—	—	161,000(2)
Daniel S. Goldberg	212,000	—	—	—	212,000(3)
Bradley J. Gross	0	—	—	—	0
Scott Kauffman	151,000	—	—	—	151,000(4)
Lawrence S. Kramer	186,500	—	—	—	186,500(5)
Anne Marie O’Donovan	265,000	—	—	—	265,000
Kristen O’Hara	123,333	—	—	—	123,333(6)
Wade Oosterman	—	—	—	—	—(7)
Desirée Rogers	233,500	—	—	—	233,500
Irwin D. Simon	352,000	—	—	—	352,000

(1)
Ms. Barshefsky was appointed to the Board on April 8, 2019 and thus received a prorated annual cash retainer. Ms. Barshefsky received a one-time cash award of $50,000 rather than $100,000.

(2)
Mr. Copeland did not stand for re-election at our 2019 Annual Meeting and thus received a prorated annual cash retainer. Mr. Copeland also received a one-time cash award of $100,000.

(3)
Mr. Goldberg resigned from the Board on January 21, 2020. In 2019, Mr. Goldberg received his annual cash retainer, in full, as well as a one-time cash award of $100,000.

(4)
Mr. Kauffman did not stand for re-election at our 2019 Annual Meeting and thus received a prorated annual cash retainer. Mr. Kauffman also received a one-time cash award of $100,000.

(5)
Mr. Kramer did not stand for re-election at our 2019 Annual Meeting and thus received a prorated annual cash retainer. Mr. Kramer also received a one-time cash award of $100,000.

(6)
Ms. O’Hara was elected to the Board at our 2019 Annual Meeting and thus received a prorated annual cash retainer. Ms. O’Hara received a one-time cash award of $58,333 rather than $100,000.

(7)
Mr. Oosterman was appointed to the Board on January 23, 2020 and was not paid any compensation in 2019.

No equity awards were granted to our non-employee directors in 2019. The aggregate number of restricted shares or restricted stock units outstanding as of December 31, 2019 for our non-employee directors was as follows: 0 shares for Ms. Barshefsky; 0 shares for Mr. Copeland; 26,990 restricted stock units for Mr. Goldberg; 0 shares for Mr. Gross; 0 shares for Mr. Kramer; 26,990 restricted stock units for Ms. O’Donovan; 0 shares for Ms. O’Hara; 9,990 shares for Ms. Rogers; 26,990 shares for Mr. Simon; and 428,342 shares for Mr. Kauffman. Mr. Kauffman is a former chief executive officer of the Company; the vesting terms for the 428,342 shares of restricted stock held by him as of December 31, 2019, are governed by that certain Succession Agreement between the Company and Mr. Kauffman, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on September 12, 2018.
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (or “CD&A”) section outlines our compensation philosophy and describes the material components of our executive compensation practices for our named executive officers or “NEOs” in 2019:
MARK PENN	Chairman & Chief Executive Officer
FRANK LANUTO	Chief Financial Officer
JONATHAN MIRSKY	General Counsel and Corporate Secretary
DAVID ROSS	Executive Vice President, Strategy and Corporate Development
In addition, two of our former executive officers, David Doft, our Former Executive Vice President and Chief Financial Officer, and Mitchell Gendel, our Former Executive Vice President and General Counsel, are also considered in our NEO group for 2019, although each departed the Company in 2019. We are currently eligible to provide disclosure pursuant to the rules applicable to smaller reporting companies. As a smaller reporting company, we are not required to treat Frank Lanuto, our CFO, as a Named Executive Officer. Nonetheless, we have elected to include the same disclosure for Mr. Lanuto as we have provided for our other Named Executive Officers.
EXECUTIVE SUMMARY
Engagement of New Senior Leadership Team
2019 was a transformative year for the Company’s senior management team. Mark Penn became Chief Executive Officer of the Company and built out the Company’s senior leadership with a new Chief Financial Officer and new General Counsel. Specifically, during the course of 2019, the Company made the following significant changes to its senior management team:
•
Effective March 18, 2019, following an extensive search process, and in connection with the investment of Stagwell in the Company, the Company’s Board of Directors appointed Mark Penn as the Chairman & Chief Executive Officer (“CEO”);

•
Frank Lanuto, a financial leader with significant advertising holding company experience, joined the Company as Chief Financial Officer (“CFO”) on June 10, 2019; and

•
On June 17, 2019, Jonathan Mirsky, an experienced corporate attorney, joined the Company as General Counsel and Corporate Secretary.

In connection with the changes to our senior management team, we entered into employment agreements with each of Messrs. Penn, Lanuto and Mirsky, each of which reflect our compensation philosophy and are described more fully below. The Company also entered into agreements with two of its departing executive officers, outgoing CFO David Doft and outgoing General Counsel Mitch Gendel, to retain their services for a transitional period and ensure a smooth transition for the new senior management team.

Aligning Pay with Performance
While approving significant changes to our senior management team during 2019, the Human Resources & Compensation Committee (the “Compensation Committee”) remained committed to its compensation strategy of appropriately linking compensation levels with shareholder value creation by:
•
Aligning pay with financial performance as a meaningful component of total compensation;

•
Providing total compensation capable of attracting, motivating and retaining executives of outstanding talent;

•
Focusing our executives on achieving key objectives critical to implementing the Company’s business strategy and achieving financial performance goals; and

•
Safeguarding the Company’s business interests, including protection from adverse activities by executives.

In 2019, approximately 83% of the target total compensation (excluding benefits) for our CEO was variable/performance-based pay, while performance-based pay for all other NEOs (other than Messrs. Doft and Gendel) averaged 70% of target total compensation (excluding benefits and one-time signing bonuses). For all of our NEOs, 100% of the annual incentives could be earned only if individual and other pre-established financial performance goals were met, while 100% of long-term incentive awards could be earned only if financial performance goals (except in limited circumstances described herein) were met. In addition, the newly hired NEOs received inducement long-term incentive awards, which took the form of cash- or stock-settled stock appreciation rights (“SARs”) and/or restricted stock, which are aligned with stockholder interests because they increase in value only with improved stock price performance.
What We Do and What We Do Not Do
Our compensation program is constructed in conformity with prevailing governance standards. The following are some of the key compensation practices we follow to drive performance, as well as some practices we avoid because we do not believe they promote our long-term goal of aligning pay with performance.

What We Do	What We Do Not Do
✓ Mitigate undue risk in compensation programs	✗ No repricing of underwater stock options
✓ Maintain equity ownership guidelines for executives	✗ No tax gross-ups
✓ Provide reasonable post-employment and change in control protection to executives	✗ No significant perquisites
✓ Use an independent compensation consultant that does not provide other services to the Company	✗ No “single-trigger” change in control cash severance to executives
✓ Maintain a compensation committee comprised only of independent, non-employee directors	✗ No hedging or pledging of Company securities by directors and executive officers
Shareholder Approval of our NEO Compensation
At the Company’s most recent Annual Meeting held on June 4, 2019, the Company submitted its executive compensation program to an advisory vote of its shareholders (also known as the “say-on-pay” vote). This advisory vote received support from approximately 91% of the total votes cast at the annual meeting. Therefore, in considering compensation and long-term incentives in 2019, the Company continued its practice of focusing on pay for performance.
The Company pays careful attention to shareholder feedback, including the say-on-pay vote, and management and the Board have undertaken a concerted effort to focus on shareholder outreach and solicitation of feedback in recent years.
OVERVIEW OF OUR 2019 COMPENSATION PROCESS
Primary Compensation Elements
As summarized in the following table, the Company traditionally uses a mix of short- and long-term and fixed and variable elements in compensating the NEOs: base salary, annual cash bonus incentives and long-term incentive awards. As described in more detail below, the Compensation Committee administers the long-term incentive program for our NEOs with the goal that all long-term equity awards granted to NEOs will either be subject to performance-based vesting requirements or will have value only to the extent that our stock price increases following the grant date, in addition to continued employment conditions. In limited situations only, such as inducement grants, long-term incentive awards may include equity-based awards that vest based solely on continued employment.

Process for Determining the Compensation of Our Named Executive Officers
The Company’s executive compensation program is administered and overseen by the Compensation Committee. During 2019, our Compensation Committee was composed of four independent, non-employee directors. The Compensation Committee oversees the Company’s executive compensation and benefit plans and practices, including its incentive compensation and equity-based plans, and reviews and approves the Company’s management succession plans. Specifically, the Compensation Committee determines the salaries or potential salary increases, as applicable, and the performance measures and awards under the annual bonus incentive program for our CEO and other executive officers. The Compensation Committee also determines the amount and form of long-term incentive awards.
Role of Compensation Consultant
In 2017, 2018 and 2019, the Compensation Committee retained Mercer, a compensation consulting firm, to provide objective analysis, advice and information to the Compensation Committee, including competitive market data and recommendations related to our CEO and other executive officer compensation, including recommendations regarding annual and long-term incentive awards. Additionally, in 2019, Mercer provided feedback to the Compensation Committee related to the compensation terms for our employment agreements with the new executives. Mercer reports to the Compensation Committee Chair and has direct access to Compensation Committee members. In accordance with Nasdaq listing standards and SEC regulations, the Compensation Committee assessed the independence of Mercer and determined that it was independent from management and that Mercer’s work has not raised any conflict of interest.
Mercer has attended Compensation Committee meetings at the Compensation Committee’s request and has also met with the Compensation Committee in executive session without management present. In particular, the Compensation Committee worked with Mercer to structure performance-based annual and long-term incentive programs designed to retain the Company’s senior management team and to motivate them to achieve goals that increase shareholder value. The Compensation Committee sought to ensure that its incentive plans properly align management incentive compensation targets with the performance targets most relevant to shareholders. The Compensation Committee also considered recent trends in executive compensation.
Use of Comparator Companies
In determining compensation opportunities and payments to executives, the Compensation Committee may, from time to time, review competitive opportunities, payments, practices and performance among a comparator group of companies. We engage in formal benchmarking of NEO compensation. We intend that, if our named executive officers achieve individual and financial corporate objectives in a given year, they will earn total direct compensation that compares favorably with the total direct compensation earned by executives performing similar functions at comparator companies. Our Compensation Committee aims to set total target compensation at a level between the 25th and 50th percentiles as compared to our comparator companies.
The comparator group of peer marketing service companies used in 2019 was identified by Mercer and approved by the Chair of the Compensation Committee. The group is comprised of the following publicly-traded companies ranging in size from ~$800 million to $4.5 billion in revenue (or approximately one-half to three-times that of the Company): IAC/InterActiveCorp; Sinclair Broadcast Group; Clear Channel; John Wiley & Sons; Scholastic Corporation; The New York Times Company; Meredith Corporation; Criteo S.A.; TEGNA Inc.; Tribune Media Company; Gray Television, Inc.; Entercom Communications Corp.; The E.W. Scripps Company; and The McClatchy Company. We also consider data regarding Omnicom and The Interpublic Group of Companies for reference purposes, but do not formally include them for benchmarking purposes given their size compared to the Company.
Role of Named Executive Officers in Compensation Decisions
The Compensation Committee considers input from senior management in making determinations regarding the overall executive compensation program and the individual compensation of the NEOs and other executive officers. As part of the Company’s annual planning process, the CEO and EVP, Strategy and Corporate Development develop targets for the Company’s incentive compensation programs and present them to the Compensation Committee. These targets are reviewed by the Compensation Committee to ensure alignment with the Company’s strategic and annual operating plans, taking into account the targeted year-over-year improvement as well as identified opportunities and risks. Based on performance appraisals, including an assessment of the achievement of pre-established financial and individual “key performance indicators,” the CEO recommends to the Compensation Committee cash and long-term incentive award levels for the Company’s other executive officers. Each year, the CEO presents to the Compensation Committee his evaluation of each executive officer’s contribution and performance over the past year, and strengths and development needs and actions for each of the executive officers. The Compensation Committee exercises its discretionary authority and makes the final decisions regarding the form of awards, targets, award opportunities and payout value of awards. No executive officer participates in discussions relating to his or her own compensation.
The following table identifies the roles and responsibilities of the Compensation Committee and management in the oversight of the Company’s executive compensation program:
Compensation Committee	Management

•
Sets policies and gives direction to management on all aspects of the executive compensation program

•
Engages and oversees the independent compensation consultant, including determining its fees and scope of work

•
Based upon performance, peer group and general industry market data, evaluates, determines and approves compensation (salary, bonus and equity awards) for each executive officer

•
Determines the terms and conditions of equity incentive awards for all award recipients

•
Reviews succession planning to mitigate the risk of executive departure and to help ensure individual development and bench-strength through different tiers of Company leadership

•
Evaluates and considers regulatory and legal perspectives on compensation matters, rating agency opinions on executive pay, published investor compensation policies and position parameters, and recommendations of major proxy voting advisory firms

•
Coordinates with the other committees of the Board to identify, evaluate and address potential compensation risks, where they may exist

•
Analyzes competitive information supplied by the independent compensation consultant and others in light of the Company’s financial and operational circumstances

•
Considers how other factors may affect pay decision-making, such as the Company’s targeted earnings, internal pay equity, overall financial performance and the Company’s ability to absorb increases in compensation costs

•
Uses the data and analysis referenced above to formulate recommendations for the Committee’s review and consideration

Risk Assessment
The Compensation Committee reviews with management the design and operation of the Company’s compensation practices and policies, including performance goals and metrics used in connection with incentive awards and determined that these policies do not provide the Company’s executive officers or other employees with incentives to engage in behavior that is reasonably likely to have a material adverse effect on the Company. As discussed below in greater detail, the principal measures of our business performance to which NEO compensation is tied are EBITDA (as defined below) and individual key performance criteria.

2019 Principal Pay Element Determinations
2019 Principal Pay Element Determinations and Link to Company Strategy
The following table provides an overview of the principal pay elements provided to our NEOs and material decisions made with respect to these elements in 2019, and explains how each element is linked to our overall business strategy:
Pay Element	Description	2019 Determinations	Link To Business & Strategy
BASE SALARY
•
Fixed cash compensation recognizing individual performance, role and responsibilities, leadership skills, future potential and internal pay equity considerations

•
Set upon hiring or promotion, reviewed as necessary based on the facts and circumstances and adjusted when appropriate

•
In connection with their hiring, the Compensation Committee set the base salaries of Messrs. Penn, Lanuto and Mirsky taking into account feedback from Mercer. Base salaries were benchmarked against appropriate comparator companies

•
Competitive base salaries help attract and retain key executive talent

•
Any material adjustments are based on competitive market considerations, changes in responsibilities and individual performance

ANNUAL INCENTIVES	• Performance-based cash compensation dependent on performance against annually established financial targets and personal performance
•
The Compensation Committee awarded performance-based cash bonuses to Messrs. Penn, Lanuto, Mirsky and Ross based on the Company’s achievement of its 2019 EBITDA target as well as individual performance and contributions

• Our annual incentives motivate and reward achievement of annual corporate and personal objectives that build shareholder value
LONG-TERM INCENTIVES
•
Opportunity to earn cash and equity long-term incentive awards, subject to continued employment, if the Company achieves financial performance goals (EBITDA) over a one (1) to three (3) year measurement period following the date of grant

•
The Compensation Committee granted cash and equity long-term incentive awards to Messrs. Penn, Lanuto, Mirsky, and Ross to encourage them to focus on delivering key financial metrics over the next three years

•
Like our annual incentives, our long-term incentives encourage senior leaders to focus on delivering on our key financial metrics, but do not encourage or allow for excessive or unnecessary risk-taking in achieving this aim

•
The long-term incentives also ensure that executives have compensation that is at risk for longer

Pay Element	Description	2019 Determinations	Link To Business & Strategy

periods of time and is subject to forfeiture in the event that they terminate their employment
•
The long-term incentives also motivate executives to remain with the company for long and productive careers built on expertise

INDUCEMENT AWARDS/CASH SIGNING BONUSES	• One-time awards granted to new executives in the form of SARs, restricted stock and/or cash signing bonuses	• The Compensation Committee granted inducement awards to Messrs. Penn, Lanuto and Mirsky in connection with each joining the Company	• Attract talented, experienced executives to join and remain with the Company
New CEO Compensation and Inducement Award
On March 18, 2019, following an extensive search process and concurrent with the investment by Stagwell in the Company, Mr. Penn became CEO and began implementing a turnaround plan to significantly improve the Company’s financial and operational performance. The Compensation Committee consulted with Mercer and utilized benchmarks in negotiating the terms of Mr. Penn’s employment contract, including as to his base salary, incentive compensation targets, and an inducement award in the form of SARs. Specifically, the Compensation Committee established Mr. Penn’s base salary at $750,000, benchmarked in the lower range (<25th percentile) of peer group CEOs and approximately 40% lower than that of the Company’s prior CEO. Mr. Penn’s total direct compensation target, which is more heavily weighted to “at-risk” performance-based awards, was benchmarked at the 50th percentile of peer group CEOs. The Compensation Committee also granted a one-time inducement award of 1,500,000 SARs to Mr. Penn, which vest over three years subject to continued employment. The terms of this inducement award, and other key terms of Mr. Penn’s employment contract, are discussed in detail under the heading “Narrative Disclosure to Summary Compensation Table” below.
Inducement Awards and Signing Bonuses to Other New NEOs in 2019
In June 2019, the Compensation Committee granted inducement awards, including signing bonuses, to each of Messrs. Lanuto and Mirsky. The amounts and terms of these awards are discussed in detail under the heading “Narrative Disclosure to Summary Compensation Table” below.
2019 Incentive Awards: Financial and Individual Performance Metrics
Pay-for-Performance Analysis; Achievement of 2019 Financial Targets.   The Company’s compensation program is designed to reward performance relative to corporate financial performance criteria and individual incentive criteria. The Company’s overall financial performance for 2019 exceeded the financial targets established by the Compensation Committee. Specifically, the Company’s 2019 EBITDA performance exceeded the Company’s baseline EBITDA target ($179.7 million). In 2019, EBITDA performance was measured based on the definition of EBITDA contained in the Company’s Credit Agreement. The Compensation Committee also determined that the Company achieved certain other financial and strategic goals in 2019, including reduction of the consolidated compensation-to-revenue ratio, increases in net new business through the year, a significantly improved balance sheet position at year end, portfolio realignment into agency networks, real estate consolidation in New York City and the successful sublet of the Company’s prior headquarters. The Compensation Committee’s executive compensation decisions in 2019 aligned with this exceptional financial and operational performance.

Calculation of 2019 Annual Incentive Awards; Individual Performance Metrics.   In 2019, each NEO was eligible to earn an annual bonus in an amount equal to his base salary plus a potential discretionary adjustment for exceptional performance. In determining the 2019 annual incentive awards to be paid to each of the named executive officers, following the conclusion of fiscal 2019, the Compensation Committee reviewed actual financial performance and individual performance relative to individual incentive criteria. The Company does not apply a formula or use a pre-determined weighting when comparing overall performance against the various individual objectives, and no single objective is material in determining individual awards. Rather, the Compensation Committee assessed each executive’s individual performance to determine the actual bonus incentive award payable to each NEO. For NEOs other than the Chief Executive Officer, the Compensation Committee’s assessment was partially based on a performance review by the Chief Executive Officer. On January 23, 2020, the Compensation Committee approved annual incentive awards to the NEOs in the following amounts: Mr. Penn — $750,000; Mr. Ross — $625,000; Mr. Lanuto — $350,000; and Mr. Mirsky — $200,000.
2020 LTIP Awards Issued in 2019.   In November 2019, the Compensation Committee granted awards under the Company’s 2014 Long-Term Cash Incentive Plan (the “2014 LTIP Plan”) and 2011 and 2016 Stock Incentive Plans to each of our NEOs as described below, in each case with a performance period commencing January 1, 2020. The Compensation Committee chose EBITDA, as defined in the Company’s Credit Agreement, as the financial performance measure under each of these awards. The Compensation Committee evaluated using additional or alternative performance metrics with respect to these awards, but ultimately determined to use only EBITDA because it is a key measure of the Company’s profitability, as well as availability under existing lines of credit, that generally correlates to our stock price performance. Specifically, the Compensation Committee set the 2020 EBITDA target at $205 million under each award.
2020 Cash LTIP Awards.   In November 2019, the Compensation Committee granted awards under the Company’s 2014 LTIP Plan to each of our NEOs in the following target amounts: Mr. Penn — $1,155,000; Mr. Ross — $400,000; Mr. Mirsky — $242,000; and Mr. Lanuto — $198,000. These grants vest at the end of the applicable three-year measurement period (January 1, 2020 — December 31, 2022), subject to achievement of financial performance criteria and continued employment (the “2020 Cash LTIP Awards”). The financial performance criteria are based on three-year cumulative EBITDA as measured against the approved annual EBITDA targets for such period.
A payout of between 75% and 100% of the target opportunity will be made if the Company achieves a three-year cumulative EBITDA amount equal to or greater than 90% but less than 100% of the three-year cumulative EBITDA target, based on a straight-line interpolation for actual cumulative EBITDA between 90% and 100% of the cumulative EBITDA target; a payout at the target opportunity will be made if the Company achieves the three-year cumulative EBITDA target; and a payout of the target opportunity plus an additional amount between 0% and 100% of the target opportunity will be made if the Company exceeds the three-year cumulative EBITDA target based on a straight-line interpolation for actual cumulative EBITDA between 100% and 105% of the cumulative EBITDA target, subject to a cap of two times the target opportunity. No payout would be earned in the event the Company fails to achieve three-year cumulative EBITDA at least equal to or greater than 90% of the cumulative EBITDA target.
These awards vest automatically upon a change in control of the Company (“single-trigger”). Subject to achievement of financial performance targets, these awards vest on a pro rata basis upon termination of the NEO’s employment without cause or by the NEO for good reason.
2020 LTIP Equity Incentive Awards.   In November 2019, the Compensation Committee also determined to award each NEO restricted stock grants under the Company’s 2011 and 2016 Stock Incentive Plans. Vesting for these awards is conditioned upon achievement of one (1) year financial performance targets and continued employment pursuant to the terms of an award agreement made under the Plans (the “2020 LTIP Equity Incentive Awards”). Pursuant to the terms of the 2020 LTIP Equity Incentive Awards, the shares of restricted stock granted to our NEOs will vest based upon the Company’s level of achievement of EBITDA over the performance period commencing on January 1, 2020 and ending on December 31, 2020 and the NEO’s continued employment until December 31, 2022. The Committee decided on a one-year performance period (as part of three-year overall vesting) for the 2020 LTIP Equity Incentive Awards given the unique significance of year-over-year performance improvements in 2020 on the

Company’s overall turnaround plan; in addition, the Committee recognized that the 2020 Cash LTIP Awards maintained a three-year performance period in coming to its decision to select a shorter performance period for the 2020 LTIP Equity Incentive Awards.
On November 4, 2019, the Company issued 2020 LTIP Equity Incentive Awards to each of the NEOs in the following amounts: Mr. Penn — 577,500 shares; Mr. Ross — 200,000 shares; Mr. Mirsky — 121,000 shares; and Mr. Lanuto — 99,000 shares. Each of the foregoing 2020 LTIP Equity Incentive Awards will vest on December 31, 2022, based on the Company’s EBITDA as described above. For achievement of an EBITDA amount equal to or greater than 90% of the EBITDA target (the “Minimum EBITDA Amount”) but less than 100% of the EBITDA target, a prorated amount between 75% and 100% of the 2020 LTIP Equity Incentive Award will vest, determined based on straight-line interpolation for EBITDA between the Minimum EBITDA Amount and EBITDA target. For achievement of an EBITDA amount equal to or greater than 100% of the EBITDA target, 100% of each 2020 LTIP Equity Incentive Award will vest. No shares would vest in the event the Company fails to achieve at least 90% of the Minimum EBITDA Amount.
These awards generally do not vest automatically upon a change in control of the Company, except in connection with a termination of the NEO’s employment without cause or by the NEO for good reason (“double-trigger”). Subject to achievement of financial performance targets, these awards vest on a pro rata basis upon termination of the NEO’s employment without cause or by the NEO for good reason.
2018 EVP Awards — Payment and Amendment.   In December 2018, the Compensation Committee approved a series of one-time retention/transaction awards (the “2018 EVP Retention Awards”) for five (5) senior executives of the Company, including each of Messrs. Doft, Gendel, and Ross. The amount of each 2018 EVP Retention Award was equal to the applicable NEOs respective base salary or target annual bonus award. Payment of each 2018 EVP Retention Award by the Company was conditioned on continued employment through the successful closing of a “significant transaction” during 2019 as defined in such awards.
In connection with their Separation Agreements, which are summarized in more detail below, in 2019, Messrs. Doft and Gendel each received a 2018 EVP Retention Award payout in the amount of $650,000 pursuant to the terms of such award. Additionally, in June 2019, the Compensation Committee approved an amendment to the 2018 EVP Retention Award of Mr. Ross. The amended terms included a cash payment of $375,000 subject to continued employment until December 31, 2019 and a grant of 137,500 shares of restricted stock, subject to performance vesting upon the Company’s achievement of certain EBITDA targets during calendar years 2019 and 2020.
Other Elements of Compensation
We provide our NEOs with basic health and welfare benefits that are generally the same as those made available to other salaried employees located in the same jurisdiction. The table below highlights certain other compensation components we offer and as a general matter, certain components we have decided not to offer.
What We Offer	What We Do Not Offer
✓ Medical and dental insurance ✓ 401(k) Savings Plan
✗
Supplemental or other non-qualified pension plans

✗
Post-retirement medical benefits

✗
Post-retirement life insurance benefits

✗
Tax reimbursement or “gross-up” payments

✗
Excessive perquisites

Separation and Release Agreements
In connection with their departures, we entered into separation and release agreements with each of Messrs. Doft and Gendel, which we refer to as the “Separation Agreements”. In consideration of their respective agreements to provide transitional support services for an agreed-upon period and their release of claims against the Company, and consistent with the terms of their employment agreements, the Separation Agreements provided for each of Messrs. Doft and Gendel to receive the severance payments and benefits that are set forth in the Summary Compensation Table and described more fully on page 29.
OTHER COMPENSATION-RELATED POLICIES
Stock Ownership Guidelines
The Company’s stock ownership guidelines require that each named executive officer own a significant equity stake in the Company during the period of their employment. The Compensation Committee believes that stock ownership by senior managers strengthens their commitment to the future of the Company and further aligns their interests with those of our shareholders. The Board has adopted the following stock ownership guidelines: our CEO and CFO shall own stock with a value of at least four (4) times his base salary, and each other NEO shall own stock with a value of at least three (3) times their base salary. An executive must reach his target ownership level within four years after becoming subject to the stock ownership guidelines.
Prohibition of Pledging or Hedging of the Company’s Stock
The Board has adopted policies to prohibit any pledge or hedging of the Company’s stock by officers and directors of the Company. Currently, no stock is pledged or hedged by any of the Company’s directors or officers.
Employment Agreements
The Company has employment or services agreements with the CEO and all of the other NEOs. These agreements, which are summarized on pages 23- 25, formalize the terms of the employment relationship and assure the executive of fair treatment during employment and in the event of termination while requiring compliance with restrictive covenants. Employment agreements promote complete documentation and understanding of employment terms, including strong protections for our business.
Business Protection Terms
The Company’s NEOs are subject to significant contractual restrictions intended to prevent actions that potentially could harm our business, particularly after termination of employment. These business protections include obligations not to solicit clients or employees, not to disparage us, not to reveal confidential information, and to cooperate with us in litigation. Business protection provisions are included in employment agreements and in connection with compliance with the Company’s Code of Conduct.
Equity Award Grant Policies
The Board of Directors and the Compensation Committee have adopted policies and procedures governing the granting of any equity incentive awards, including the following:
•
Equity incentive awards granted to executive officers must be approved by the Compensation Committee or the full Board of Directors and must be made at quarterly in-person meetings and not be made via unanimous written consent. An attorney (who may be an employee of the Company) must be present at each Compensation Committee or Board meeting.

•
If grants are required to be awarded in connection with hiring new employees in between regularly-scheduled Compensation Committee meetings, such grants may be approved at a special meeting, which may be telephonic or in-person.

•
Options, SARs and other equity incentive awards must be priced at or above the closing price on the date immediately prior to the date of the Compensation Committee meeting at which the grant is approved.

Severance Policies
We provide severance protection to our named executive officers in employment agreements, as detailed below under the caption “Potential Payments upon Termination or Change-In-Control.” This protection is designed to be fair and competitive to aid in attracting and retaining experienced executives. We believe that the protection we provide, including the level of severance payments and post-termination benefits, is appropriate.
Section 162(m)
Pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), publicly-held corporations are prohibited from deducting compensation paid to the named executive officers as of the end of the fiscal year, in excess of $1 million. Although the Compensation Committee considers the impact of Section 162(m) when making its compensation determinations, the Compensation Committee has determined that its need for flexibility in designing an effective compensation plan to meet our objectives and to respond quickly to marketplace needs has outweighed its need to maximize the deductibility of its annual compensation. The Compensation Committee reviews this policy from time to time.
EBITDA
As used in this Proxy Statement:
“EBITDA” is calculated pursuant to the Company’s Credit Agreement for the incentive awards granted in 2019, and for awards issued in prior years. “EBITDA” is a non-U.S. GAAP measure that represents operating income (loss) plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, distributions from non-consolidated affiliates, and other items, adjusted for certain items at the discretion of the Compensation Committee. A reconciliation of these measures to the U.S. GAAP reported results of operations for the year ended December 31, 2019 is provided in the Company’s Current Report on Form 8-K filed on February 27, 2020.

REPORT OF THE HUMAN RESOURCES &
COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
The Human Resources & Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis that appears above. Based on this review and discussion with management, the Human Resources & Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2020 Proxy Statement and the Company’s Amended 2019 Annual Report on Form 10-K/A for filing with the SEC.
The Human Resources & Compensation Committee
Desirée Rogers (Chair)
Bradley J. Gross
Kristen O’Hara
Irwin Simon

Executive Compensation
This section contains information, both narrative and tabular, regarding the compensation for fiscal years 2019, 2018, and 2017 for our NEOs. As discussed in the CD&A, Messrs. Penn, Lanuto and Mirsky joined the Company in 2019. In addition, Messrs. Doft and Gendel departed the Company in 2019.
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Mark Penn, Chief Executive Officer and Chairman	2019	591,346	750,000	1,899,975	1,600,000	0	72,084	4,913,405(*)
Frank Lanuto, Chief Financial Officer	2019	252,404	450,000	325,710	519,750	0	31,050	1,578,914
Jonathan Mirsky, General Counsel and Corporate Secretary	2019	296,154	400,000	1,025,590	183,333	0	20,927	1,926,004
David Ross, Executive Vice President, Strategy and Corporate Development	2019	500,000	625,000	1,266,725(6)	0	0	41,089	2,432,814
	2018	500,000	0	274,500	0	0	21,408	795,908
	2017	495,833	500,000	0	101,162	117,664	22,785	1,237,444
David Doft, Former Executive Vice President and Chief Financial Officer	2019	396,667	0	394,550(7)	0	0	1,735,843	2,527,060
	2018	650,000	0	366,000	0	0	51,408	1,067,408
	2017	650,000	650,000	0	117,630	117,664	52,785	1,588,079
Mitchell Gendel, Former Executive Vice President and General Counsel	2019	396,667	0	354,443(7)	0	0	1,629,008	2,380,118
	2018	633,333	0	366,000	0	0	48,184	1,047,517
	2017	550,000	550,000	0	117,630	117,664	50,207	1,385,501

(*)
Excluding Mr. Penn’s inducement award, total compensation would be $3,313,405 (see “New CEO Compensation and Inducement Award” above).

(1)
Amounts shown for Messrs. Lanuto and Mirsky reflect signing bonuses of $100,000 and $200,000, respectively.

(2)
Reflects the grant date fair value of the equity awards we granted to our NEOs as determined in accordance with FASB Topic 718. For a discussion of the assumptions relating to these valuations, please see “Note 2 — Significant Accounting Policies” set forth in our annual report on Form 10-K for the year ended December 31, 2019. On November 4, 2019, the Company issued 2020 LTIP Equity Incentive Awards to each of the NEOs in the following target amounts: Mr. Penn — 577,500 shares; Mr. Ross — 200,000 shares; Mr. Mirsky — 121,000 shares; and Mr. Lanuto — 99,000 shares. See “Compensation Discussion and Analysis — 2019 Annual Incentive Awards: Financial and Individual Performance Metrics — 2020 LTIP Equity Incentive Awards.” Each of the foregoing restricted stock grants will vest on December 31, 2022 based on the Company’s EBITDA for the period commencing on January 1, 2020 and ending on December 31, 2020.

(3)
Amounts shown in the columns for 2017 and 2019 reflect the grant date fair value of the SARs awards we granted to our NEOs as determined in accordance with FASB Topic 718. For a discussion of the assumptions relating to these valuations, please see “Footnote 2 — Significant Accounting Policies” set forth in our annual report on Form 10-K for the year ended December 31, 2019.

(4)
Amounts shown in the column for 2017 reflect amounts paid March 2, 2018 in connection with grants made in February 2015 pursuant to the 2014 Cash LTIP Plan, following a determination of the Company’s financial performance over the 3-year period ended December 31, 2017.

(5)
The components of “all other compensation” are set forth in the table below.

Name	Automobile Allowance ($)	Health Benefits ($)*	Long-term Disability Insurance Premiums ($)	Severance ($)	Vacation Pay Out ($)	Total ($)
Mark Penn	47,500	24,584	—	—	—	72,084
Frank Lanuto	14,022	16,826	202	—	—	31,050
Jonathan Mirsky	13,463	7,262	202	—	—	20,927
David Ross	20,083	20,634	372	—	—	41,089
David Doft	18,308	20,634	233	1,655,000	41,668	1,735,843
Mitchell Gendel	15,256	24,584	—	1,550,000	39,168	1,629,008

*
The “Health Benefits” provided by the Company are payment of health insurance premiums for the employee and, as applicable, family members eligible for coverage.

(6)
Reflects the grant date fair value of Mr. Ross’s 2017 LTIP Equity Incentive Award that was approved on January 20, 2017 and was subject to performance conditions. Under FASB ASC Topic 718, this restricted stock award did not have an established grant date fair value until 2019 because the financial performance target, the Cumulative EBITDA Target, had not been established. This award partially vested in February 2020 due to the Company’s partial achievement of the Cumulative EBITDA Target during the period of January 1, 2017 – December 31, 2019. (Specifically, 52,500 shares of Mr. Ross’s grant of 70,000 shares vested on February 26, 2020 based on achievement of at least 90% (but less than 100%) of the minimum cumulative 3-year EBITDA target for the performance period ended December 31, 2019. The remaining award shares were forfeited.) Also reflects the grant date fair value of restricted shares that Mr. Ross received in connection with his 2018 EVP Incentive Award, as amended. See “Compensation Discussion and Analysis — 2019 Annual Incentive Awards: Financial and Individual Performance Metrics — 2018 EVP Awards — Payment and Amendment.” 50% of this award vested in February 2020 due to the Company’s achievement of the EBITDA target for the 1-year period ended December 31, 2019. (Specifically, 68,750 shares of Mr. Ross’s grant of 137,500 shares vested on February 26, 2020, based on achievement of the 2019 EBITDA target. The remaining award shares will vest if the Company achieves the minimum EBITDA threshold for the performance period commencing January 1, 2019 and ending December 31, 2020, as determined by the Compensation Committee on or prior to March 1, 2021.) This table does not reflect 26,738 shares of restricted Class A Shares that were issued on February 28, 2018 and are subject to performance conditions. This award will vest on March 1, 2021, if the Company achieves the Cumulative EBITDA Target during the period of January 1, 2018 – December 31, 2020. Under FASB ASC Topic 718, these restricted stock awards did not yet have an established grant date fair value at December 31, 2019 because the three-year financial performance target was not yet established until the 2020 EBITDA target was determined in the first quarter of 2020.

(7)
Reflects the grant date fair value of Messrs. Doft and Gendel’s respective 2017 Equity Incentive Awards that were approved on January 20, 2017 and were subject to performance conditions. Under FASB ASC Topic 718, these restricted stock awards did not have an established grant date fair value until 2019 because the financial performance target, the Cumulative EBITDA Target, had not been established. Under their respective Separation Agreements, Messrs. Doft and Gendel received accelerated vesting of their respective 2017 Equity Incentive Awards. Also reflects the grant date fair value of Messrs. Doft and Gendel’s respective 2018 Equity Incentive Awards that were approved on February 28, 2018 and were subject to performance conditions. Under FASB ASC Topic 718, these restricted stock awards did not have an established grant date fair value until 2019 because the financial performance target, the Cumulative EBITDA Target, had not been established. Under their respective Separation Agreements, Messrs. Doft and Gendel received accelerated vesting of their respective 2018 Equity Incentive Awards.

Narrative Disclosure to Summary Compensation Table
Consistent with its past practice, the Company entered into employment agreements in connection with the hiring of Messrs. Penn, Lanuto and Mirsky. The compensation terms for each of Messrs. Penn, Lanuto and Mirsky were determined based on feedback from Mercer and were benchmarked against the Company’s comparator companies, as described above. The employment agreements for our NEOs are summarized below. For additional information regarding the compensation arrangements of and compensation decisions relating to our NEOs, see the discussion in our “Compensation Discussion and Analysis.”
Mark Penn Employment Agreement
The Company entered into an employment agreement with Mr. Penn, dated March 14, 2019, pursuant to which Mr. Penn is eligible to receive an annualized base salary of $750,000 and an annual discretionary cash bonus in an amount equal to up to 100% of his then-current base salary. He is eligible for potential future grants under the Company’s long-term incentive plans with an annual target equal to 350% of his then-current base salary. On April 5, 2019, Mr. Penn received an inducement grant of 1,500,000 SARs, with an exercise price equal to $2.19 (the average closing price for MDC’s Class A shares for the twenty (20) trading day period beginning March 5, 2019). These SARs will become vested and exercisable in full in three equal installments on each of the first three (3) anniversaries of March 18, 2019, the “Commencement Date”, subject to Mr. Penn’s continued employment with the Company through each vesting date. The SARs will expire on the fifth anniversary of the Commencement Date to the extent not exercised and will be subject to accelerated vesting upon (i) death or disability, (ii) termination of employment without “Cause” or with “Good Reason” (in each case as defined in his employment agreement), or (iii) a change in control of the Company. Mr. Penn is also eligible to receive a monthly $5,000 perquisite allowance to cover automobile expenses, professional dues and other perquisites. He is also entitled to participate in the retirement plans and benefits in accordance with the plans or practices of the Company made available to the senior executives of the Company. Under his employment agreement, Mr. Penn is subject to restrictive covenants during employment and for one (1) year thereafter, including covenants not to solicit clients of the Company, hire or solicit employees or exclusive consultants of the Company, and render services for any client of the type rendered by the Company, subject to specified exceptions. The employment agreement also provides for severance payments if Mr. Penn’s employment is terminated under certain circumstances. The amount and circumstances giving rise to these severance payments are discussed in further detail under the heading “Potential Payments upon Termination or Change in Control.”
Frank Lanuto Employment Agreement
The Company entered into an employment agreement with Mr. Lanuto, dated May 6, 2019, pursuant to which Mr. Lanuto is eligible to receive an annual base salary of $450,000 and an annual discretionary bonus in an amount equal to up to 100% of his base salary. The employment agreement provides that Mr. Lanuto was eligible to receive a signing bonus of $100,000, subject to certain conditions. He is eligible for potential future grants under the Company’s long-term incentive plans with an annual target equal to $450,000. On June 12, 2019, Mr. Lanuto received an inducement grant of (i) 225,000 SARs, with an exercise price equal to $2.91 (the average closing price for MDC’s Class A shares for the ten (10) day trading period beginning May 24, 2019) and (ii) 225,000 SARs, with an exercise price equal to $5.00. These SARs will become vested and exercisable in full in three equal installments on each of the first three (3) anniversaries of June 10, 2019 (the “Commencement Date”), subject to Mr. Lanuto’s continued employment with the Company through each vesting date. The SARs will expire on the fifth anniversary of the Commencement Date to the extent not exercised and will be subject to accelerated vesting upon a change in control of the Company. Mr. Lanuto is also eligible to receive an annual $25,000 perquisite allowance to cover automobile expenses, professional dues and other perquisites. He is also entitled to participate in the retirement plans and benefits in accordance with the plans or practices of the Company made available to the senior executives of the Company. Under his employment agreement, Mr. Lanuto is subject to restrictive covenants during employment and for a period of two (2) years thereafter, including covenants not to solicit clients of the Company, hire or solicit employees or exclusive consultants of the Company, and render services for any client of the type rendered by the Company, subject to specified exceptions. The employment agreement also provides for severance payments if Mr. Lanuto’s employment is terminated under certain circumstances. The amount and circumstances giving rise to these severance payments are discussed in further detail under the heading “Potential Payments upon Termination or Change in Control.”
Jonathan Mirsky Employment Agreement
The Company entered into an employment agreement with Mr. Mirsky, dated May 6, 2019, pursuant to which Mr. Mirsky is eligible to receive an annual base salary of $550,000 and an annual discretionary cash bonus in an amount equal to up to 100% of his base salary. The employment agreement provides that Mr. Mirsky was eligible to receive a one-time bonus of $200,000 payable on or about January 15, 2020, subject to certain conditions. He is eligible for potential future grants under the Company’s long-term incentive plans with an annual target equal to $550,000. On June 26, 2019, Mr. Mirsky received an inducement grant of (i) 250,000 restricted Class A Shares and (ii) 250,000 SARs, with an exercise price equal to $5.00. The restricted Class A Shares and SARs will become vested and exercisable in full in three equal installments on each of the first three (3) anniversaries of June 17, 2019, the “Commencement Date”, subject to Mr. Mirsky’s continued employment with the Company through each vesting date. The SARs will expire on the fifth anniversary of the Commencement Date to the extent not exercised and will be subject to accelerated vesting upon (i) death or disability, (ii) termination of employment without “Cause” or with “Good Reason” (in each case as defined in his employment agreement), or (iii) a change in control of the Company. Mr. Mirsky is also eligible to receive an annual $25,000 perquisite allowance to cover automobile expenses, professional dues and other perquisites. He is also entitled to participate in the retirement plans and benefits in accordance with the plans or practices of the Company made available to the senior executives of the Company. Under his employment agreement, Mr. Mirsky is subject to restrictive covenants during employment and for a period of one (1) year thereafter, including covenants not to solicit clients of the Company, hire or solicit employees or exclusive consultants of the Company, and render services for any client of the type rendered by the Company, subject to specified exceptions. The employment agreement also provides for severance payments if Mr. Mirsky’s employment is terminated under certain circumstances. The amount and circumstances giving rise to these severance payments are discussed in further detail under the heading “Potential Payments upon Termination or Change in Control.”
David Ross Employment Agreement
The Company has an amended and restated employment agreement with Mr. Ross, dated February 27, 2017, pursuant to which Mr. Ross serves as our Executive Vice President, Strategy and Corporate Development. Mr. Ross’s term of employment is for an indefinite term, unless and until either Mr. Ross provides the Company with 30 days’ prior written notice of resignation, or if the Company terminates his employment with or without “Cause” (as defined in his employment agreement). Mr. Ross currently receives an annualized base salary of $500,000 (effective as of January 20, 2017), and he is eligible to receive an annual discretionary bonus in an amount up to 100% of his base salary. He is also eligible for potential future grants under the Company’s long-term incentive plans. Mr. Ross is eligible to participate in any welfare benefit plans and programs including disability, group life (including accidental death and dismemberment), and business travel insurance provided by the Company to its senior executives. Mr. Ross is also eligible to receive an annual $25,000 perquisite allowance to cover automobile expenses, professional dues and other perquisites. He is also entitled to participate in the retirement plans and benefits in accordance with the plans or practices of the Company made available to the senior executives of the Company. Under his employment agreement, Mr. Ross is subject to restrictive covenants during employment and for a period of eighteen (18) months thereafter, including covenants not to solicit clients of the Company, hire or solicit employees or exclusive consultants of the Company, and render services for any client of the type rendered by the Company, subject to specified exceptions. The employment agreement also provides for severance payments if Mr. Ross’s employment is terminated under certain circumstances. The amount and circumstances giving rise to these severance payments are discussed in further detail under the heading “Potential Payments upon Termination or Change in Control.”

OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR-END
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Mark Penn		1,500,000	2.19	3/18/2024
							577,500	$1,605,450
Frank Lanuto		225,000	2.91	6/10/2024
		225,000	5.00	6/10/2024
							99,000	$275,220
Jonathan Mirsky		250,000	5.00	6/17/2024
					250,000	$695,000
							121,000	$336,380
David Ross		43,000	6.60	2/01/2022
							200,000	$556,000
							137,500	$382,250
							70,000	$194,600
David Doft	0				0
Mitchell Gendel	0				0

(1)
Mr. Penn received 1,500,000 inducement SARs. These SARs will become vested and exercisable in full in three equal installments on each of the first three (3) anniversaries of March 18, 2019, subject to Mr. Penn’s continued employment with the Company through each vesting date. Mr. Lanuto received 450,000 inducement SARs. These SARs will become vested and exercisable in full in three equal installments on each of the first three (3) anniversaries of June 10, 2019, subject to Mr. Lanuto’s continued employment with the Company through each vesting date. Mr. Mirsky received 250,000 inducement SARs. These SARs will become vested and exercisable in full in three equal installments on each of the first three (3) anniversaries of June 17, 2019, subject to Mr. Mirsky’s continued employment with the Company through each vesting date. The 43,000 SARs granted to Mr. Ross vest in full on January 31, 2020. For information regarding vesting in the event of a termination of employment or a change in control, see “Potential Payments upon Termination or Change in Control”.

(2)
Mr. Mirsky received 250,000 inducement restricted Class A shares. These restricted Class A shares will become vested in three equal installments on each of the first three (3) anniversaries of June 17, 2019, subject to Mr. Mirsky’s continued employment with the Company through each vesting date.

(3)
Mr. Penn’s grant of 577,500 restricted Class A shares, Mr. Lanuto’s grant of 99,000 restricted Class A shares, Mr. Mirsky’s grant of 121,000 restricted Class A shares, and Mr. Ross’s grant of 200,000 restricted Class A shares will vest on December 31, 2022, based upon the Company’s level of achievement of EBITDA over the performance period commencing on January 1, 2020 and ending on December 31, 2020. 68,750 shares of Mr. Ross’s grant of 137,500 shares vested on February 26, 2020, based on achievement of the 2019 EBITDA target. The remaining award shares will vest if the Company achieves the minimum EBITDA threshold for the performance period commencing January 1, 2019 and ending December 31, 2020, as determined by the Compensation Committee on or prior to March 1, 2021. 52,500 shares of Mr. Ross’s grant of 70,000 shares vested on February 26, 2020 based on achievement of at least 90% (but less than 100%) of the minimum cumulative 3-year EBITDA target for the performance period ended December 31, 2019. The remaining award shares were forfeited.

This table does not reflect 26,738 shares of restricted Class A Shares that were issued to Mr. Ross on February 28, 2018 and are subject to performance conditions. This award will vest on March 1, 2021, if the Company achieves the Cumulative EBITDA Target during the period of January 1, 2018 – December 31, 2020. Under FASB ASC Topic 718, these restricted stock awards did not yet have an established grant date fair value at December 31, 2019 because the three-year financial performance target was not yet established until the 2020 EBITDA target was determined in the first quarter of 2020.

The following table sets forth information concerning each exercise of stock options, SARs and similar instruments, and each vesting of stock, including restricted stock, restricted stock units and similar instruments, during 2019 for each NEO on an aggregated basis.
OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2019
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Mark Penn	0	0	0	0
Frank Lanuto	0	0	0	0
Jonathan Mirsky	0	0	0	0
David Ross	0	0	0	0
David Doft	0	0	133,476	321,677(1)
Mitchell Gendel	0	0	133,476	321,677(1)

(1)
Reflects the value realized on vesting by Messrs. Doft and Gendel of their 2017 and 2018 Equity Incentive Awards. Messrs. Doft and Gendel each received accelerated vesting of such awards under their respective Separation Agreements.

PENSION BENEFITS IN 2019
We do not provide our NEOs with any defined benefit pension arrangements.
NON-QUALIFIED DEFERRED COMPENSATION IN 2019
We do not maintain any non-qualified deferred compensation plans for our NEOs.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
We have entered into employment agreements with each of our named executive officers. Under these agreements, we are required to pay severance benefits in connection with specified terminations of employment, including specified terminations in connection with a change in control of the Company. No employment agreement for any NEO or other executive officer provides “single-trigger” severance payments in connection with a change in control. All such employment agreements require a “double trigger” for any change in control severance payments in excess of basic severance terms, as applicable. In addition, some of our equity incentive plans provide for the accelerated payment or vesting of awards in connection with specified terminations of employment, certain forms of change in control of the Company, death or disability. The following is a description of the severance, termination and change in control benefits payable to each of our named executive officers pursuant to their respective employment agreements and our equity incentive plans. The equity incentive plans provide for the following benefits in the event of a termination or change in control:
2011 Stock Incentive Plan.   The following conditions shall be referred to as the “2011 CIC and Termination Provisions” and shall be applicable with respect to the 2020 LTIP Equity Incentive Awards issued to each of the NEOs on November 4, 2019:
In the event of (i) the death or disability of the executive officer, (ii) termination of the executive officer’s employment without “Cause” or by the executive officer for “Good Reason” within one year following a Change in Control (as defined in the Company’s 2011 Stock Incentive Plan), or (iii) a Change in Control in which the Company’s Class A shares are no longer outstanding and publicly traded immediately following such transaction (each, a “Permitted Acceleration Event”), 100% of award shall vest. In the event that the executive officer is terminated without “Cause” (subject to such termination not otherwise being a Permitted Acceleration Event) or resigns for “Good Reason” a number of restricted shares shall vest, if such termination occurs prior to the Determination Date, on the Determination Date, in an amount equal to the product of (x) the number of restricted shares that would otherwise vest in accordance with the applicable performance conditions, if any, and (y) a fraction, the numerator of which shall be the number of full months of service completed by the executive officer from January 1, 2020 through the termination date, and the denominator of which shall be 36. The “Determination Date” is the date the Company achieves the performance thresholds set forth in the award, as determined by the Compensation Committee on or prior to March 1, 2021.
2016 Stock Incentive Plan.   The following conditions shall be referred to as the “2016 CIC and Termination Provisions” and shall be applicable with respect to the 2020 LTIP Equity Incentive Awards issued to each of the NEOs on November 4, 2019:
In the event of (i) the death or disability of the executive officer, (ii) termination of the executive officer’s employment without “Cause” or by the executive officer for “Good Reason” within one year following a Change in Control (as defined in the Company’s 2016 Stock Incentive Plan), or (iii) a Change in Control in which the Company’s Class A shares are no longer outstanding and publicly traded immediately following such transaction, 100% of the award shall vest. In the event that the executive officer is terminated without “Cause” (subject to such termination not otherwise being a Permitted Acceleration Event) or resigns for “Good Reason” a number of restricted shares shall vest, if such termination occurs prior to the Determination Date, on the Determination Date, in an amount equal to the product of (x) the number of restricted shares that would otherwise vest in accordance with the applicable performance conditions, if any, and (y) a fraction, the numerator of which shall be the number of full months of service completed by the executive officer from January 1, 2020 through the termination date, and the denominator of which shall be 36. The “Determination Date” is the date the Company achieves the performance thresholds set forth in the award, as determined by the Compensation Committee on or prior to March 1, 2021.
2020 Cash LTIP Awards.   The following conditions shall be referred to as the “2020 Cash LTIP Provisions”:
The 2020 Cash LTIP Award would vest upon (i) the death or disability of the executive officer or (ii) termination of the executive officer’s employment without “Cause” or with “Good Reason” based on the actual performance for the performance period, with the amount of the earned performance-based award (if any) based on a fraction, the numerator of which shall be the number of full months of service completed by the executive officer from January 1, 2020 through the termination date, the denominator of which is 36. Upon a Change in Control (as defined in the Company’s 2014 Long-Term Cash Incentive Compensation Plan) prior to December 31, 2022, the performance-based award will vest in full, with the amount payable determined by using an EBITDA performance multiplier equal to the greater of (a) one (1) and (b) the EBITDA performance multiplier calculated in accordance with the terms of the 2020 Cash LTIP award; provided, however, that if the price per share paid in such Change in Control is equal to or greater than 175% of the average closing trading price of one of the Company’s Class A shares during the twenty (20) days preceding the grant date, then the EBITDA performance multiplier shall be two (2).
Mark Penn
Pursuant to his employment agreement, if MDC terminates Mr. Penn’s employment without “Cause,” or Mr. Penn terminates his employment for “Good Reason” (as defined in his employment agreement), then MDC is required to pay Mr. Penn a lump sum severance payment within 60 days of the date of termination equal to the product of 1.5 times the sum of  (i) his then-current base salary plus (ii) the amount of his annual discretionary bonus paid in respect of the year immediately prior to the applicable date of termination. Mr. Penn will also be entitled to a pro-rata portion of his annual discretionary bonus for the year of termination based on actual performance. If Mr. Penn’s employment had terminated under these circumstances on December 31, 2019, the aggregate cash payment due to him under the agreement would have been $1,125,000.
As of December 31, 2019, Mr. Penn had 1,500,000 SARs that would vest upon (i) his death or disability, (ii) termination of his employment without “Cause” or with “Good Reason,” or (iii) a Change in Control (as defined in the Company’s 2016 Stock Incentive Plan). In the event of termination of Mr. Penn’s employment by MDC without “Cause,” or by Mr. Penn for “Good Reason” as of December 31, 2019, a total of 1,500,000 SARs would fully vest, and the value of such SARs would be $885,000.
As of December 31, 2019, Mr. Penn had 577,500 restricted shares under the Company’s 2011 Stock Incentive Plan, with a fair value equal to $1,605,450. Pursuant to the 2011 CIC and Termination Provisions, in the event of termination of Mr. Penn’s employment by MDC without “Cause” (subject to such termination not otherwise being a Permitted Acceleration Event) or by Mr. Penn for “Good Reason” as of December 31, 2019, none of the restricted shares under this award would vest.
Finally, as of December 31, 2019, Mr. Penn had a 2020 Cash LTIP Award in the amount of $1,155,000. According to the 2020 Cash LTIP Provisions, if Mr. Penn had been terminated under such circumstances as of December 31, 2019, no payment would be due. As of December 31, 2019, pursuant to the 2020 Cash LTIP Provisions, the amount that would have been paid to Mr. Penn under this award upon a Change in Control would be $1,155,000.
Frank Lanuto
Pursuant to his employment agreement, if MDC terminates Mr. Lanuto’s employment without “Cause,” or Mr. Lanuto terminates his employment for “Good Reason” (as defined in his employment agreement), then MDC is required to pay Mr. Lanuto a lump sum severance payment within 60 days of the date of termination equal to six (6) months’ base salary. If Mr. Lanuto’s employment had terminated under these circumstances on December 31, 2019, the aggregate cash payment due to him under the agreement would have been $225,000.
If Mr. Lanuto’s employment is terminated within one year following the closing of a change in control by the company without “Cause,” or by Mr. Lanuto for “Good Reason,” then MDC is required to pay Mr. Lanuto a lump sum severance payment within 60 days of the date of termination equal to nine (9) months’ base salary. If Mr. Lanuto’s employment had terminated under these circumstances on December 31, 2019, the aggregate cash payment due to him under the agreement would have been $337,500.
As of December 31, 2019, Mr. Lanuto had 450,000 SARs that would vest upon termination of employment by the company without “Cause,” or by Mr. Lanuto for “Good Reason,” or a Change in Control (as defined in the Company’s 2016 Stock Incentive Plan). Based on the closing price of the Company’s Class A shares as of December 31, 2019, this award would have had no value.

As of December 31, 2019, Mr. Lanuto had 99,000 restricted shares under the Company’s 2016 Stock Incentive Plan, with a fair value equal to $275,220. Pursuant to the 2016 CIC and Termination Provisions, in the event of termination of Mr. Lanuto’s employment by MDC without “Cause” (subject to such termination not otherwise being a Permitted Acceleration Event) or by Mr. Lanuto for “Good Reason” as of December 31, 2019, none of the restricted shares under this award would vest.
Finally, as of December 31, 2019, Mr. Lanuto had a 2020 Cash LTIP Award in the amount of $198,000. According to the 2020 Cash LTIP Provisions, if Mr. Lanuto had been terminated as of December 31, 2019, no payment would be due. As of December 31, 2019, pursuant to the 2020 Cash LTIP Provisions, the amount that would have been paid to Mr. Lanuto under this award upon a Change in Control would be $198,000.
Jonathan Mirsky
Pursuant to his employment agreement, if MDC terminates Mr. Mirsky’s employment without “Cause,” or Mr. Mirsky terminates his employment for “Good Reason” (as defined in his employment agreement), then MDC is required to pay Mr. Mirsky a lump sum severance payment within 60 days of the date of termination equal to six (6) months’ base salary. If Mr. Mirsky’s employment had terminated under these circumstances on December 31, 2019, the aggregate cash payment due to him under the agreement would have been $275,000.
If Mr. Mirsky’s employment is terminated within one year following the closing of a Change in Control by the company without “Cause,” or by Mr. Mirsky for “Good Reason,” then MDC is required to pay Mr. Mirsky a lump sum severance payment within 60 days of the date of termination equal to nine (9) months’ base salary. If Mr. Mirsky’s employment had terminated under these circumstances on December 31, 2019, the aggregate cash payment due to him under the agreement would have been $412,500.
As of December 31, 2019, under his inducement awards, Mr. Mirsky had 250,000 restricted shares and 250,000 SARs that would vest upon (i) his death or disability, (ii) termination of his employment without “Cause” or with “Good Reason,” or (iii) a Change in Control (as defined in the Company’s 2016 Stock Incentive Plan). In the event of termination of Mr. Mirsky’s employment by MDC without “Cause,” or by Mr. Mirsky for “Good Reason” as of December 31, 2019, a total of 250,000 restricted shares and 250,000 SARs would fully vest, with a fair value equal to $695,000.
As of December 31, 2019, Mr. Mirsky also had 121,000 restricted shares under the Company’s 2016 Stock Incentive Plan, with a fair value equal to $336,380. Pursuant to the 2016 CIC and Termination Provisions, in the event of termination of Mr. Mirsky’s employment by MDC without “Cause” (subject to such termination not otherwise being a Permitted Acceleration Event) or by Mr. Mirsky for “Good Reason” as of December 31, 2019, none of the restricted shares would vest under this award.
Finally, as of December 31, 2019, Mr. Mirsky had a 2020 Cash LTIP Award in the amount of $242,000. According to the 2020 Cash LTIP Provisions, if Mr. Mirsky had been terminated as of December 31, 2019, no payment would be due. As of December 31, 2019, pursuant to the 2020 Cash LTIP Provisions, the amount that would have been paid to Mr. Mirsky under this award upon a Change in Control would be $242,000.
David Ross
Pursuant to his employment agreement, if MDC terminates Mr. Ross’s employment without “cause,” or Mr. Ross terminates his employment for “good reason,” then MDC is required to pay Mr. Ross a severance payment within 10 days of the date of termination of one (1) times Mr. Ross’s total remuneration. Total remuneration means the sum of his then-current base salary plus the highest annual discretionary cash bonus he earned in the three years ending December 31 of the year immediately preceding the date of termination. He will also be eligible to receive a pro-rata portion of his annual discretionary cash bonus for the year in which his employment terminates. If Mr. Ross’s employment had terminated under these circumstances on December 31, 2019, the aggregate cash payment due to him under the agreement would have been $1,000,000.

Furthermore, Mr. Ross will also be allowed to continue participating for one year after termination on the same basis as before he was terminated in all benefit plans and, to the extent permitted under law, also in all retirement plans, provided, however, that if Mr. Ross becomes entitled to receive coverage and benefits in the same type of plan from another employer, he will no longer be able to participate in these benefit and retirement plans. MDC will be obligated to pay Mr. Ross the economic equivalent of the benefits in these plans if he is unable to participate in the plans. The aggregate amount of this benefit would have been approximately $21,006 if Mr. Ross’s employment had terminated as of December 31, 2019.
If Mr. Ross’s employment is terminated by the Company without cause, or by Mr. Ross for good reason, within one year following the closing of a change in control, then Mr. Ross will be entitled to a payment of two (2) times his total remuneration. He will also be eligible to receive a pro-rata portion of his annual discretionary cash bonus for the year in which his employment terminates. If there had been a change in control of MDC Partners on December 31, 2019 and Mr. Ross’s employment terminated in connection with that change in control, the aggregate cash severance payment MDC would have paid him under the contract would be $2,000,000. Furthermore, Mr. Ross will also be allowed to continue participating for one year after termination on the same basis as before he was terminated in all benefit plans. MDC will be obligated to pay Mr. Ross the economic equivalent of the benefits in these plans if he is unable to participate in the plans. The aggregate amount of this benefit would have been approximately $21,006 if Mr. Ross’s employment had terminated as of December 31, 2019.
As of December 31, 2019, Mr. Ross had 43,000 SARs that would vest upon (i) termination of his employment without “Cause” or with “Good Reason,” or (ii) a Change in Control (as defined in the Company’s 2011 Stock Incentive Plan). In the event of termination of Mr. Ross’s employment by MDC without “Cause,” or by Mr. Ross for “Good Reason” as of December 31, 2019, a total of 43,000 SARs would fully vest. Based on the closing price of the Company’s Class A shares on that date, this award had no value.
As of December 31, 2019, Mr. Ross also had 200,000 restricted shares granted on November 4, 2019 that would vest in the event of (i) his death or disability, (ii) termination of his employment without “Cause” or by Mr. Ross for “Good Reason” within one year following a Change in Control (as defined in the Company’s 2011 Stock Incentive Plan), or (iii) a Change in Control in which the Company’s Class A shares are no longer outstanding and publicly traded immediately following such transaction, with a fair value equal to $556,000. In the event that Mr. Ross is terminated without “Cause” (subject to such termination not otherwise being a Permitted Acceleration Event) or resigns for “Good Reason” a number of restricted shares shall vest, if such termination occurs prior to the Determination Date, on the Determination Date, in an amount equal to the product of (x) the number of restricted shares that would otherwise vest in accordance with the applicable performance conditions, if any, and (y) a fraction, the numerator of which shall be the number of full months of service completed by Mr. Ross from January 1, 2020 through the termination date, and the denominator of which shall be 36. The “Determination Date” is the date the Company achieves the performance thresholds set forth in the award, as determined by the Compensation Committee on or prior to March 1, 2021. Accordingly, in the event of termination of Mr. Ross’s employment by MDC without “Cause” (subject to such termination not otherwise being a Permitted Acceleration Event) or by Mr. Ross for “Good Reason” as of December 31, 2019, none of the restricted shares under this award would vest.
As of December 31, 2019, Mr. Ross had 26,738 restricted shares awarded in February 2018 that that would vest in the event of (i) his death, (ii) termination of his employment without “Cause” or by Mr. Ross for “Good Reason” within one year following a Change in Control (as defined in the Company’s 2016 Stock Incentive Plan), or (iii) a Change in Control in which the Company’s Class A shares are no longer outstanding and publicly traded immediately following such transaction, with a fair value equal to $74,332. In the event that Mr. Ross (i) is terminated by the Company without “Cause” or resigns for “Good Reason”, the number of restricted shares that shall vest on any “Vesting Date” is the product of (a) the number of restricted shares that would otherwise vest in accordance with the applicable performance conditions, if any, and (b) a fraction, the numerator of which shall be the number of full months of service completed by Mr. Ross prior to his termination without “Cause” or resignation for “Good Reason,” as applicable and after the Grant Date, and the denominator of which shall be the number of months within the performance period commencing on January 1, 2018 and ending on December 31, 2020. The “Vesting

Date” is the date that the Company achieves the minimum EBITDA threshold, as determined by the Compensation Committee on or prior to March 1, 2021. In the event of the termination of Mr. Ross’s employment by the Company without “Cause” or his resignation for “Good Reason” as of December 31, 2019, none of the restricted shares under this award would vest.
As of December 31, 2019, Mr. Ross also had 70,000 restricted shares awarded in January 2017 that would vest in the event of (i) his death, (ii) termination of his employment without “Cause” or by Mr. Ross for “Good Reason” within one year following a Change in Control (as defined in the Company’s 2016 Stock Incentive Plan), or (iii) a Change in Control in which the Company’s Class A shares are no longer outstanding and publicly traded immediately following such transaction, with a fair value equal to $194,600. In the event that Mr. Ross (i) is terminated by the Company without “Cause” or resigns for “Good Reason”, the number of restricted shares that shall vest on any “Vesting Date” is the product of (a) the number of restricted shares that would otherwise vest in accordance with the applicable performance conditions, if any, and (b) a fraction, the numerator of which shall be the number of full months of service completed by Mr. Ross prior to his termination without “Cause” or resignation for “Good Reason,” as applicable and after the Grant Date, and the denominator of which shall be the number of months within the performance period commencing on January 1, 2017 and ending on December 31, 2019. The “Vesting Date” is the date that the Company achieves the minimum EBITDA threshold, as determined by the Compensation Committee on or prior to March 1, 2020. In the event of the termination of Mr. Ross’s employment by the Company without “Cause” or his resignation for “Good Reason” as of December 31, 2019, a total of 52,500 restricted shares under this award would fully vest, with a fair value equal to $145,950. (52,500 shares of Mr. Ross’s grant of 70,000 shares vested on February 26, 2020 based on achievement of at least 90% (but less than 100%) of the minimum cumulative 3-year EBITDA target for the performance period ended December 31, 2019. The remaining award shares were forfeited.)
Additionally, as of December 31, 2019, Mr. Ross had 137,500 restricted shares granted in June 2019 that would vest upon (i) his death or disability, (ii) termination of his employment without “Cause” or with “Good Reason,” or (iii) a Change in Control (as defined in the Company’s 2016 Stock Incentive Plan), with a fair value equal to $382,250. (68,750 shares of Mr. Ross’s grant of 137,500 shares vested on February 26, 2020, based on achievement of the 2019 EBITDA target. The remaining award shares will vest if the Company achieves the minimum EBITDA threshold for the performance period commencing January 1, 2019 and ending December 31, 2020, as determined by the Compensation Committee on or prior to March 1, 2021.)
As of December 31, 2019, Mr. Ross also had a 2020 Cash LTIP Award in the amount of $400,000. According to the 2020 Cash LTIP Provisions, if Mr. Ross had been terminated as of December 31, 2019, no payment would be due. As of December 31, 2019, pursuant to the 2020 Cash LTIP Provisions, the amount that would have been paid to Mr. Ross under this award upon a Change in Control would be $400,000.
Finally, Mr. Ross has a 2018 LTIP cash award comprised of a $125,000 EBITDA performance-based award and a $125,000 total shareholder return (“TSR”) performance-based award. Upon termination of his employment without “Cause” or with “Good Reason,” these awards would pro rata vest based on actual performance up to and including the last day of the completed fiscal year immediately preceding such termination. Accordingly, if Mr. Ross had been terminated under such circumstances as of December 31, 2019, no payment would be due. Upon a Change in Control (as defined in the 2014 Long-Term Cash Incentive Plan), (i) the EBITDA performance-based award will vest, with the amount payable determined using the greater of (a) an EBITDA performance multiplier of one (1) and (b) the EBITDA performance multiplier that would apply based on actual cumulative EBITDA for the period ended as of the Change in Control; and (ii) the TSR performance-based award will vest, with an amount payable determined using the greater of (x) a TSR performance multiplier of one (1) and (y) the TSR performance multiplier that would apply based on the Company’s relative TSR determined by using the price per share paid in such Change in Control and comparing it to the average Trading Price of the companies in the peer group for the twenty (20) trading days preceding such Change in Control; provided that if the price per share paid in such Change in Control is equal to or greater than 150% of the average trading price of a Class A share during such twenty (20) day period, the TSR performance multiplier will be three (3). As of December 31, 2019, the amount that would have been paid to Mr. Ross under this award upon a Change in Control would be $250,000.

David Doft
On May 9, 2019, the Company entered into a Separation Agreement with Mr. Doft, the Company’s former Executive Vice President and Chief Financial Officer. Mr. Doft resigned from his position as Executive Vice President and Chief Financial Officer of the Company on August 7, 2019. In accordance with the terms of the Separation Agreement, Mr. Doft was entitled to receive, subject to his execution and non-revocation of a customary release of claims, (i) a cash payment of $650,000 pursuant to his retention bonus letter agreement dated December 21, 2018, (ii) a cash separation payment equal to $1,655,000 pursuant to his employment agreement, and (iii) continued participation in the Company’s health benefit plans for a period of up to one year following his termination date. In addition, effective on the Termination Date, all of Mr. Doft’s unvested and outstanding restricted shares of MDC Class A stock previously granted to him by MDC were deemed fully vested and Mr. Doft remained eligible to receive a cash payment pursuant to the terms and conditions of his LTIP Award Agreement dated as of February 23, 2018.
Mitchell Gendel
On May 6, 2019, the Company entered into a Separation Agreement with Mr. Gendel, the Company’s former Executive Vice President and General Counsel. Mr. Gendel resigned from his position as Executive Vice President and General Counsel of the Company on August 7, 2019. In accordance with the terms of the Separation Agreement, Mr. Gendel was entitled to receive, subject to his execution and non-revocation of a customary release of claims, (i) a cash payment of $650,000 pursuant to his retention bonus letter agreement dated December 21, 2018, (ii) a cash separation payment equal to $1,550,000 pursuant to his employment agreement, and (iii) continued participation in the Company’s health benefit plans for a period of up to one year following his termination date. In addition, effective on the Termination Date, all of Mr. Gendel’s unvested and outstanding restricted shares of MDC Class A stock previously granted to him by MDC were deemed fully vested and Mr. Gendel remained eligible to receive a cash payment pursuant to the terms and conditions of his LTIP Award Agreement dated as of February 23, 2018.
Compensation Committee Interlocks and Insider Participation
Desiree Rogers, Bradley J. Gross, Kristen O’Hara and Irwin Simon served on the Compensation Committee of the Board of Directors during 2019. Lawrence S. Kramer and Clare R. Copeland also served on the Compensation Committee during 2019, but did not stand for re-election at the Company’s 2019 Annual Meeting of Shareholders. None of the persons who served on the Compensation Committee at the time of such service are, or have been, an employee or officer of the Company or had any relationship requiring disclosure under Item 404 of Regulation S-K. In addition, none of the Company’s executive officers serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any other entity that has or has had one or more of its executive officers serving as a member of the Company’s Board of Directors.
Securities Authorized for Issuance under Equity Compensation Plans
As of December 31, 2019, the Company had reserved 280,656 Class A Shares in order to meet its obligations under various conversion rights, warrants and employee share related plans approved by stockholders comprised of 125,800 shares reserved for exercises of SARs, 111,866 shares reserved for exercises of options, and 42,990 shares reserved for conversion of restricted stock units upon vesting. As of December 31, 2019, there were 1,772,312 Class A shares remaining available for future issuance under compensation plans approved by stockholders. In addition, we had 2,200,000 SARs outstanding at December 31, 2019 that could be exercised into Class A Shares related to inducement awards to our NEOs, which were not required to be approved by stockholders; none of such SARs were vested or exercisable at December 31, 2019.
As of May 12, 2020, there were 2,350,564 Class A shares remaining available for future issuance under compensation plans approved by stockholders, including 1,080,626 Class A shares under the 2016 Stock Incentive Plan and 1,269,938 Class A shares under the 2011 Stock Incentive Plan. In addition, we had 2,200,000 SARs outstanding at May 12, 2020 that could be exercised into Class A Shares related to inducement awards to our NEOs, which were not required to be approved by stockholders; 500,000 of such SARs were vested or exercisable at May 12, 2020.

The following table sets out as at December 31, 2019 the number of securities to be issued upon exercise of outstanding options and rights, the weighted average exercise price of outstanding options and rights and the number of securities remaining available for future issuance under equity compensation plans.
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders:(1)(5)	280,656(2)	5.78(3)	1,772,312
Equity compensation plans not approved by stockholders:	2,200,000(4)	2.87

(1)
The Company currently grants equity awards under the 2011 Stock Incentive Plan and 2016 Stock Incentive Plan. No further grants are being made under the Company’s prior Amended and Restated Stock Appreciation Rights Plan, 2008 Key Partner Incentive Plan, or the Amended 2005 Stock Incentive Plan.

(2)
As of December 31, 2019, the aggregate number of securities to be issued upon exercise of outstanding options, warrants and rights under equity compensation plans approved by stockholders was 125,800 and 111,866 for SARs and options, respectively. In addition, 42,990 shares were reserved at December 31, 2019 for conversion of restricted stock units upon vesting.

(3)
As of December 31, 2019, the weighted average exercise price of the 125,800 outstanding SARs was $6.60, and the weighted average exercise price of the 111,866 outstanding share options was $4.85. The calculation of the weighted average exercise price does not include the restricted stock units because they may be exchanged for shares upon vesting for no consideration.

(4)
Reflects inducement grants of SARs to Messrs. Penn, Lanuto, and Mirsky. For a description of the material terms of these inducement grants, see “Narrative Disclosure to Summary Compensation Table” and the related agreements filed as Exhibits 10.1, 10.2, 10.3, and 10.4 to Form 10-K/A filed by the Company on April 29, 2020.

(5)
As of May 12, 2020, the aggregate number of securities to be issued upon exercise of outstanding options, warrants and rights under equity compensation plans approved by stockholders is 125,800 for SARs. In addition, 23,786 shares were reserved as of May 12, 2020 for conversion of restricted stock units upon vesting. As of May 12, 2020, the number of securities remaining available for future issuance under equity compensation plans approved by stockholders (excluding securities to be issued upon exercise of outstanding options, warrants and rights) is 2,350,564.

Indebtedness of Directors, Executive Officers and Senior Officers
There is currently no indebtedness owed to MDC by any of MDC’s Directors, executive officers or senior officers, and there was no such indebtedness owed to MDC as of December 31, 2019. The Company’s Corporate Governance Guidelines prohibit the Company from making any personal loans or extensions of credit to Directors or executive officers of the Company.
Insurance
MDC holds directors’ and officers’ liability insurance policies that are designed to protect MDC Partners and its directors and officers against any legal action which may arise due to wrongful acts on the part of directors and/or officers of MDC. The policies are written for a current limit of $70 million, subject to a corporate deductible up to $2,500,000 per indemnifiable claim. In respect of the fiscal year ended December 31, 2019, the cost to MDC of maintaining the policies was $1,013,623. The twelve-month premium cost of the current policy, effective from July 31, 2019 — July 31, 2020, is equal to $1,070,386.
Review and Approval of Related Party Transactions
Related Party Transactions Policy
The Board has adopted a written Related Party Transactions Policy to assist it in reviewing, approving and ratifying related party transactions. The Related Party Transactions Policy provides that all related party transactions covered by the policy must be approved in advance by the Audit Committee, except that any ordinary course transaction in which an operating subsidiary of the Company derives revenue from a related party may be approved on an annual basis by the Audit Committee. To facilitate compliance with this policy, Directors and executive officers of the Company must notify the Company’s General Counsel and CFO as soon as reasonably practicable about any potential related party transaction. If the Company’s General Counsel and CFO determine that the transaction constitutes a related party transaction, the transaction will be referred to the Audit Committee for its consideration.
In reviewing related party transactions, the Audit Committee will be provided with full details of the proposed related party transaction and will consider all relevant facts and circumstances, including, among others:
The benefits of the transaction to the Company;
The terms of the transaction and whether they are fair (arm’s-length) and in the ordinary course of the Company’s business;
The size and expected term of the transaction; and
Other facts and circumstances that bear on the materiality of the Related Party Transaction.
Generally, the Related Party Transactions Policy applies to any transaction that would be required by the SEC to be disclosed in which the Company was or is proposed to be, a participant and in which a “Related Party” had, has or will have a direct or indirect material interest. The policy also applies to any amendment or modification to an existing Related Party Transaction, regardless of whether such transaction has previously been approved.
Stagwell Review Guidelines
The Audit Committee has adopted a policy, the Stagwell Review Guidelines, with respect to ordinary course transactions of its operating subsidiaries with affiliates of the Stagwell Group LLC. These Stagwell Review Guidelines supersede certain pre-approval standards in the Related Party Transactions Policy with respect to such transactions.
Stagwell Agency Holdings LLC, an entity affiliated with the Stagwell Group LLC, is an investor in the Company and the Chief Executive Officer of the Company, Mark Penn, is the manager of The Stagwell Group LLC. Stagwell is an investment firm that owns digital marketing, research, communications and other related companies (each, a “Stagwell Affiliate”) complementary to the Company’s business. The Company believes that collaboration among the Company’s Partner Firms and Stagwell Affiliates can present significant opportunities for the Company’s Partner Firms to increase revenues, reduce costs, and deliver better services to our clients. The Company seeks to encourage those agency collaborations when appropriate. Because Stagwell and Mark Penn are each a related party, the Audit Committee has established the Stagwell Review Guidelines to ensure the fairness to the Company of transactions, agreements, arrangements, and other matters between Partner Firms and Stagwell Affiliates.
The Company requires the Partner Firms to identify and describe, no less frequently than on a quarterly basis, any ordinary course transactions, agreements, and arrangements with a Stagwell Affiliate. The Partner Firm, prior to entering into any transaction, agreement, or arrangement with a Stagwell Affiliate, must determine that the transaction, agreement, or arrangement has a valid business purpose and that the pricing, terms and conditions of such transaction, agreement, or arrangement are reasonable under the circumstances. The Partner Firms are required to notify and obtain the advance written consent of both the Company’s General Counsel and its EVP, Strategy and Corporate Development prior to such Partner Firm entering into, or modifying or amending, any ordinary course transaction, agreement, or arrangement with a Stagwell Affiliate involving amounts exceeding $250,000 but less than $1,000,000.
Any transaction between a Partner Firm and a Stagwell Affiliate involving amounts exceeding $1,000,000 must be reviewed and approved by the Audit Committee in advance.
The Audit Committee reviews, at least quarterly, all transactions, agreements, and arrangements undertaken during the past quarter pursuant to the Stagwell Review Guidelines in order to determine that each ordinary course transaction, agreement, or arrangement with a Stagwell Affiliate has a valid business purpose and that the pricing, terms and conditions of such transaction, agreement, or arrangement are reasonable under the circumstances.
Transactions with Related Persons
The Company engaged in the following related party transactions since January 1, 2019, which were reviewed and approved by the Audit Committee in accordance with the Related Party Transactions Policy described above:
CEO and Director Affiliation
An affiliate of the Stagwell Group LLC has a minority ownership interest in the Company. Mark Penn is the CEO and Chairman of the Board of Directors of the Company and is also the manager of the Stagwell Group LLC.
Related Party Transactions with Stagwell Affiliates
The Company and its Partner Firms engaged in the following related party transactions with Stagwell Affiliates.
In October 2019, a Partner Firm of the Company entered into an arrangement with a Stagwell Affiliate, in which the Stagwell Affiliate and the Partner Firm will collaborate to provide various services to a client of the Partner Firm. The Partner Firm and the Stagwell Affiliate had pitched and won this business together, with the client ultimately determining the general scope of work for each agency. Under the arrangement, which was structured as a sub-contract due to client preference, the Partner Firm is expected to pay the Stagwell Affiliate, for services provided by the Stagwell Affiliate in connection with serving the client, approximately $655,000.
In January 2020, a Partner Firm of the Company entered into an arrangement with a Stagwell Affiliate to develop advertising technology for the Partner Firm. Under the arrangement the Partner Firm is expected to pay the Stagwell Affiliate approximately $460,000.
On February 14, 2020, the Company sold substantially all the assets and certain liabilities of Sloane and Company LLC (“Sloane”), an indirectly wholly owned subsidiary of the Company, to a Stagwell Affiliate, for an aggregate purchase price of approximately $26 million, consisting of cash paid at closing plus contingent deferred payments expected to be paid over the next two years.
Some of our Partner Firms from time-to-time enter into transactions and arrangements with Stagwell Affiliates on an ordinary course and regular basis pursuant to the Stagwell Review Guidelines. These include our Partner Firms providing or receiving advertising and marketing agency services. None of these transactions or arrangements involves amounts exceeding $120,000.
Other Related Party Transactions
The Company entered into an agreement commencing on January 1, 2020 to sublease office space through July 2021 to a company whose chairman Irwin Simon is a member of the Company’s Board of Directors. The total future rental income related to the sublease is approximately $350,000.

ITEM 3 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
The guiding principles of the Company’s compensation policies and decisions include aligning each executive’s compensation with our business strategy and the interests of our shareholders and providing incentives needed to attract, motivate and retain key executives who are important to our long-term success. Consistent with this philosophy, a significant portion of the total incentive compensation for each of our executives is directly related to the Company’s earnings and to other performance factors that measure our progress against the goals of our strategic and operating plans, as well as performance against our peers.
Shareholders are urged to read the Compensation Discussion and Analysis section of this Proxy Statement, as well as the Summary Compensation Table and other related compensation tables and narrative, which discuss how our compensation design and practices reflect our compensation philosophy. The Compensation Committee and the Board of Directors believe that our compensation design and practices are effective in implementing our guiding principles.
In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a matter of good corporate governance, we are asking shareholders to approve the following advisory resolution at the 2020 Annual and Special Meeting of Shareholders:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this Proxy Statement, is hereby APPROVED.”
This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value the opinions of our shareholders and will review and consider the voting results when making future decisions regarding our executive compensation program. Currently we seek an advisory “say-on-pay” resolution annually, in accordance with a shareholder resolution adopted at our 2017 Annual Meeting of Shareholders. The next advisory “say-on-pay” resolution will occur at the 2021 Annual Meeting of Shareholders.
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.

ITEM 4 — APPROVAL OF AMENDMENT TO THE
2016 STOCK INCENTIVE PLAN
On April 28, 2020, our Board approved, subject to shareholder approval, the amendment of the MDC Partners Inc. 2016 Stock Incentive Plan (the “2016 Incentive Plan”), and its restatement to incorporate the amendments. Accordingly, the amended and restated 2016 Incentive Plan is being submitted to our shareholders for their approval.
The following summary of the 2016 Incentive Plan and proposed amendments to it is qualified by reference to the full text of the 2016 Incentive Plan, which, as amended and restated, is attached as Exhibit C to this proxy statement and incorporated by reference into this proposal. The 2016 Incentive Plan is not tax-qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Purpose of the Plan
The Company has established the 2016 Incentive Plan to promote the interests of MDC Partners and its shareholders by providing incentives to the non-employee directors and employees of MDC Partners and its subsidiaries who are largely responsible for the management, growth and protection of the business of the Company. The 2016 Incentive Plan currently authorizes the issuance of awards with respect to 2,750,000 shares of MDC Partners’ Class A Subordinate Voting Shares or any other security into which such shares shall be changed (“Shares”). This amount currently represents approximately 3.7% of the Company’s issued and outstanding shares. MDC Partners will not provide any financial assistance to Participants (as defined below) under the 2016 Incentive Plan.
As of May 12, 2020, the aggregate number of Shares remaining available under the 2016 Incentive Plan was 1,080,626. (In addition, the aggregate number of Shares remaining available under the 2011 Stock Incentive Plan was 1,269,938.)
Proposed Amendments to the 2016 Incentive Plan
Under the 2016 Incentive Plan, the maximum number of Shares that may be covered by Incentive Awards (as defined herein) granted to any single Participant in any fiscal year is currently 300,000 Shares, and the maximum aggregate equity awards that may be issued under the 2016 Incentive Plan to executive officers in a given fiscal year is currently limited to 2% of the Company’s issued and outstanding Shares (together, the “Award Limits”). Since March 2020, global economic conditions caused by the Covid-19 pandemic have materially impacted the trading price of the Company’s Shares. To allow greater availability and flexibility in deploying Incentive Awards to key employees (including executive officers) during this important period, and to align such individual’s interests with the long-term interests of the Company, the Board recommends, subject to shareholder approval, that the 2016 Incentive Plan be amended to (A) increase the maximum number of Shares available for issuance under the 2016 Incentive Plan from 2,750,000 to 5,250,000 and (B) increase the Award Limits to 600,000 Shares and 3% of the Company’s issued and outstanding Shares, respectively.
The additional 2,500,000 share increase represents approximately 3.3% of the Company’s issued and outstanding Shares. Based on our historical practice, the Board believes that the additional Shares available for grant under the 2016 Incentive Plan will be sufficient to cover awards for at least the next two to three years, depending on circumstances such as significant market value fluctuations, vesting levels of performance-based restricted stock or restricted stock unit awards, or acquisitions.
As of May 12, 2020, the closing price of a Share was $1.20.
Alignment of 2016 Incentive Plan with Shareholders’ Interests
As highlighted below, the 2016 Incentive Plan includes a number of provisions that we believe are consistent with good compensation practices:
•
No Discounted Options or Stock Appreciation Rights.   Non-qualified stock options (“Options”) and stock appreciation rights (“SARs”) may not be granted with an exercise price lower than the fair market value of the underlying Shares on the date of grant.

•
No Repricings or Substitutions without Shareholder Approval.   The 2016 Incentive Plan provides that, in no event will any new Incentive Awards be issued in substitution for outstanding incentive awards previously granted to participants in the 2016 Incentive Plan, nor shall any repricing (within the meaning of U.S. generally accepted accounting practices or any applicable stock exchange rule) of incentive awards issued under the 2016 Incentive Plan, such as Options or SARs, be permitted at any time under any circumstances, in each case unless the shareholders of the Company expressly approve such substitution or repricing.

•
No “Evergreen” Provision.   There is no “evergreen” feature pursuant to which the Shares available for issuance under the 2016 Incentive Plan can be automatically replenished.

•
No Transferability.   Awards generally may not be assigned or transferred, except upon death by will or the laws of descent, unless approved by the Committee (as defined herein).

•
No “Reload” Grants.   The 2016 Incentive Plan does not provide for “reload” or other automatic grants to Participants.

•
No Tax Gross-ups.   The 2016 Incentive Plan does not provide for any tax gross-ups.

•
No Automatic Single Trigger Vesting Upon a Change in Control.   The 2016 Incentive Plan provides that any new Incentive Award that is subject to time-based vesting terms and conditions shall not automatically become fully and immediately vested and exercisable solely as a result of the occurrence of a Change in Control, absent a termination of employment without cause or resignation for good reason following any such Change in Control. Any new Incentive Award granted under the 2016 Incentive Plan that is subject to performance-based vesting terms and conditions shall not automatically become fully and immediately vested and exercisable solely as a result of the occurrence of a Change in Control, absent a termination of employment without cause or resignation for good reason following any such Change in Control, and shall be adjusted on a pro-rata basis as determined by the Committee. Notwithstanding the foregoing, the 2016 Incentive Plan provides the Committee discretion to vest Incentive Awards upon certain forms of Change in Control, including transactions following which the Shares are no longer outstanding and publicly traded.

•
Minimum Vesting Period.   The 2016 Incentive Plan provides that in no event will any new Incentive Award granted under the 2016 Incentive Plan vest or otherwise become payable earlier than one (1) year following the date on which it is granted, other than upon the occurrence of certain permitted acceleration events as defined in the 2016 Incentive Plan.

Summary of the 2016 Incentive Plan
Eligible Participants and Types of Awards
The 2016 Incentive Plan provides for the grant to non-employee directors, employees and consultants of the Company of Options, tandem and stand-alone SARs and restricted stock and other stock-based awards (“Other Stock-Based Awards” and together with Options and SARs, “Incentive Awards”). As of May 12, 2020, approximately 5200 individuals, including employees and non-employee directors, would be eligible to participate in the 2016 Incentive Plan.
Shares Available for Awards and Award Limitations
Shares issued under the 2016 Incentive Plan may be either authorized and unissued Shares or treasury Shares. In addition to the limit on the aggregate number of Shares that are authorized to be issued pursuant to the 2016 Incentive Plan described above, the maximum number of Shares that may be covered by Incentive Awards granted to any single participant in the 2016 Incentive Plan (a “Participant”) in any fiscal year shall not exceed 300,000 Shares, prorated on a daily basis for any fiscal year that is shorter than 365 days (representing significantly less than 1% of the current issued and outstanding Shares of the Company), and the aggregate equity awards that may be issued under the 2016 Incentive Plan to the Company’s executive officers in a given fiscal year may not exceed 2% of the Company’s issued and outstanding capital stock at the beginning of the Company’s fiscal year. The Board is recommending, subject to shareholder approval, an amendment to the foregoing limits as described under “Proposed Amendments to the 2016 Incentive Plan” above. In addition, each independent director shall not receive Incentive Awards (including option grants) with a current market value in excess of $150,000 or option grants with a current market value in excess of $100,000, in any given fiscal year. There are no other limits on the number of Shares that may be granted under the 2016 Incentive Plan.
Minimum Vesting Period of One (1) Year for all Incentive Awards
In no event shall any new Incentive Award granted under the 2016 Incentive Plan vest or otherwise become payable earlier than one (1) year following the date on which it is granted, other than upon the occurrence of a Permitted Acceleration Event (as defined below).
Effect of Change in Control
Any new Incentive Award granted under the 2016 Incentive Plan that is subject to time-based vesting terms and conditions shall not become fully and immediately vested and exercisable solely as a result of the occurrence of a Change in Control, absent a termination of employment without cause or resignation for good reason following any such change of control. In addition, any new Incentive Award granted under the 2016 Incentive Plan that is subject to performance-based vesting terms and conditions shall not become fully and immediately vested and exercisable solely as a result of the occurrence of Change in Control, absent a termination of employment without cause or resignation for good reason following any such Change in Control and shall be adjusted on a pro-rata basis as determined by the Compensation Committee.
No Substitutions or Repricing without Shareholder Approval
The 2016 Incentive Plan provides that, in no event will any new Incentive Awards be issued in substitution for outstanding Incentive Awards previously granted to Participants, nor shall any repricing of Incentive Awards be permitted at any time under any circumstances, unless the shareholders of the Company expressly approve such substitution or repricing.
Dividends
On April 28, 2020, the Board approved an amendment to the 2016 Incentive Plan to expressly prohibit the payment of cash dividends in respect of unvested Incentive Awards, which amendment shall apply to outstanding and future grants of Incentive Awards. Cash dividends, if any, may be deferred until the vesting date for any Incentive Award and distributed only to the extent Shares underlying such Incentive Award ultimately vest. Upon the forfeiture of any Incentive Award that does not vest, deferred dividends (if any) shall be forfeited to the Company. This amendment was intended to conform with generally accepted best practices and did not require shareholder approval.
Administration
The 2016 Incentive Plan is administered by the Human Resources & Compensation Committee of the Company’s Board, or such other committee as the Board shall appoint from time to time (the “Committee”). The Committee shall from time to time designate those persons who shall be granted Incentive Awards and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the 2016 Incentive Plan may be delegated by the Committee, in writing, to any subcommittee thereof. In addition, the Committee may from time to time authorize a committee consisting of one or more directors to grant awards to persons who are not “executive officers” of the Company (within the meaning of such term pursuant to Rule 16a-1 of the Exchange Act), subject to such restrictions and limitations as the Committee may specify. In addition, the Board may, consistent with the terms of the Plan, from time to time grant Incentive Awards to directors.
The Committee will have full authority to administer the 2016 Incentive Plan, including authority to interpret and construe any provision of the 2016 Incentive Plan and the terms of any award issued under it and to adopt such rules and regulations for administering the 2016 Incentive Plan as it may deem necessary. On or after the date of grant of an award under the 2016 Incentive Plan, the Committee may (i) extend the term of any award, including, without limitation, extending the period following a termination of a Participant’s employment during which any award may remain outstanding, (ii) waive any conditions to the exercisability or transferability of any award or (iii) provide for the payment of dividends or dividend equivalents with respect to any award when and to the extent such award has vested. Decisions of the Committee shall be final and binding on all Participants in the 2016 Incentive Plan. No member of the Committee shall be liable for any action, omission or determination relating to the 2016 Incentive Plan, and MDC Partners indemnifies and holds harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the 2016 Incentive Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the 2016 Incentive Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.
Significant Features Of Awards
All awards under the 2016 Incentive Plan are subject to the terms, conditions, and limitations as determined by the Committee. The significant features of the Incentive Awards are summarized below:
Options.   Each Option shall entitle the holder thereof to purchase a specified number of Shares. The exercise price of each Option will be equal to at least 100% of the fair market value of a Share on the date on which the Option is granted. “Fair Market Value” means, as of the applicable date of determination, the closing sales price of the Shares on the immediately preceding business day as reported on the principal securities exchange on which such Shares are then listed or admitted to trading. Options will have terms that do not exceed ten years and will have vesting periods of at least one year, except that vesting may occur in less than one year in the event that certain performance conditions attached to the Option are satisfied, there is a Change in Control of the Company (as defined in the 2016 Incentive Plan), or, if determined by the Committee, in the event of an increase or decrease in the number of issued Shares resulting from a subdivision or consolidation or the payment of a stock dividend on the Shares or any other increase or decrease in the number of such Shares effected without receipt or payment of consideration by the Company, a merger, consolidation, dissolution or liquidation of MDC Partners, or there is a termination of the employment of a Participant other than for cause or voluntary resignation prior to retirement (“Permitted Acceleration Events”). Each Option shall be subject to earlier termination, expiration or cancellation as provided in the 2016 Incentive Plan or in the agreement evidencing such Option.
Tandem Stock Appreciation Rights.   The Committee may grant, in connection with any Option, a tandem SAR (“Tandem SAR”). The exercise price per Share of any Tandem SAR will be equal to at least 100% of the fair market value of a Share on the date on which the Tandem SAR is granted, except that the exercise price of a Tandem SAR that is granted after the grant of the related Option may be less than such amount if it is at least equal to the exercise price of the related Option. In general, the exercise of a Tandem SAR by a Participant entitles the Participant to an amount (in cash, Shares or a combination of cash and Shares), with respect to each Share subject thereto, equal to the excess of the fair market value of a Share on the exercise date over the exercise price of the Tandem SAR. The exercise of a Tandem SAR with respect to a number of Shares causes the cancellation of its related Option with respect to an equal number of Shares, and the exercise, cancellation or expiration of an Option with respect to a number of Shares causes the cancellation of its related Tandem SAR with respect to an equal number of Shares.
Stand-Alone Stock Appreciation Rights.   The Committee may grant SARs that do not relate to Options (“Stand-Alone SARs”). The exercise price per Share of any Stand-Alone SAR will be at least 100% of the fair market value of a Share on the date on which the Stand-Alone SAR is granted. In general, the exercise of a Stand-Alone SAR by a Participant entitles the Participant to an amount (in cash, Shares or a combination of cash and Shares), with respect to each Share subject thereto, equal to the excess of the fair market value of a Share on the exercise date over the exercise price of the Stand-Alone SAR.
Other Stock Based Awards.   The Committee may grant equity-based or equity-related awards other than Options and SARs in such amounts and subject to such terms and conditions as the Committee determines. Each such award may (i) involve the transfer of actual Shares, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of Shares, (ii) be subject to performance-based and/or service-based conditions and (iii) be in the form of phantom stock, restricted stock, restricted stock units, performance shares, or share-denominated performance units. No such award will vest or otherwise become payable earlier than three years following the date on which it is granted, other than upon the occurrence of a Permitted Acceleration Event.
Tax Withholding
The 2016 Incentive Plan provides that Participants may elect to satisfy certain federal income tax withholding requirements by remitting to the Company cash or, subject to certain conditions, Shares or by instructing the Company to withhold Shares payable to the Participant.
Assignment and Transfer
Options and SARs may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.
Amendments and Termination
The Board may at any time suspend or discontinue the 2016 Incentive Plan or revise or amend it in any respect whatsoever, except that, in general, no revision or amendment may, without the approval of shareholders of the Company, (i) increase the number of Shares that may be issued under the 2016 Incentive Plan or (ii) materially modify the requirements as to eligibility for participation in the 2016 Incentive Plan. No action may, without the consent of the Participant, reduce the Participant’s rights under any previously granted and outstanding Incentive Award.
Term
No grants may be made under the 2016 Incentive Plan after April 22, 2026.
Summary of U.S. Federal Income Tax Consequences
The following is a summary of the material U.S. federal income tax consequences generally applicable to the Company and to Participants upon the grant and exercise of Incentive Awards under the 2016 Incentive Plan based on U.S. tax law as in effect as of the date of this proxy statement. This discussion is limited, and does not cover state, local, or foreign tax treatment.
Tax Consequences to a Participant.   In general, a Participant will not be deemed to receive any income nor will he be taxed upon grant of an Option or SAR. Generally, a Participant will have ordinary income upon exercise of an Option or SAR in an amount equal to the excess of the fair market value on the date of exercise of the Shares purchased over the exercise price of the award. A Participant generally will not recognize income at the time a restricted stock award is granted. When the restrictions lapse and the stock vests, the Participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less the amount he or she paid for the stock, if any). A Participant may make a special election under Section 83(b) of the Code to be taxed on restricted stock at the time of grant, in which case subsequent appreciation will be taxable at capital gains rates. A Participant generally will not recognize income upon grant of the restricted stock unit. Upon issuance of cash or Shares of common stock in settlement of a restricted stock unit award, the Participant will recognize ordinary income equal to the fair market value of the common stock underlying such award as of that date.
If the Participant surrenders previously-owned Shares in payment of any or all of the exercise price of an Option, the Shares received upon exercise of such Option equal in number to the previously-owned Shares so surrendered would have the tax basis and capital gain holding period applicable to such surrendered Shares. The additional Shares received upon exercise would have a tax basis equal to the amount taxable as ordinary income upon such exercise (as described in the immediately preceding paragraph) plus the cash paid on exercise (if any) and a new capital gain holding period commencing on the date following the date of exercise.

Tax Consequences to the Company.   As a general matter, the Company or an affiliate of the Company that employs a Participant will be entitled to take a deduction in an amount equal to the amount of ordinary income recognized by the Participant at the time the Participant recognizes ordinary income in respect of Incentive Awards. For example, with respect to an Option or SAR, the grant and vesting do not have tax consequences to the Company. The Company or an affiliate of the Company that employs a Participant generally will be entitled to a federal income tax deduction in an amount equal to the amount of compensation income, taxable as ordinary income, recognized by the Participant as a result of the exercise of an Option or SAR in the year of recognition by the Participant, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code.
The Resolution
The resolution approving the above-noted amendment to the 2016 Incentive Plan requires a simple majority of the votes cast at the Meeting. The Board therefore seeks your approval and support for the following resolution:
RESOLVED:
THAT the reference to “2,750,000 Class A Shares” in the first paragraph of Section 3(a) of the 2016 Stock Incentive Plan of the Company be deleted and replaced with “5,250,000 Class A Shares”;
THAT the reference to “300,000 shares” in the third paragraph of Section 3(a) of the 2016 Stock Incentive Plan of the Company be deleted and replaced with “600,000 shares”;
THAT the reference to “two percent (2%)” in Section 3(c) of the 2016 Stock Incentive Plan of the Company be deleted and replaced with “three percent (3%)”;
THAT the 2016 Incentive Plan be restated to incorporate the above-described amendments; and
THAT any director or executive officer of the Company be and is hereby authorized to notify and/or to seek approval of NASDAQ if required, of the approval of the above-noted amendments to the 2016 Stock Incentive Plan and to do all such acts and things and to execute and file such other documents, whether under the corporate seal of the Company or otherwise, that may be necessary or desirable to give effect to this resolution.
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” APPROVAL OF THE AMENDMENTS TO THE 2016 STOCK INCENTIVE PLAN.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD
The Audit Committee is responsible for assisting the Board in serving as an oversight to MDC Partners’ accounting, auditing, financial reporting, internal control and legal compliance functions. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year, it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter including, whenever appropriate, meeting in executive sessions with MDC Partners’ independent auditors without the presence of MDC Partners’ management, meeting in executive sessions with the leader of MDC Partners’ internal auditing function without the presence of MDC Partners’ management, and regular reporting by the leader of MDC Partners’ technology function with respect to cybersecurity risk.
Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) and for the report on the Company’s internal control over financial reporting. The Company’s independent auditors are responsible for auditing those consolidated financial statements and expressing an opinion as to their conformity with GAAP and for opining on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee and review the financial reporting process and to review and discuss the status and completed copy of management’s report on the Company’s internal control over financial reporting.
The Audit Committee reviewed and discussed with management and BDO USA, LLP, the Company’s independent registered accountants, management’s assessment of the Company’s internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, as presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.
In overseeing the preparation of MDC Partners’ financial statements, the Audit Committee met with both management and MDC Partners’ outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with GAAP, and the Audit Committee discussed the statements with both management and the outside auditors.
With respect to MDC Partners’ outside auditors, the Audit Committee, among other things, discussed with BDO USA, LLP matters relating to its independence, and received from BDO USA, LLP written disclosures and a letter from BDO USA, LLP as required by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Standards Section No. 1301, “Communications with Audit Committee”, as amended, which includes, among other items, matters related to the conduct of the annual audit of MDC Partners’ financial statements.
On the basis of their reviews and discussions, the Audit Committee recommended to the Board that the Board approve (and the Board has approved) the inclusion of MDC Partners’ audited financial statements in MDC Partners’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission and the Canadian Securities Administrators.
Effective April 2006, the Company engaged BDO USA, LLP as its independent registered public accounting firm. The decision to engage BDO USA, LLP was made by the Audit Committee of the Board of Directors and the Board of Directors of the Company. The Committee and the Board have also approved, and submitted for shareholder approval, the selection of BDO USA, LLP as MDC Partners’ independent auditors for the fiscal year ending December 31, 2020.
The Audit Committee’s current charter is appended to this Circular as Exhibit A.
Audit Committee of the Board
Anne Marie O’Donovan (Chair)
Charlene Barshefsky
Wade Oosterman

ITEM 5 — APPOINTMENT OF AUDITORS
AND AUTHORIZING THE AUDIT COMMITTEE TO DETERMINE ITS REMUNERATION
Upon recommendation of the Audit Committee, the Board has recommended to the shareholders the appointment of BDO USA, LLP, independent registered public accountants, to audit and report on the consolidated financial statements of MDC Partners for the fiscal year ending December 31, 2020 and to perform such other services as may be required of them. BDO USA, LLP has served as independent public accountants for MDC Partners since April 2006. The Board has directed that management submit the appointment of the auditors for approval by the shareholders at the Meeting. Representatives of BDO USA, LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.
Unless otherwise instructed, the persons named in the accompanying proxy (provided the same is duly executed in their favor and is duly deposited) intend to vote FOR the appointment of BDO USA, LLP, independent registered public accountants, as auditors of MDC Partners, until the close of the next annual meeting of shareholders of MDC Partners, at a remuneration to be fixed by the directors of MDC Partners.
In addition to retaining BDO USA, LLP to audit MDC Partners’ consolidated financial statements for 2018 and 2019, the Company retained BDO USA, LLP to provide advisory, auditing and consulting services in 2018 and 2019. These services included audit services, audit-related services, tax services and other services. The following tables set forth the aggregate fees billed to MDC Partners by BDO USA, LLP for professional services in fiscal years 2018 and 2019:
BDO USA, LLP
	2018	2019
Audit Fees(1)	$2,648,866	$2,527,838
Tax Fees(2)		$38,000
Audit Related Fees
All Other Fees
Total	$2,648,866	$2,565,838

(1)
Fees primarily for the annual financial statement audit, including internal control assessment related fees, quarterly financial statement reviews and regulatory comment letters.

(2)
Fees for services rendered for analysis of NOL utilization.

All fees listed above have been pre-approved by the Audit Committee. The Audit Committee has, however, delegated to the Chairman of the Audit Committee the authority to pre-approve permitted non-audit services (as such services are defined by the Sarbanes-Oxley Act of 2002) provided that (i) the aggregate estimated amount of such fees will not exceed $25,000 and (ii) the Chairman of the Audit Committee reports any pre-approval so granted at the next scheduled meeting of the Audit Committee.
The Audit Committee Charter provides for the Audit Committee to establish the auditors’ fees. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors.
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPOINTMENT OF BDO USA, LLP AS MDC PARTNERS’ AUDITORS AND AUTHORIZING THE AUDIT COMMITTEE TO DETERMINE BDO USA, LLP’S REMUNERATION.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding the beneficial ownership of the Class A Shares of MDC outstanding as of March 31, 2020 by each beneficial owner of more than five percent of such shares, by each of the directors and named executive officers of MDC and the current nominees for Board election and by all current directors and executive officers of MDC as a group. The address for persons for which an address is not otherwise provided in the footnotes below is c/o MDC Partners Inc., 330 Hudson Street, 10th Floor, New York, NY 10013.
	Number of Voting Shares Beneficially Owned, or Over Which Control or Direction is Exercised(1)				Approximate Percentage of Class(5)
Name	Type of Shareholding	Class A Subordinate Voting Shares(2)	Class A Shares Underlying Options, Warrants or Similar Right Exercisable Currently or Within 60 Days(3)	Class A Shares Underlying All Options, Warrants or Similar Right(4)	Class A Shares
Mark J. Penn	Direct	602,500(6)	500,000	1,500,000	1.5%
	Indirect	14,335,714(7)	10,865,213	10,865,213(7)	29.4%
Charlene Barshefsky	Direct	50,000			*
Bradley J. Gross	Direct	—			*
Anne Marie O’Donovan	Direct	31,990(6)			*
	Indirect	17,832			*
Kristen M. O’Hara	Direct	—			*
Desirée Rogers	Direct	48,962(6)			*
Irwin D. Simon	Direct	64,955(6)			*
Jonathan B. Mirsky	Direct	371,000(6)		250,000	*
Frank P. Lanuto	Direct	124,000(6)		450,000	*
David C. Ross	Direct	442,190(6)	43,000	43,000	*
Vincenzo DiMaggio	Direct	78,333(6)			*
Wade Oosterman	Direct	35,000			*
David Doft	Direct	177,729			*
Mitchell Gendel	Direct	228,354			*
All directors and officers of MDC as a group of 12 persons		16,202,476	11,408,213	13,108,213	32.0%
Stagwell Agency Holdings LLC(8)(9)		14,335,714(7)(9)	10,865,213	10,865,213(7)	29.4%
Goldman Sachs(8)		7,625	16,324,198	16,324,198(10)	17.9%
Hotchkis and Wiley Capital Management LLC(8)		8,962,457(11)			12.0%
Indaba Capital Fund, L.P.(8)		7,181,301(12)			9.6%

*
The percentage of shares beneficially owned does not exceed one percent of the outstanding shares.

(1)
Unless otherwise noted, MDC Partners believes that all persons named in the table above have sole voting power and dispositive power with respect to all shares beneficially owned by them.

(2)
This column includes Class A Shares owned directly or indirectly, but does not include Class A Shares subject to options, warrants or similar rights.

(3)
This column includes Class A Shares subject to options, warrants or similar rights that are currently exercisable or will become exercisable within 60 days after March 31, 2020.

(4)
This column includes Class A Shares subject to all outstanding options, stock appreciation rights, warrants or similar rights, whether or not such options, warrants or similar rights are currently exercisable or will become exercisable within 60 days after March 31, 2020.

(5)
For purposes of computing the percentage of outstanding shares held by each person or group named above, we have included restricted shares in the number of shares of the Company outstanding as of March 31, 2020. In addition, for purposes of computing the percentage of outstanding shares held by each person or group named above, any shares which that person or persons has or have the right to acquire within 60 days of March 31, 2020, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Those Class A Shares issuable upon conversion of the Series 4 Convertible Preference Shares or Series 6 Convertible Preference Shares are also not deemed to be outstanding for purposes of computing the percentage ownership of any other person.

(6)
Includes shares of restricted stock or restricted stock units (that may be settled in shares) that have not yet vested, but with respect to which the director or executive, as the case may be, has the ability to vote.

(7)
Mr. Penn, our Chairman and CEO, is also manager of The Stagwell Group LLC, an affiliate of Stagwell Agency Holdings LLC. Amounts shown include 14,285,714 Class A Shares held by Stagwell Agency Holdings LLC, 50,000 shares held by The Stagwell Group LLC (and reported in the table as included in the amounts reported by Stagwell Agency Holdings LLC) and an additional 10,865,213 Class A Shares issuable upon conversion of 50,000 Series 6 Convertible Preference Shares owned by Stagwell Agency Holdings LLC. The number of Class A Shares issuable upon conversion of the Series 6 Convertible Preference Shares from time to time is described in more detail in Note 15 to our consolidated financial statements.

(8)
Stock ownership of these entities is based solely on a Schedule 13D, 13D/A, 13G or 13G/A filed by each such entity and, with respect to Stagwell Agency Holdings LLC and The Stagwell Group LLC, any subsequently filed Form 4. The address of Stagwell Agency Holdings LLC is c/o The Stagwell Group LLC, 1808 I Street, NW, Sixth Floor, Washington, DC 20006, and its most recent Schedule 13D was filed on March 25, 2019. The address of each of The Goldman Sachs Group, Inc., Goldman, Sachs & Co., Broad Street Principal Investments, L.L.C., StoneBridge 2017, L.P., StoneBridge 2017 Offshore, L.P., and Bridge Street Opportunity Advisors, L.L.C. (collectively, “Goldman Sachs”) is 200 West Street, New York, NY 10282, and Goldman Sachs’ most recent Schedule 13G/A, filed on behalf of itself and the members of the group, was filed on March 28, 2018. The address of each of Indaba Capital Management, L.P., IC GP, LLC and Derek C. Schrier (collectively, “Indaba”) is One Letterman Drive, Building D, Suite DM700, San Francisco, CA 94129, and its most recent Schedule 13G was filed on February 14, 2020. The address of Hotchkis and Wiley Capital Management, LLC is 725 S. Figueroa Street, 39th Fl, Los Angeles, CA 90017, and its most recent Schedule 13G was filed on February 14, 2020.

(9)
The Schedule 13D filed with the SEC on March 25, 2019 by Stagwell Agency Holdings LLC, The Stagwell Group LLC, and Mark Penn together with the Form 4 filed with the SEC on March 26, 2020, by Mark Penn reports the number of shares as to which each of Stagwell Agency Holdings LLC and The Stagwell Group LLC have the sole power to vote or to direct the vote is 14,335,714 shares and the number of shares as to which each of the foregoing has the sole power to dispose or direct the disposition is 14,335,714 shares. This report reflects 14,335,714 Class A Shares beneficially owned by Stagwell Agency Holdings LLC and The Stagwell Group LLC as well as an additional 10,865,213 Class A Shares issuable upon conversion of 50,000 Series 6 Convertible Preference Shares owned by Stagwell Agency Holdings LLC.

(10)
The Schedule 13D/A filed with the SEC on March 19, 2019 by Goldman Sachs reports that the number of shares to which The Goldman Sachs Group, Inc. and Goldman Sachs & Co. have the shared power to vote or to direct the vote is 14,786,448 and the number of shares to which The

Goldman Sachs Group, Inc. and Goldman Sachs & Co. have the shared power to dispose or direct the disposition is 14,786,448 shares. The number of shares to which Goldman Sachs has the shared power to vote and the shared power to dispose or direct the disposition is 14,786,448. This report reflects 7,625 Class A Shares beneficially owned by The Goldman Sachs Group, Inc. and Goldman Sachs & Co., as well as an additional 14,778,823 Class A Shares issuable upon the conversion of 95,000 Series 4 Convertible Preference Shares of the Company also owned by Goldman Sachs. The number of Class A Shares issuable upon conversion of the Series 4 Convertible Preference Shares from time to time is described in more detail in Note 15 to our consolidated financial statements.
(11)
The Schedule 13G filed with the SEC on February 13, 2020 by Hotchkis and Wiley Capital Management, LLC (“HWCM”) reported sole voting power over 7,050,657 shares and sole dispositive power over 8,962,457 shares. Hotchkis and Wiley Small Cap Value Fund reported sole voting power and sole dispositive power over 3,976,000 shares, which were included in HWCM’s reported amounts. The Schedule 13G provides that certain of HWCM’s clients have retained voting power over the Class A Subordinate Voting Shares that they beneficially own. Accordingly, HWCM has the power to dispose of more Class A Subordinate Voting Shares than it can vote.

(12)
The Schedule 13G jointly filed with the SEC on February 14, 2020 by Indaba Capital Management, L.P., IC GP LLC, and Derek C. Scheier sets forth that Indaba Capital Management, L.P., IC GP LLC, and Derek C. Scheier have shared voting and dispositive power over 7,181,301 shares. The Schedule 13G provides that the shares are directly held by Indaba Capital Fund, L.P., and voting and investment power over the shares has been delegated to Indaba Capital Management, L.P.

Changes in Control
To our knowledge, there are no present arrangements or pledges of the Company’s securities that may result in a change in control of the Company.
Information About the Board and Corporate Governance
The Board has established guidelines for determining director independence, and all current directors, with the exception of Mr. Penn, have been determined by the Board to be independent under applicable Nasdaq rules and the Board’s governance principles, and applicable Canadian securities laws within the meaning of National Instrument 58-101 — Disclosure of Corporate Governance Practices.
MDC Partners has also adopted a written Code of Conduct in order to help directors, officers and employees resolve ethical issues in an increasingly complex business environment. The Code of Conduct applies to all directors, officers and employees, including the Chief Executive Officer, the Chief Financial Officer, the General Counsel and any other employee with any responsibility for the preparation and filing of documents with the Securities and Exchange Commission (“SEC”). The Code of Conduct covers topics including, but not limited to, conflicts of interest, confidentiality of information and compliance with laws. The Code of Conduct also satisfies the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. In addition, the Board of MDC Partners adopted a set of Corporate Governance Guidelines as a framework within which the Board and its committees conduct business.
The Company’s Corporate Governance Guidelines contain a majority voting policy, which requires a director nominee who receives, in an uncontested election, a number of votes “withheld” that is greater than the number of votes cast “for” his or her election to promptly offer to resign from the Board. The Board shall accept the resignation absent exceptional circumstances. Unless the Board decides to reject the offer, the resignation shall become effective 60 days after the date of the election. In making a determination whether to reject the offer or postpone the effective date, the Board of Directors shall consider all factors it considers relevant to the best interests of the Company. A director who tenders a resignation pursuant to the Corporate Governance Guidelines will not participate in any meeting of the Board at which the resignation is considered. The Company will promptly issue a news release with the Board’s decision.
Copies of the charters of the Audit Committee, the Human Resources & Compensation Committee and the Nominating and Corporate Governance Committee, as well the Code of Conduct and Corporate Governance Guidelines, are available free of charge at MDC Partners’ website located at http://  www.mdc-partners.com/investors/corporate-governance. Copies are also available to any shareholder upon written request to 330 Hudson Street, 10th Floor, New York, NY 10013, Attn: Investor Relations.

Meetings
The Board held 10 meetings in 2019. All current members of the Board who served as directors during 2019 attended each Board meeting during the period in which they served in 2019.
The various Board committees met the number of times shown in parentheses: Audit Committee (5); Human Resources & Compensation Committee (7); and Nominating & Corporate Governance Committee (1). Each incumbent director that served as a director during 2019 attended all meetings of all Board committees on which they served during such period. MDC has a formal policy regarding attendance by directors at its annual general meeting of shareholders which states that all directors are expected to attend, provided that a director who is unable to attend such a meeting is expected to notify the Chairman of the Board in advance of any such meeting. Each member of the Board serving as a director at the time of the 2019 annual meeting of shareholders attended the 2019 annual meeting of shareholders, other than Mr. Kramer.
Membership on Standing Board Committees
Director	Audit Committee	Human Resources and Compensation Committee	Nominating and Corporate Governance Committee
Irwin D. Simon		✓	Chair
Charlene Barshefsky	✓		✓
Bradley J. Gross		✓
Anne Marie O’Donovan(1)	Chair		✓
Kristen O’Hara		✓	✓
Wade Oosterman	✓
Desirée Rogers		Chair	✓
Mark J. Penn
Clare R. Copeland(2)		✓
Daniel S. Goldberg(3)	✓		✓
Lawrence S. Kramer(4)	✓	✓

(1)
Ms. O’Donovan is not standing for reelection. Wade Oosterman is expected to replace Ms. Donovan as Chair of the Audit Committee. Ms. O’Donovan ceased to be a member of the Nominating and Corporate Governance Committee on June 4, 2019.

(2)
Mr. Copeland did not stand for re-election at our 2019 Annual Meeting.

(3)
Mr. Goldberg resigned from the Board on January 21, 2020. Mr. Goldberg ceased to be a member of the Nominating and Corporate Governance Committee on June 4, 2019.

(4)
Mr. Kramer did not stand for re-election at our 2019 Annual Meeting.

OUR BOARD OF DIRECTORS

The Board oversees the management of the business and affairs of MDC Partners as required by Canadian law. The Board conducts its business through meetings of the Board and three standing committees: the Audit Committee, the Human Resources & Compensation Committee and the Nominating and Corporate Governance Committee.

OUR AUDIT COMMITTEE

OUR NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The purpose of the Nominating and Corporate Governance Committee is (1) to identify and to select and recommend to the Board individuals qualified to serve as directors of the Company and on committees of the Board, (2) to advise the Board with respect to the Board composition, procedures and committees, (3) to develop and recommend to the Board a set of corporate governance principles applicable to the Company, and (4) to oversee the evaluation of the Board and to ensure the committees fulfill their mandates.

OUR HUMAN RESOURCES AND COMPENSATION COMMITTEE

The purpose of the Human Resources & Compensation Committee is to oversee the Corporation's executive compensation and benefit plans and practices, including its incentive-compensation and equity-based plans, and to review and approve the Corporation's management succession plans. The Committee also produces a Committee report on executive compensation as required by the Securities and Exchange Commission to be included in the Corporation's annual proxy statement or annual report on Form 10-K filed with the SEC.

THE COMPANY'S MANAGEMENT

The executive officers are responsible for day-to-day risk management. The CEO, CFO and General Counsel periodically report on the Company's risk management policies and practices to relevant Board committees and to the full Board. We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing the Company and that our Board leadership structure supports our approach. The Board regularly evaluates the leadership structure at MDC and believes this evaluation should be considered in the context of MDC's specific circumstances, business and culture, while giving appropriate weight to the unique challenges facing an advertising and marketing holding company such as ours.

Audit Committee
Meetings in 2019: 5
The Audit Committee is currently composed of three members, all of whom are considered to be “independent” according to the applicable rules of Nasdaq, the Securities and Exchange Commission and applicable Canadian laws. The Audit Committee reviews all financial statements, annual and interim, intended for circulation to shareholders and reports upon these to the Board. In addition, the Board may refer to the Audit Committee on matters and questions relating to the financial position of MDC Partners and its affiliates. The Audit Committee is also responsible for overseeing and reviewing with management and the independent auditor the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures; risk oversight matters; reviewing with management its compliance with prescribed policies, procedures and internal controls; and reviewing with management and the independent auditor their reports on internal controls, as presented in Item 9A (Controls and Procedures) of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. While the Audit Committee has the duties and responsibilities set forth above, the Audit Committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management has the responsibility for preparing the financial statements and implementing internal controls and evaluating their effectiveness, and the independent auditor has the responsibility of auditing the financial statements and effectiveness of internal controls over financial reporting.
The current members of the Audit Committee are: Anne Marie O’Donovan (Chairperson), Charlene Barshefsky, and Wade Oosterman. (Anne Marie O’Donovan is not standing for reelection. Wade Oosterman will replace Ms. Donovan as Chair of the Audit Committee.) Each of the members of the Audit Committee is “financially literate” as required by applicable Canadian securities laws. The Board has determined that Ms. O’Donovan and Mr. Oosterman each qualifies as an “audit committee financial expert” under the Sarbanes-Oxley Act of 2002 and applicable Nasdaq and Securities and Exchange Commission regulations. Ms. O’Donovan is a Certified Public Accountant. Mr. Oosterman has experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions. See the biography of Ms. O’Donovan on page 15 and the biography of Mr. Oosterman on page 13. The Audit Committee’s current charter is appended hereto as Exhibit A and is available at http://www.mdc-partners.com/investors/corporate-governance. The Company will disclose any amendments to, or waivers of, the charter on its website at www.mdc-partners.com in accordance with applicable law and the requirements of the Nasdaq corporate governance standards.

Nominating and Corporate Governance Committee
Meetings in 2019: 1	The Nominating & Corporate Governance Committee is currently composed of four members, all of whom are considered to be “independent” according to the applicable rules of Nasdaq and the Securities and Exchange Commission and by applicable Canadian securities laws. The Nominating & Corporate Governance Committee is responsible for reviewing and making recommendations to the full Board with respect to developments in the area of corporate governance and the practices of the Board. The Nominating & Corporate Governance Committee is also responsible for evaluating the performance of the Board as a whole and for reporting to the Board with respect to appropriate candidates for nominations to the Board. The current members of the Nominating & Corporate Governance Committee are: Irwin Simon (Chairman), Charlene Barshefsky, Kristen O’Hara, and Desirée Rogers. The Nominating & Corporate Governance Committee’s current charter is available at http://www.mdc-partners.com/investors/corporate-governance. The Company will disclose any amendments to, or waivers of, the charter on its website at www.mdc-partners.com in accordance with applicable law and the requirements of the Nasdaq corporate governance standards.
Pursuant to its charter, the Nominating and Corporate Governance Committee may conduct or authorize investigations or studies into matters within its scope of responsibilities and may retain, at the Company’s expense, such independent counsel or other consultants or advisers as it may deem necessary from time to time. The Nominating and Corporate Governance Committee has the sole authority to retain or terminate any search firm to be used to identify director candidates, including the sole authority to approve its fees and terms, with the Company bearing the cost of such fees. The Nominating and Corporate Governance Committee will formally meet and deliberate on the qualifications of specific candidates prior to recommending their appointment to the full Board. The Nominating and Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral.

Human Resources and Compensation Committee
Meetings in 2019: 7	The Human Resources & Compensation Committee (the “Compensation Committee”) is currently composed of four members. The current members are Desiree Rogers (Chair), Bradley J. Gross, Kristen O’Hara, and Irwin Simon. All of the members of the Compensation Committee are considered to be “independent” according to the applicable rules of Nasdaq and the Securities and Exchange Commission and applicable Canadian securities laws, and outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and non-employee directors within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee makes recommendations to the Board on, among other things, the compensation of senior executives. The Compensation Committee discusses personnel and human resources matters including recruitment and development, management succession and benefits plans and grants awards under the 2011 Stock Incentive Plan and the 2016 Stock Incentive Plan. Salary, bonus or other payments for the benefit of senior management are reviewed and approved by the Compensation Committee. From 2017 through 2019, the Compensation Committee engaged Mercer to review and evaluate the Company’s executive compensation levels, and to make recommendations for compensation of the Company’s executive officers based on comparable industry levels, which recommendations have been implemented by the Compensation Committee. The Compensation Committee’s current charter is available at http://www.mdc-partners.com/investors/corporate-governance. The Company will disclose any amendments to the charter on its website at www.mdc-partners.com in accordance with applicable law and the requirements of the Nasdaq corporate governance standards.

Board Leadership, Executive Sessions, Risk Oversight and Communications with the Board
Presently, Mr. Penn is the Chairman of the Board. The Board does not require the separation of the offices of Chairman of the Board and Chief Executive Officer. All of the Company’s directors, whether members of management or not, have a fiduciary duty to exercise their business judgment in the best interests of the Company. The Board believes separating the roles of Chairman of the Board and Chief Executive Officer would not diminish or augment these fiduciary duties. The Board deliberates and decides, each time it selects a Chairman of the Board, whether the roles should be combined or separate, based upon the then current needs of the Company and the Board. The Board believes that the Company is currently best served by having Mr. Penn hold the positions of both Chairman and Chief Executive Officer, and by having a separate independent director (currently Mr. Simon) serve as “Presiding Director.” In the Board’s view, the current leadership structure facilitates strong communication and coordination between management and the Board and enables the Board to adeptly fulfill its risk oversight responsibilities.
Non-employee directors may meet in executive sessions without management in conjunction with each regularly scheduled Board meeting. The Company’s Presiding Director has the primary responsibility to preside over these sessions of the Board. The current Presiding Director is Irwin Simon; he was appointed to that position effective July 20, 2015. Additional information about the role of the Presiding Director is set forth in the Company’s Corporate Governance Guidelines, which are available free of charge at MDC Partners’ website at http://www.mdc-partners.com/investors/corporate-governance. Shareholders or other interested parties who wish to communicate with the Presiding Director or any other member of the Board may do so by mail or courier, to MDC Partners Inc., c/o Jonathan Mirsky, General Counsel, 330 Hudson Street, 10th Floor, New York, NY 10013. To facilitate a response, in appropriate circumstances, shareholders are asked to provide the following information: (i) their name; (ii) an address, telephone number, and e-mail address at which they can be reached; and (iii) the number of shares or aggregate principal amount of debt that they hold, and the date those securities were acquired.
The Board has extensive involvement in the oversight of risk management related to us and our business. The Board accomplishes this oversight both directly and through its committees, each of which assists the Board in overseeing a part of our overall risk management and regularly reports to the Board. The Audit Committee represents the Board by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal and compliance and risk management functions, the Audit Committee reviews and discusses all significant areas of our business and summarizes for the Board all areas of risk and the appropriate mitigating factors. The Human Resources & Compensation Committee considers, and discusses with management, management’s assessment of certain risks, including whether any risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us. The Nominating & Corporate Governance Committee oversees and evaluates programs and risks associated with Board organization, membership and structure and corporate governance.
With respect to cybersecurity risk oversight, our Board of Directors and our Audit Committee receive periodic reports from the appropriate managers on the primary cybersecurity risks facing the Company and the measures the Company is taking to mitigate such risks. In addition to these periodic reports, our Board of Directors and our Audit Committee receive updates from management as to changes to the Company’s cybersecurity risk profile or significant newly identified risks.
DELINQUENT SECTION 16(a) REPORTS
Under Section 16(a) of the Exchange Act, each person serving as a director or executive officer during the last fiscal year and any persons holding 10% or more of the common stock are required to report their ownership of common stock and any changes in that ownership to the SEC within a prescribed period of time and to furnish the Company with copies of such reports. To the Company’s knowledge, based solely upon a review of copies of such reports received by the Company which were filed with the SEC for the fiscal year ended December 31, 2019, and upon written representations from such persons that no other reports were required, the Company has been advised that all reports required to be filed under Section 16(a) have been timely filed with the SEC except for the Form 4 for Clare Copeland filed on

February 22, 2019, Form 4’s for David Doft, Mitchell Gendel, Scott Kauffman, and David Ross filed on March 20, 2019, Form 4 for Daniel Goldberg filed on August 2, 2019, Form 3 for Charlene Barshefsky filed on March 12, 2020, and Form 3 and Form 4 for Vincenzo DiMaggio filed on April 3, 2020.
ADDITIONAL INFORMATION
A copy of the Annual Report on Form 10-K filed by MDC Partners with the Securities and Exchange Commission for 2019 is available, without charge, to shareholders at MDC Partners’ website at www.mdc-partners.com, on the Securities and Exchange Commission’s website at www.sec.gov, on the SEDAR website at www.sedar.com, or upon written request to 330 Hudson Street, 10th Floor, New York, NY 10013, Attention: Investor Relations. Financial information is provided in MDC Partners’ consolidated financial statements and Management’s Discussion & Analysis for the year ended December 31, 2019. A copy of MDC Partners’ most recent consolidated financial statements, interim financial statements, and proxy statement and management information circular may also be obtained by shareholders, without charge, upon written request from the Secretary of MDC Partners or from the Securities and Exchange Commission’s website at www.sec.gov or the SEDAR website at www.sedar.com.
SHAREHOLDER PROPOSALS FOR 2021 ANNUAL GENERAL MEETING
Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. In accordance with the rules established by the SEC, any shareholder proposal submitted pursuant to Rule 14a-8 of the Exchange Act (“Rule 14a-8”) intended to be included in the proxy materials for the 2021 Annual Meeting of Shareholders must be received by the Secretary of the Company, 330 Hudson Street, 10th Floor, New York, NY 10013, by January 26, 2021, in a form that complies with the Company’s Bylaws and applicable requirements. Any proposal submitted after January 26, 2021, will not be considered timely for the purposes of Rule 14a-8.
Moreover, unless a shareholder who wishes to present a proposal at the Annual Meeting outside the processes of Rule 14a-8 has submitted such proposal to us by the close of business on March 16, 2021, subject to applicable rules, we will have discretionary authority to vote on any such proposal with respect to all proxies submitted to us even when we do not include in our proxy statement advice on the nature of the matter and how we intend to exercise our discretion to vote on the matter.

ITEM 6 — FURTHER AND OTHER BUSINESS
Management knows of no matter to come before the Meeting other than the matters referred to in the accompanying Notice. If any matters which are not now known should properly come before the Meeting, the accompanying proxy instrument will be voted on such matters in accordance with the best judgment of the person voting it.
The contents and sending of this Proxy Statement and Management Information Circular have been approved by the Board as of the date hereof.
By Order of the Board
Jonathan B. Mirsky
General Counsel and Corporate Secretary
New York, N.Y.
May 26, 2020

EXHIBIT A
CHARTER OF THE
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF MDC PARTNERS INC.
AS ADOPTED AND AMENDED BY THE BOARD
(dated as of August 6, 2019)
I. AUTHORITY
The Board of Directors (the “Board”) of MDC Partners Inc. (the “Corporation”) has established an Audit Committee (the “Committee”). The Committee shall be comprised of three or more directors, as determined from time to time by resolution of the Board. Consistent with the appointment of other Board committees, the members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or at such other time as may be determined by the Board. The Chair of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chair, the members of the Committee, by majority vote, may designate a Chair. The presence in person or by telephone of a majority of the Committee’s members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.
II. PURPOSE OF THE COMMITTEE
The Committee’s purpose is to provide assistance to the Board in fulfilling its fiduciary obligations and oversight responsibilities with respect to (1) the integrity of the Corporation’s financial statements, (2) the Corporation’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Corporation’s internal audit function and independent auditors. The Committee will also prepare the report that SEC rules require to be included in the Corporation’s annual proxy statement.
The Committee is directly responsible for the appointment (subject to shareholder approval), compensation, retention and oversight of the work of the Corporation’s independent auditor engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Corporation. In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and the rules of the Nasdaq, the independent auditor must report directly to the Committee and is accountable to the Committee (as representatives of the shareholders of the Corporation). The Committee’s oversight responsibilities include the authority to approve all audit engagement fees and terms, as well as all permitted non-audit engagements and resolution of disagreements between management and the independent auditor regarding financial reporting.
It is the objective of the Committee to maintain free and open means of communications among the Board, the independent auditor, internal audit and the financial and senior management of the Corporation.
III. COMPOSITION OF THE COMMITTEE
Independence
Each member of the Committee shall be an “independent” director within the meaning of Section 10A(m)(3) of the Exchange Act, Rule 10A-3(b)(1) thereunder, and Nasdaq Marketplace Rule 4200(a)(15) subject to applicable exceptions.
Financial Literacy and Expertise
All members of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. At least one member of the Committee shall be an “audit committee financial expert” as defined in Item 16A of SEC Form 20-F and at least one member shall have accounting or related financial experience as required under applicable Nasdaq rules.

The Committee shall ensure that the Corporation provides to applicable regulatory authorities any required certification relating to adequacy of this Charter and composition of the Committee.
IV. DUTIES AND RESPONSIBILITIES OF THE COMMITTEE
In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. While there is no “blueprint” to be followed by the Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the Committee (it being understood that the Committee may diverge from such matters as considered appropriate given the circumstances):
Selection and Evaluation of Auditors
(a)
Select the firm of independent public accountants to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;

(b)
Annually review and approve the terms of engagement and approve the remuneration of the Corporation’s independent auditor; and

(c)
Review the performance of the Corporation’s independent auditor and terminate or replace the independent auditor when circumstances warrant.

Independence of Auditors
(a)
Ensure that the Corporation’s independent auditor is independent and capable of exercising impartial judgment on all issues encompassed within its engagement. Regard shall be had to all applicable rules and regulations relating to independence, including those with respect to financial relationships, employment relationships, business relationships, the provision of non-audit services, contingent fees, partner rotation and compensation;

(b)
Ensure that the independent auditor delivers to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Corporation, consistent with the PCAOB Independence Standards Board Standard 1;

(c)
Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor; and

(d)
Take appropriate action to satisfy itself of the auditor’s independence.

General Responsibility for Oversight of Auditors
(a)
The Corporation’s independent auditor shall be ultimately accountable to the Committee and the Committee shall be responsible for the appointment (subject to shareholder approval), compensation, retention and oversight of the work of the Corporation’s independent auditor;

(b)
Pre-approve all audit and permitted non-audit services to be provided by the independent auditor. The Committee may approve policies and procedures for the pre-approval of services to be rendered by the independent auditor, which policies and procedures are detailed as to the particular service. All non-audit services to be provided to the Corporation or any of its subsidiaries by the independent auditor or any of its subsidiaries which are not covered by pre-approval policies and procedures approved by the Committee shall be subject to pre-approval by the Committee; and

(c)
Resolve all disagreements between management and the independent auditor regarding financial reporting.

Oversight of Annual Audit and Quarterly Financial Statements
(a)
Review and approve the annual audit plan of the Corporation’s independent auditor, including the audit and non-audit services that the auditor is providing for the Corporation and its subsidiaries, the level of responsibility assumed by the auditor under generally accepted auditing standards and a summary of the audit approach;

(b)
Before the release of annual financial statements, discuss with the independent auditor all matters required by AICPA AU Section 380 (including the independent auditor’s responsibility under GAAP, the selection of and changes in significant accounting policies or their application, management judgments and accounting estimates, significant audit adjustments, the independent auditor’s responsibility for information other than financial statements, disagreements with management, consultation with other accountants, and difficulties encountered in performing the audit) and CICA Handbook section 5751 (which governs the communications between the independent auditors and the Committee);

(c)
Receive a report from the Corporation’s independent auditor, prior to the filing of the audit report with the SEC regarding:

(i)
all critical accounting policies and practices used by the Corporation; and

(ii)
other material communications between the independent auditor and management;

(d)
Review and discuss with management the quarterly financial statements. Discuss with the independent auditor the results of its procedures on the statements; and

(e)
Prior to any disclosure, review and recommend to the Board for approval:

(i)
the annual financial statements and related documents (MD&A, AIF, etc.);

(ii)
the quarterly financial reports and related documents (including MD&A); and

(iii)
other disclosure documents containing financial information that would likely be material to either the quarterly or annual financial statements.

Oversight and Monitoring of Other Financial Disclosures
(a)
Review and recommend to the Board for approval all financial information of the Corporation contained in any prospectus, annual information form, information circular or similar document of the Corporation, and any earnings press release to be issued in conjunction with the annual and quarterly results;

(b)
Annually or more frequently as required, discuss with management the types of financial and operational information and earnings guidance to be disclosed to credit rating agencies that are subject to confidentiality agreements. The Committee need not discuss in advance with management each instance in which the Corporation gives earnings guidance to credit rating agencies, unless the substance of a presentation to any credit rating agency constitutes a material shift in the Corporation strategy not previously approved by the Board;

(c)
Annually or more frequently as required, discuss with management the types of financial and operational information and earnings guidance to be disclosed to analysts or shareholders (in groups or one-on-one) and the processes for ensuring that new material information is first or simultaneously disseminated in the public domain and subsequently included on the Corporation’s website. The Committee need not discuss in advance with management each instance in which the Corporation gives earnings guidance to analysts, unless the substance of a presentation to any analyst constitutes a material shift in the Corporation strategy not previously approved by the Board; and

(d)
Review the public disclosure required in connection with the Committee’s pre-approval of audit and non-audit services provided by the independent auditor.

Oversight of Financial Reporting Processes and Internal Controls
(a)
Review with management, internal audit and the independent auditor the adequacy and effectiveness of the Corporation’s accounting and internal control policies and procedures, including controls and security of the computerized information systems; and contingency plans to deal with possible system failures;

(b)
Review with management its compliance with prescribed policies, procedures and internal control;

(c)
Review with management, internal audit and the independent auditor any reportable conditions and material weaknesses affecting internal control;

(d)
Establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation’s independent auditor, internal audit and the Corporation’s management;

(e)
Review with management major financial and asset related risks and the steps taken to monitor and control such risks (i.e. acquisition performance, technology, goodwill, etc.);

(f)
Review policies for approval of senior management expenses;

(g)
Receive and review interim and annual CEO and CFO certifications; and

(h)
Review fraud risk management.

Oversight of Internal Audit
(a)
Review and discuss with the SVP, Internal Audit the scope of work of the internal audit function, its plans and the issues identified as a result of its work and how management is addressing these issues;

(b)
Review the budget, qualifications, activities, effectiveness and organizational structure of the internal audit function;

(c)
Review and approve the Internal Audit charter and any proposed amendments thereto;

(d)
Review the performance and approve the appointment or dismissal of the SVP, Internal Audit;

(e)
Meet separately with the SVP, Internal Audit at least quarterly; and

(f)
Review summaries of significant internal audit reports and management’s responses.

Other Matters
(a)
Meet with outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Corporation;

(b)
Monitor compliance by the Company’s employees and personnel with the Code of Conduct;

(c)
Monitor procedures for the receipt, retention and resolution of complaints received by the Corporation regarding accounting, internal controls or auditing matters and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

(d)
Review and approve all related party transactions with any director or nominee, executive officer, holder of more than 5% of any class of the Corporation’s voting securities or any family member of the foregoing persons, other than those related party transactions in respect of which the Board has delegated review and approval to a special committee of independent directors;

(e)
Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities, including retaining outside counsel or other consultants or experts for this purpose;

(f)
In conjunction with the Board, oversee management of the Corporation’s Enterprise risks. Discuss with management the Corporation’s policies and processes with respect to risk assessment and risk management, and recommend appropriate modifications (if any); and

(g)
Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate including an Annual Assessment of its effectiveness as a Committee.

With respect to the duties and responsibilities listed above, the Committee should:
(a)
Report regularly to the Board on its activities, as appropriate;

(b)
Exercise reasonable diligence in gathering and considering all material information;

(c)
Understand and weigh alternative courses of conduct that may be available;

(d)
Focus on weighing the benefit versus harm to the Corporation and its shareholders when considering alternative recommendations or courses of action;

(e)
If the Committee deems it appropriate, secure independent expert advice and understand the expert’s findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities;

(f)
Provide management and the Corporation’s independent auditor with appropriate opportunities to meet privately with the Committee; and

(g)
Review the Charter of the Audit Committee annually and recommend it to the Board.

V. MEETINGS OF THE COMMITTEE
The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. As part of its purpose to foster open communications, the Committee shall meet at least quarterly with management, internal audit and the Corporation’s independent auditor in separate executive sessions to discuss any matters that the Committee or each of these groups or persons believe should be discussed privately. The Chair should work with the Chief Financial Officer, General Counsel and management to establish the agendas for Committee meetings. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall maintain minutes of its meetings and records relating to those meetings and the Committee’s activities and provide copies of such minutes to the Board.
VI. ADVISORS AND FUNDING
The Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties and responsibilities. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of any compensation (i) to any independent auditor engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Corporation, and (ii) to any independent advisors employed by the Committee.
VII. DISCLOSURE AND REVIEW OF CHARTER
The charter shall be (1) published in the Corporation’s annual report or information circular once every three years or following a material amendment to it; or (2) be posted in an up-to-date format on the Corporation’s web site. The Committee should review and reassess annually the adequacy of this Charter as required by the applicable rules of Nasdaq.
*************
While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditor have the responsibility of auditing the financial statements. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditor or to ensure that the Corporation complies with all laws and regulations.

EXHIBIT B
CORPORATE GOVERNANCE
DISCLOSURE OF CORPORATE GOVERNANCE PRACTICES
(CANADIAN NATIONAL INSTRUMENT 58-101)
The directors of MDC Partners Inc. consider good corporate governance to be central to the effective and efficient operation of the Company. The business of the Company is supervised by its Board of Directors, directly and through its committees. The Canadian Securities Administrators require disclosure on an annual basis of the Company’s corporate governance practices in accordance with Form 58-101 — Disclosure of Corporate Governance Practices. The Company’s corporate governance practices are set out below.
The Board of Directors
In determining whether a particular director is independent, the Board examines the factual circumstances in the context of that particular year. The Board proposed for election in this Circular is composed of seven (7) members, all of whom are considered to be independent directors with the exception of Mr. Penn, who is a member of management. The following directors of MDC Partners also serve as directors (or senior executive officers) of companies that are reporting issuers (or the equivalent) in Canada or the U.S.:
Mark J. Penn:   currently serves as the Chief Executive Officer. He is also the President and Managing Partner of The Stagwell Group.
Charlene Barshefsky:   currently serves as Senior International Partner at WilmerHale. She is also a director of the American Express Company and the Estee Lauder Companies and is a trustee of the Howard Hughes Media Institute.
Asha Daniere:   currently serves as a director of Canopy Rivers and the Toronto International Film Festival, and is a director of the University of Toronto — Innis College Advisory Board.
Bradley J. Gross:   currently serves as a Managing Director at Goldman Sachs & Co. He is also a director of Neovia Logistics Holdings, Proquest Holdings, Slickdeals, and Trader Interactive.
Wade Oosterman:   currently serves as Vice Chairman of Bell Canada. Mr. Oosterman serves on the board of directors of Telephone Data Systems and Enstream.
Desirée Rogers:   currently serves as Chief Executive Officer of Black Opal Beauty. She is also a director of World Business Chicago, the Economic Club of Chicago, the Conquer Cancer Foundation, Donors Choose and Inspired Entertainment.
Irwin D. Simon:   currently serves as Chairman and Chief Executive Officer of Aphria Inc. and as Executive Chairman of Act II Global Acquisition Corp. He is also a trustee at Tulane University and Poly Prep Country Day School.
All independent directors frequently meet at the beginning or end of each regularly scheduled quarterly Board or Committee meeting without non-independent directors and management present. The Board has access to information independent of management through MDC Partners’ auditor who reports to the Audit Committee. The specific responsibilities of the Board include reviewing and approving all major strategic decisions, including any change in the strategic direction of MDC Partners and acquisitions and/or divestitures and other matters (such as guarantees) in excess of $5 million; reviewing and approving annual budgets, including capital expenditure plans; reviewing and approving operating results for each quarter and year to date. As part of its ongoing activities, the Board regularly receives and comments upon reports of management as to the performance of MDC Partners’ business and management’s expectations. The Board is therefore of the view that the appropriate structures and procedures are in place to ensure that it can function independent of management.
Effective as of July 20, 2015, the Board appointed Mr. Irwin Simon as the Presiding Director of the Board. Mr. Simon is independent.

Board Mandate
The Board of Directors adopted a set of Corporate Governance Guidelines as a framework within which the Board and its Committees will conduct its business. A copy of the Guidelines is available free of charge at MDC Partners’ website at http://www.mdc-partners.com/investors/corporate-governance.
Position Descriptions
The Company’s bylaws and the Charters of each Board committee provide a detailed description of the roles and responsibilities of the Board (including the Chairman), management and each committee of the Board and their respective chairs.
The primary functions of the CEO are to lead the management of our businesses and affairs in accordance with the Company’s strategic plan and operating and capital budgets, as approved by the Board.
The Board has developed a written position description and mandate, which sets forth the CEO’s key responsibilities. These responsibilities include the following: (a) develop and recommend to the Board a long-term strategy and vision for the Company that leads to creation of shareholder value; (b) develop and recommend to the Board annual business plans and budgets that support the Company’s long-term strategy; (c) consistently strive to achieve the Company’s financial and operating goals and objectives; and (d) develop the corporate and partner management teams and succession plans.
The Human Resources & Compensation Committee (described below) is responsible for establishing, monitoring and evaluating objectives and standards of performance for the Chief Executive Officer and other executive officers on an annual basis. Salary, bonus, loans or other payments for the benefit of the Chief Executive Officer must be reviewed and approved by the Human Resources & Compensation Committee. Related party expenses for services rendered and in the nature of expense reimbursement must also be approved by the Human Resources & Compensation Committee.
Orientation and Continuing Education
New directors to MDC Partners have generally been executives with extensive business experience and directorship responsibilities on the boards of other public and private institutions. Orientation for these individuals is provided through a review of past Board materials and other private and public documents concerning MDC Partners. In addition, Board members are encouraged to attend (at the cost and expense of the Company) continuing education programs identified by the Nominating and Corporate Governance Committee each year to ensure that they maintain the skills necessary for them to meet their obligations as directors.
Ethical Business Conduct
The Company has adopted a Code of Conduct, which applies to all directors, officers (including the Company’s Chief Executive Officer and Chief Financial Officer) and employees of the Company and its subsidiaries. The Code of Conduct was adopted in order to help directors, officers and employees resolve ethical issues. The Code of Conduct covers topics including, but not limited to, conflicts of interest, confidentiality of information and compliance with laws. The Company’s policy is to not permit any waiver of the Code of Conduct for any director or executive officer, except in extremely limited circumstances. The Board, through the Audit Committee, monitors and assesses and claims alleged under the Code of Conduct. Any waiver of this Code of Conduct for directors or officers of the Company must be approved by the Company’s Board of Directors. Amendments to and waivers of the Code of Conduct will be publicly disclosed as required by applicable laws, rules and regulations. The Code of Conduct is available free of charge on the Company’s website at http://www.mdc-partners.com, or by writing to MDC Partners Inc., 330 Hudson Street, 10th Floor, New York, NY 10013, Attention: Investor Relations.
Nomination of Directors
The Nominating and Corporate Governance Committee is composed of four (4) members, all of whom are considered to be independent. The Nominating and Corporate Governance Committee is responsible for reviewing and making recommendations to the full Board with respect to developments in the area of corporate governance and the practices of the Board. The Nominating and Corporate Governance Committee is also responsible for evaluating the performance of the Board as a whole and for reporting to the Board with respect to appropriate candidates for nominations to the Board. The current members of the Nominating and Corporate Governance Committee are Irwin Simon (Chairman), Charlene Barshefsky, Kristen O’Hara, and Desiree Rogers. The Nominating and Corporate Governance Committee’s current charter is available at http://www.mdc-partners.com/investors/corporate-governance. The Company will disclose any amendments to, or waivers of, the charter on its website at www.mdc-partners.com in accordance with applicable law and the requirements of the Nasdaq corporate governance standards.
The Nominating and Corporate Governance Committee identifies, selects and recommends to the Board individuals qualified to serve both on the Board and on committees, including persons suggested by shareholders and others. In identifying candidates for nominations to the Board, the Nominating and Corporate Governance Committee seeks to maintain at all times a Board with a diverse range of experience, talent, expertise and background appropriate for the business of the Company. The Nominating and Corporate Governance Committee does not require any specific minimum qualifications or specific qualities or skills, but reviews each person’s qualifications on the whole, including a candidate’s particular experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Following that review, the Nominating and Corporate Governance Committee then selects nominees and recommends them to the Board for election by the shareholders or appointment by the Board, as the case may be. The Nominating and Corporate Governance Committee also reviews the suitability of each Board member for continued service as a director when that member’s term expires or that member experiences a significant change in status (for example, a change in employment). The Nominating and Corporate Governance Committee has not implemented any particular additional policies or procedures with respect to suggestions received from shareholders with respect to Board or committee nominees.
Pursuant to its charter, the Nominating and Corporate Governance Committee may conduct or authorize investigations or studies into matters with its scope of responsibilities and may retain, at the Company’s expense, such independent counsel or other consultants or advisers at it may deem necessary from time to time. The Nominating and Corporate Governance Committee has the sole authority to retain or terminate any search firm to be used to identify director candidates, including the sole authority to approve its fees and retention terms, with the Company bearing the cost of such fees.
Director Term Limits
The Board believes that the need to have experienced directors who are familiar with the business of the Company must be balanced with the need for fresh perspectives and a proactive approach. The Board has not adopted formal director term limits or other mechanisms of board renewal, in part, because the imposition of director term limits on a board implicitly discounts the value of experience and continuity among board members and runs the risk of excluding experienced and potentially valuable board members as a result of an arbitrary determination. In addition, imposing this restriction means the Board would lose the contributions of longer serving directors who have developed a deeper knowledge and understanding of the Company over time. The Board does not believe that long tenure impairs a director’s ability to act independently of management.
Policies Regarding the Representation of Women, Indigenous Peoples, Persons with Disabilities, and Members of Visible Minorities on the Board
The Company has not adopted a written policy relating to the identification and nomination of directors who identify as women, Indigenous peoples, persons with disabilities, or members of visible minorities to the Company’s board of directors but rather has an informal, unwritten policy. The Company generally considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for board membership. As evidence of this approach, the Board appointed Ms. Rogers to the Board in April 2018 and Ambassador Barshefsky in April 2019. Ms. O’Hara was nominated for election to the Board in April 2019 and Ms. Daniere was nominated for election to the Board in May 2020.

Consideration of the Representation of Women, Indigenous Peoples, Persons with Disabilities, and Members of Visible Minorities in the Director Identification and Selection Process
In identifying and nominating candidates for election or re-election to the board of directors, the Board considers the level of representation of women, Indigenous peoples, persons with disabilities, or members of visible minorities on the board, in addition to the competencies, skills and personal and other diverse qualities required for new directors in order to add value to the Company in light of opportunities and risks facing the Company. Selection of candidates to the board will be, in part, dependent upon the pool of candidates with the necessary skills, knowledge and experience. The ultimate decision will be based on merit and contribution the chosen candidate will bring to the board.
Consideration of the Representation of Women Indigenous Peoples, Persons with Disabilities, and Members of Visible Minorities in Executive Officer Appointments
In appointing executive officers to the management team, the Company considers the level of representation of women, Indigenous peoples, persons with disabilities, and members of visible minorities in executive officer positions, and also takes into account the following factors: the competencies, skills and personal and other diverse qualities required for new executive officers in order to add value to the Company in light of opportunities and risks facing the Company.
Issuer’s Targets Regarding the Representation of Women, Indigenous Peoples, Persons with Disabilities, and Members of Visible Minorities on the Board and in Executive Officer Positions
The Company has not adopted a target for women, Indigenous peoples, persons with disabilities, or members of visible minorities on the board of directors because the Company does not believe that any director nominee should be chosen nor excluded because of those characteristics. In selecting a director nominee, such as the recently nominated Ms. Daniere, the Nominating and Corporate Governance Committee focuses on skills, expertise and background that would complement the existing Board. Directors will be recruited based on their ability and potential for meaningful contributions.
Similarly, the Company has not adopted a target for women, Indigenous peoples, persons with disabilities, or members of visible minorities in executive officer positions because the Company does not believe that any candidate for an executive officer position should be chosen nor excluded because of those characteristics. In selecting candidates, the Company considers the skills, expertise and background that would complement the existing management team. Executive officers will be recruited based on their ability and contributions.
Number of Women, Indigenous Peoples, Persons with Disabilities, and Members of Visible Minorities on the Board and in Executive Officer Positions
As of the date of this Proxy Statement and Management Information Circular, (i) there are four directors who identify as women on the Company’s Board of Directors, representing 50% of the directors, and one director on the Board of Directors who identifies as a member of a visible minority, representing 12.5% of the directors, and (ii) none of the Company’s executive officers identify as women, Indigenous peoples, persons with disabilities, or members of a visible minority.
Compensation
The Human Resources & Compensation Committee is composed of four members, all of whom are considered to be independent. The Human Resources & Compensation Committee makes recommendations to the Board on, among other things, the compensation of senior executives. The Human Resources & Compensation Committee discusses personnel and human resources matters including recruitment and development, management succession and benefits plans and grants awards under the 2011 Stock Incentive Plan, 2014 Long-Term Cash Incentive Plan, and the 2016 Stock Incentive Plan. Salary, bonus or other payments for the benefit of senior management are reviewed and approved by the Human Resources & Compensation Committee. The Human Resources & Compensation Committee reviews the compensation of members of the Board on an annual basis and makes recommendations to the Board. The Board considers their remuneration appropriate given the time commitment, risk and responsibilities associated with the position. The current members of the Human Resources & Compensation Committee are Desiree Rogers

(Chair), Bradley J. Gross, Kristen O’Hara, and Irwin Simon. The Human Resources & Compensation Committee’s current charter is available at http://www.mdc-partners.com/investors/corporate-governance. The Company will disclose any amendments to, or waivers of, the charter on its website at www.mdc-partners.com in accordance with applicable law and the requirements of the Nasdaq corporate governance standards.
Other Board Committees
The Board conducts its business through meetings of the Board and three standing committees: the Audit Committee, the Human Resources & Compensation Committee and the Nominating and Corporate Governance Committee. Copies of the charters of these committees are available, free of charge at MDC Partners’ website located at http://www.mdc-partners.com/investors/corporate-governance.
In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.
Assessments
The Nominating and Corporate Governance Committee is responsible for developing and recommending standards of performance of the Board, its committees and the individual directors through administration of an annual questionnaire. It is the responsibility of the Nominating and Corporate Governance Committee to assess the effectiveness of the Board as a whole and the committees of the Board. Participation of directors is expected at all Board and committee meetings. Directors are asked to notify MDC Partners if they are unable to attend, and attendance at meetings is duly recorded.

EXHIBIT C
MDC PARTNERS INC.
AMENDED AND RESTATED 2016 STOCK INCENTIVE PLAN
(Subject to the Approval of the Shareholders of MDC Partners Inc.)
1.
Purpose of the Plan

This MDC Partners Inc. 2016 Stock Incentive Plan is intended to promote the interests of the Company and its shareholders by providing the employees and consultants of the Company and eligible non-employee directors of MDC Partners Inc., who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company. The Plan is designed to meet this intent by providing such employees, consultants and eligible non-employee directors with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.
2.
Definitions

As used in the Plan, the following definitions apply to the terms indicated below:
(a)
“Board of Directors” means the Board of Directors of MDC Partners Inc.

(b)
“Change in Control” means the occurrence of any of the following:

(i)   Any Person becoming the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act, a “Beneficial Owner”) of fifty percent (50%) or more of the combined voting power of MDC’s then outstanding voting securities (“Voting Securities”); provided, however that a Change in Control shall not be deemed to occur by reason of an acquisition of Voting Securities directly from MDC or by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) MDC or any Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by MDC (the “MDC Group”), (B) any member of the MDC Group, or (C) any Person in connection with a Non-Control Transaction (as such term is hereinafter defined);
(ii)   The individuals who, as of June 25, 2020, are members of the Board of Directors (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board of Directors; provided, however that if the election, or nomination for election by MDC’s shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or
(iii)   The consummation of:
(A)   A merger, consolidation or reorganization with or into MDC or in which securities of MDC are issued, unless such merger, consolidation or reorganization is a “Non-Control Transaction.” A “Non-Control Transaction” is a merger, consolidation or reorganization with or into MDC or in which securities of MDC are issued where:
(I)   the stockholders of MDC, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

(II)   the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning a majority of the voting securities of the Surviving Corporation,
(III)   no Person other than (1) any member of the MDC Group, (2) any employee benefit plan (or any trust forming a part thereof) maintained immediately prior to such merger, consolidation or reorganization by any member of the MDC Group, or (3) any Person who, immediately prior to such merger, consolidation or reorganization Beneficially Owns twenty-five percent (25%) or more of the then outstanding Voting Securities, owns, directly or indirectly, fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s voting securities outstanding immediately following such transaction;
(B)   A complete liquidation or dissolution of the Company; or
(C)   The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a member of the MDC Group).
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) becomes the Beneficial Owner of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.
(c)   “Class A Shares” means MDC’s Class A subordinate voting shares, without par value, or any other security into which such shares shall be changed pursuant to the adjustment provisions of Section 10 of the Plan.
(d)   “Code” means the Internal Revenue Code of 1986, as amended from time to time.
(e)   “Committee” means the Human Resources & Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.
(f)   “Company” means MDC and each of its Subsidiaries, collectively.
(g)   “Covered Employee” means a Participant who at the time of reference is a “covered employee” as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.
(h)   “Director” means a member of the Board of Directors who is not at the time of reference an employee of the Company.
(i)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(j)   “Fair Market Value” means, with respect to a Class A Share, as of the applicable date of determination (i) the closing sales price on the immediately preceding business day of Class A Shares as reported on the principal securities exchange on which such shares are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of Class A Shares shall not be so reported, the Fair Market Value of Class A Shares shall be determined by the Committee in its absolute discretion.

(k)   “Incentive Award” means an Option, SAR or Other Stock-Based Award granted to a Participant pursuant to the terms of the Plan.
(l)   “MDC” means MDC Partners Inc., a corporation established under the Canadian Business Corporation Act, and any successor thereto.
(m)   “Option” means a non-qualified stock option to purchase Class A Shares granted to a Participant pursuant to Section 6.
(n)   “Other Stock-Based Award” means an equity or equity-related award granted to a Participant pursuant to Section 8, including without limitation a restricted stock award.
(o)   “Participant” means a Director, employee or consultant of the Company, including any person or company engaged to provide ongoing management or consulting services for the Company and, at the discretion of any of the foregoing persons, and subject to any required regulatory approvals and conditions, a personal holding company controlled by such person, who or which is eligible to participate in the Plan and to whom one or more Incentive Awards have been granted pursuant to the Plan and, following the death of any such natural person, his successors, heirs, executors and administrators, as the case may be.
(p)   “Performance-Based Compensation” means compensation that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.
(q)   “Performance Measures” means such measures as are described in Section 9 on which performance goals are based in order to qualify certain awards granted hereunder as Performance-Based Compensation.
(r)   “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation.
(s)   “Permitted Acceleration Event” means (i) with respect to any Incentive Award that is subject to performance-based vesting, the full or partial vesting of such Incentive Award based on satisfaction of the applicable performance-based conditions, (ii) the occurrence of a Change in Control or an event described in Section 10(b), (c) or (d) or (iii) any termination of the employment of a Participant, other than a termination for cause (as defined by the Committee) or voluntary termination prior to retirement (as defined by the Committee).
(t)   “Person” means a “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act.
(u)   “Plan” means this MDC Partners Inc. 2016 Stock Incentive Plan, as it may be amended from time to time.
(v)   “SAR” means a stock appreciation right granted to a Participant pursuant to Section 7.
(w)   “Securities Act” means the Securities Act of 1933, as amended.
(x)   “Subsidiary” means any “subsidiary corporation” within the meaning of Section 424(f) of the Code or any other entity that the Committee determines from time to time should be treated as a subsidiary corporation for purposes of this Plan.
3.
Stock Subject to the Plan; Additional Limitations

(a)   In General
Subject to adjustment as provided in Section 10 and the following provisions of this Section 3, the maximum number of Class A Shares that may be covered by Incentive Awards granted under the Plan shall not exceed 5,250,000 Class A Shares. Class A Shares issued under the Plan may be either authorized and unissued shares or treasury shares, or both, at the discretion of the Committee. In addition, at the discretion of the Compensation Committee, Class A Shares authorized for issuance under this Plan may be issued to employees of the Company to satisfy the exercise of SARS Awards under the Company’s Stock Appreciation Rights Plan, as amended.

For purposes of the preceding paragraph, Class A Shares covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. For purposes of clarification, in accordance with the preceding sentence if Class A Shares are withheld to satisfy any tax withholding requirement in connection with an Other Stock-Based Award only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of Class A Shares that are available for delivery under the Plan.
Subject to adjustment as provided in Section 10, the maximum number of Class A Shares that may be covered by Incentive Awards granted under the Plan to any single Participant in any fiscal year of the Company shall not exceed 600,000 shares, prorated on a daily basis for any fiscal year of the Company that is shorter than 365 days.
(b)   Prohibition on Substitutions and Repricings
In no event shall any new Incentive Awards be issued in substitution for outstanding Incentive Awards previously granted to Participants, nor shall any repricing (within the meaning of US generally accepted accounting practices or any applicable stock exchange rule) of Incentive Awards issued under the Plan be permitted at any time under any circumstances, in each case unless the shareholders of the Company expressly approve such substitution or repricing.
(c)   Annual Limitation on Grants.
The Committee shall limit annual grants of equity awards under this Plan to executive officers of the Company to an aggregate amount equal to not more than three percent (3%) of the number of issued and outstanding shares of the Company’s capital stock at the beginning of the Company’s fiscal year. In addition, each independent Director shall not receive Incentive Awards (including option grants) with a current market value in excess of $150,000 or option grants with a current market value in excess of $100,000 in any given fiscal year.
(d)   Minimum Vesting Period of One (1) Year for All Incentive Awards.
In no event shall any new Incentive Award granted under this Plan vest or otherwise become payable earlier than one (1) year following the date on which it is granted, other than upon the occurrence of a Permitted Acceleration Event.
(e)   Effect of Change of Control
Any new Incentive Award granted under this Plan that is subject to time-based vesting terms and conditions shall not become fully and immediately vested and exercisable solely as a result of the occurrence of a Change of Control, absent a termination of employment without cause or for good reason following any such Change of Control. Any new Incentive Award granted under this Plan that is subject to performance-based vesting terms and conditions shall not become fully and immediately vested and exercisable solely as a result of the occurrence of a Change of Control, absent a termination of employment without cause or for good reason following any such Change of Control and shall be adjusted on a pro-rata basis as determined by the Committee.
4.
Administration of the Plan

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualify as non-employee directors (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act), and as “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3). The Committee shall, consistent with the terms of the Plan, from time to time designate those who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof. In addition, the Committee may from time to time authorize a committee consisting of one or more Directors to grant Incentive Awards to persons who are not “executive officers” of MDC (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitation as the Committee may specify. In addition, the Board of Directors may, consistent with the terms of the Plan, from time to time grant Incentive Awards to Directors.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and the terms of any Incentive Award (and any agreement evidencing any Incentive Award) granted thereunder and to adopt and amend from time to time such rules and regulations for the administration of the Plan as the Committee may deem necessary or appropriate. Without limiting the generality of the foregoing, (i) the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment and (ii) the employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to a Person that is a Subsidiary of the Company and such Person ceases to be a Subsidiary of the Company, unless the Committee determines otherwise. Decisions of the Committee shall be final, binding and conclusive on all parties.
On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Incentive Award may remain outstanding, (ii) waive any conditions to the exercisability or transferability, as the case may be, of any such Incentive Award or (iii) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award when and to the extent such Incentive Award has vested.
No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and MDC shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.
5.
Eligibility

The Persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those Directors and employees of the Company, including any person or company engaged to provide ongoing management or consulting services for the Company and, at the discretion of any of the foregoing persons, and subject to any required regulatory approvals and conditions, a personal holding company controlled by such person, whom the Committee shall select from time to time. All Incentive Awards granted under the Plan shall be evidenced by a separate written agreement entered into by the Company and the recipient of such Incentive Award.
6.
Options

The Committee may from time to time grant Options, subject to the following terms and conditions:
(a)   Exercise Price
The exercise price per Class A Share covered by any Option shall be not less than 100% of the Fair Market Value of a Class A Share on the date on which such Option is granted.
(b)   Term and Exercise of Options
(1)   Each Option shall become vested and exercisable on such date or dates, during such period and for such number of Class A Shares as shall be determined by the Committee on or after the date such Option is granted; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; provided, further that no Option shall become exercisable earlier than one year after the date on which it is granted, other than upon the occurrence of a Permitted Acceleration Event; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such Option.
(2)   Each Option may be exercised in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(3)   An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.
(4)   Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant.
(c)   Effect of Termination of Employment or other Relationship
The agreement evidencing the award of each Option shall specify the consequences with respect to such Option of the termination of the employment, service as a director or other relationship between the Company and the Participant holding the Option.
7.
Stock Appreciation Rights

The Committee may from time to time grant SARs, subject to the following terms and conditions:
(a)   Stand-Alone and Tandem; Cash and Stock-Settled
SARs may be granted on a stand-alone basis or in tandem with an Option. Tandem SARs may be granted contemporaneously with or after the grant of the Options to which they relate. SARs may be settled in Class A Shares or in cash.
(b)   Exercise Price
The exercise price per Class A Share covered by any SAR shall be not less than 100% of the Fair Market Value of a Class A Share on the date on which such SAR is granted; provided, however that the exercise price of an SAR that is tandem to an Option and that is granted after the grant of such Option may have an exercise price less than 100% of the Fair Market Value of a Class A Share on the date on which such SAR is granted provided that such exercise price is at least equal to the exercise price of the related Option.
(c)   Benefit Upon Exercise
The exercise of an SAR with respect to any number of Class A Shares prior to the occurrence of a Change in Control shall entitle the Participant to (i) a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a Class A Share on the effective date of such exercise over (B) the per share exercise price of the SAR, (ii) the issuance or transfer to the Participant of the greatest number of whole Class A Shares which on the date of the exercise of the SAR have an aggregate Fair Market Value equal to such excess or (iii) a combination of cash and Class A Shares in amounts equal to such excess, as determined by the Committee. The exercise of an SAR with respect to any number of Class A Shares upon or after the occurrence of a Change in Control shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Class A Shares paid in connection with such Change in Control and (B) the Fair Market Value of Class A Shares on the effective date of exercise over (ii) the per share exercise price of the SAR. Such payment, transfer or issuance shall occur as soon as practical, but in no event later than five business days, after the effective date of exercise.
(d)   Term and Exercise of SARs
(1)   Each SAR shall become vested and exercisable on such date or dates, during such period and for such number of Class A Shares as shall be determined by the Committee on or after the date such SAR is granted; provided, however that no SAR shall be exercisable after the expiration of ten years from the date such SAR is granted; provided, further that no SAR shall become exercisable earlier than one year after the date on which it is granted, other than upon the occurrence of a Permitted Acceleration Event; and, provided, further, that each SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such SAR.
(2)   Each SAR may, to the extent vested and exercisable, be exercised in whole or in part; provided, however that no partial exercise of an SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(3)   An SAR shall be exercised by such methods and procedures as the Committee determines from time to time.
(4)   SARs may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant.
(5)   The exercise with respect to a number of Class A Shares of an SAR granted in tandem with an Option shall cause the immediate cancellation of the Option with respect to the same number of shares. The exercise with respect to a number of Class A Shares of an Option to which a tandem SAR relates shall cause the immediate cancellation of the SAR with respect to an equal number of shares.
(e)   Effect of Termination of Employment or other Relationship
The agreement evidencing the award of each SAR shall specify the consequences with respect to such SAR of the termination of the employment, service as a director or other relationship between the Company and Participant holding the SAR.
8.
Restricted Stock Awards and Other Stock-Based Awards

The Committee may grant equity-based or equity-related awards not otherwise described herein in such amounts and subject to such terms and conditions as the Committee shall determine. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (i) involve the transfer of actual Class A Shares to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of Class A Shares, (ii) be subject to performance-based and/or service-based conditions, (iii) be in the form of phantom stock, restricted stock, restricted stock units, performance shares, or share-denominated performance units and (iv) be designed to comply with applicable laws of jurisdictions other than the United States.
9.
Performance Measures

(a)   Performance Measures
The performance goals upon which the payment or vesting of any Incentive Award (other than Options and SARs) to a Covered Employee that is intended to qualify as Performance-Based Compensation depends shall relate to one or more of the following Performance Measures: revenue growth, achievement of EBITDA targets, operating income, operating cash flow, net income, earnings per share, cash earnings per share, return on sales, return on assets, return on equity, return on invested capital and total shareholder return.
Performance Periods may be equal to or longer than, but not less than, one fiscal year of the Company. Within 90 days after the beginning of a Performance Period, and in any case before 25% of the Performance Period has elapsed, the Committee shall establish (a) performance goals and objectives for the Company for such Performance Period, (b) target awards for each Participant, and (c) schedules or other objective methods for determining the applicable performance percentage to be applied to each such target award.
The measurement of any Performance Measure(s) may exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles and as identified in the Company’s audited financial statements, including the notes thereto. Any Performance Measure(s) may be used to measure the performance of the Company or a Subsidiary as a whole or any business unit of the Company or any Subsidiary or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate.
Nothing in this Section 9 is intended to limit the Committee’s discretion to adopt conditions with respect to any Incentive Award that is not intended to qualify as Performance-Based Compensation that relate to performance other than the Performance Measures.

(b)   Committee Discretion
In the event that the requirements of Section 162(m) and the regulations thereunder change to permit Committee discretion to alter the Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.
10.
Adjustment Upon Changes in Class A Shares

(a)   Shares Available for Grants
In the event of any change in the number of Class A Shares outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of Class A Shares with respect to which the Committee may grant Incentive Awards and the maximum aggregate number of Class A Shares with respect to which the Committee may grant Incentive Awards to any individual Participant in any year shall be appropriately adjusted by the Committee. In the event of any change in the number of Class A Shares outstanding by reason of any other similar event or transaction, the Committee may, but need not, make such adjustments in the number and class of Class A Shares with respect to which Incentive Awards may be granted as the Committee may deem appropriate.
(b)   Increase or Decrease in Issued Shares Without Consideration
Subject to any required action by the shareholders of MDC, in the event of any increase or decrease in the number of issued Class A Shares resulting from a subdivision or consolidation of Class A Shares or the payment of a stock dividend (but only on the Class A Shares), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall proportionally adjust the number of Class A Shares subject to each outstanding Incentive Award and the exercise price per Class A Share of each such Incentive Award.
(c)   Certain Mergers
Subject to any required action by the shareholders of MDC, in the event that MDC shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of Class A Shares receive securities of another corporation), each Incentive Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of Class A Shares subject to such Incentive Award would have received in such merger or consolidation.
(d)   Certain Other Transactions
In the event of (i) a dissolution or liquidation of MDC, (ii) a sale of all or substantially all of MDC’s assets, (iii) a merger or consolidation involving MDC in which MDC is not the surviving corporation or (iv) a merger or consolidation involving MDC in which MDC is the surviving corporation but the holders of Class A Shares receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:
(i) cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each Class A Share subject to such Incentive Award equal to the value, as determined by the Committee in its reasonable discretion, of such Incentive Award, provided that with respect to any outstanding Option or SAR such value shall be equal to the excess of (A) the value, as determined by the Committee in its reasonable discretion, of the property (including cash) received by the holder of Class A Shares as a result of such event over (B) the exercise price of such Option or SAR; or
(ii) provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an incentive award with respect to, as appropriate, some or all of the property which a holder of the number of Class A Shares subject to such Incentive Award would have received in such transaction and, incident thereto, make an equitable adjustment as determined by the Committee in its reasonable discretion in the exercise price of the incentive award, or the number of shares subject to the incentive award or, if appropriate, provide for a cash payment to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.
(e)   Other Changes
In the event of any change in the capitalization of MDC or corporate change other than those specifically referred to in paragraphs (b), (c) or (d), the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Incentive Awards outstanding on the date on which such change occurs and in such other terms of such Incentive Awards as the Committee may consider appropriate to prevent dilution or enlargement of rights.
(f)   No Other Rights
Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of MDC or any other corporation. Except as expressly provided in the Plan, no issuance by MDC of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Class A Shares subject to any Incentive Award.
11.
Rights as a Stockholder

No person shall have any rights as a stockholder with respect to any Class A Shares covered by or relating to any Incentive Award granted pursuant to the Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 10 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.
In no circumstances shall a cash dividend be paid in respect of unvested Incentive Awards. Cash dividends, if any, may be deferred at the discretion of the Committee until the vesting date for any Incentive Award and distributed only to the extent Class A Shares underlying such Incentive Award ultimately vest. Upon the forfeiture of any Incentive Award that does not vest, deferred dividends (if any) shall be forfeited back to the Company.
12.
No Special Employment Rights; No Right to Incentive Award

(a)   Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his/her employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.
(b)   No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.
13.
Securities Matters

(a)   MDC shall be under no obligation to effect the registration pursuant to the Securities Act of any Class A Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, MDC shall not be obligated to cause to be issued or delivered any certificates evidencing Class A Shares pursuant to the Plan unless and until MDC is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Class A Shares are traded and that the Participant has delivered all notices and documents required to be delivered to the Company in connection therewith. The Committee may require, as a condition to the issuance and delivery of certificates evidencing Class A Shares pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee deems necessary or desirable.

(b)   The exercise of any Option granted hereunder shall only be effective at such time as counsel to MDC shall have determined that the issuance and delivery of Class A Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Class A Shares are traded. MDC may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance or transfer of Class A Shares pursuant to any Incentive Award pending or to ensure compliance under federal or state securities laws. MDC shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance or transfer of Class A Shares pursuant to any Incentive Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.
14.
Withholding Taxes

(a)   Cash Remittance
Whenever Class A Shares are to be issued upon the exercise of an Option or the grant or vesting of an Incentive Award, MDC shall have the right to require the Participant to remit to MDC in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting prior to the delivery of any certificate or certificates for such shares or the effectiveness of the lapse of such restrictions. In addition, upon the exercise or settlement of any Incentive Award in cash, MDC shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or settlement.
(b)   Stock Remittance
At the election of the Participant, subject to the approval of the Committee, when Class A Shares are to be issued upon the exercise, grant or vesting of an Incentive Award, the Participant may tender to MDC a number of Class A Shares that have been owned by the Participant for at least six months (or such other period as the Committee may determine) having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than such withholding obligations. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.
(c)   Stock Withholding
At the election of the Participant, subject to the approval of the Committee, when Class A Shares are to be issued upon the exercise, grant or vesting of an Incentive Award, MDC shall withhold a number of such shares having a Fair Market Value at the exercise date determined by the Committee to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than such withholding obligations. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.
15.
Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders no revision or amendment shall except as provided in Section 10 hereof, (i) increase the number of Class A Shares that may be issued under the Plan or (ii) materially modify the requirements as to eligibility for participation in the Plan. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing herein shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.
16.
No Obligation to Exercise

The grant to a Participant of an Option or SAR shall impose no obligation upon such Participant to exercise such Option or SAR.

17.
Transfers Upon Death

Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind MDC unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.
18.
Expenses and Receipts

The expenses of the Plan shall be paid by MDC. Any proceeds received by MDC in connection with any Incentive Award will be used for general corporate purposes.
19.
Governing Law

The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of New York, without regard to its conflict of law principles, except to the extent that the application of New York law would result in a violation of the Canadian Business Corporation Act.
20.
Effective Date and Term of Plan

The Plan was adopted by the Board of Directors on April 22, 2016, subject to the approval of the Plan by the shareholders of MDC, and duly approved by shareholders effective June 1, 2016. The Plan was subsequently amended on June 6, 2018, following approval by the Board and the Company’s shareholders. The Plan was amended and restated on June 25, 2020, following approval by the Board and the Company’s shareholders. No grants may be made under the Plan after April 22, 2026.

MDC Partners
Where Great Talent Lives

FORM OF PROXY – CLASS A SHARES

I/We, being shareholder/s of MDC, hereby appoint/s as his or her nominee, Mr. Mark J. Penn, or failing him, Mr. Jonathan B. Mirsky, or instead of the foregoing, (strike out preceding names and print name of alternative nominee) ______________, as proxy of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the below direction (or if no directions have been given, as the proxy sees fit) on all the following matters and any other matter that may properly come before the Annual and Special Meeting of Shareholders of the Company to be held virtually by live audio webcast at www.iproxydirect.com/MDC at 2:30 p.m. (Eastern Daylight Time) on June 25, 2020 (the "Meeting"), and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if the undersigned were personally present, with full power of substitution.

Management recommends voting FOR resolutions 1, 2, 3 and 4. Please use a black pencil or pen.

1. Election of Directors
The nominees proposed by management to act as directors of MDC Partners, to hold office until successors are elected at the next annual meeting of MDC Partners, or any adjournment or postponement thereof, or until his or her successor is otherwise elected, are:

	FOR	*WITHHOLD*
1. Mark J. Penn	☐	☐
2. Charlene Barshefsky	☐	☐
3. Asha Daniere	☐	☐
4. Bradley J. Gross	☐	☐
5. Wade Oosterman	☐	☐
6. Desiree Rogers	☐	☐
7. Irwin D. Simon	☐	☐

	FOR	*AGAINST*	*WITHHOLD*
2. Executive Compensation The recommendation put forth by management is for the approval of a non-binding advisory resolution on the Company's executive compensation.	☐	☐	
3. Amendment to 2016 Stock Incentive Plan The recommendation put forth by management is for the approval of the Amendment to the 2016 Stock Incentive Plan.	☐	☐	
4. Appointment of Auditors The auditor nomination proposed by management is BDO USA, LLP, to act as auditors of MDC Partners and to authorize the Audit Committee to fix their remuneration.	☐		☐

Under Canadian Securities Law, you are entitled to receive certain investor documents. If you wish to receive such material, please tick the applicable boxes below.

☐ I would like to receive quarterly financial statements.

☐ I would like to receive future mailings by email at ______________________.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted FOR each of the matters specified above, or, if you appoint another proxyholder, as that other proxyholder sees fit. On any amendments or variations proposed or any new business properly submitted before the Meeting, I/We authorize you to vote as you see fit.**

Print Name(s): ____________________ ***Number of Shares Represented:*** __________

______________________________________ __________
Signature(s) ***Date***

Please sign exactly as your name/s appear on this proxy. Please see reverse for instructions. All proxies must be received by 2:30 p.m. (Eastern Daylight Time) on June 23, 2020. The proxy cut off time may be waived or extended by the chairman of the Meeting without notice.

Notes to Proxy

1. This proxy must be signed by a holder or his or her attorney duly authorized in writing. If you are an individual, please sign exactly as your name appears on this proxy. If the holder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy, and if the corporation has a corporate seal, its corporate seal should be affixed.

2. A shareholder has the right to appoint a person to attend and act for him or her and on his or her behalf at the online Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling in the name of such person in the blank space provided and striking out the names of management's nominees in paragraph one. A person appointed as nominee to represent a shareholder need not be a shareholder of MDC Partners. A person appointed as your proxy holder must be present at the online Meeting to vote. **Proxyholders appointed by registered shareholders will need to email proxy@issuerdirect.com to obtain a control number that will act as their credentials to vote at the online Meeting at www.iproxydirect.com/ MDC.**

3. If the securities are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy. If the securities are registered in the name of a deceased or other holder, the proxy must be signed by the legal representative with his or her name printed below his or her signature, and evidence of authority to sign on behalf of the deceased or other holder must be attached to this proxy.

4. Some holders may own securities as both a registered and a beneficial holder; in which case you may receive more than one Circular and will need to vote separately as a registered and beneficial holder. Beneficial holders may be forwarded either a form of proxy already signed by the intermediary or a voting instruction form to allow them to direct the voting of securities they beneficially own. Beneficial holders should follow instructions for voting conveyed to them by their intermediaries.

5. If a security is held by two or more individuals, any one of them present or represented by proxy at the Meeting may, in the absence of the other or others, vote at the online Meeting. However, if one or more of them are present or represented by proxy, they must vote together the number of securities indicated on the proxy.

All holders should refer to the Management Information Circular for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

This proxy is solicited by and on behalf of Management of the Company.

How to Vote

AST

INTERNET

- Go to www.astvotemyproxy.com, enter the 13-digit control number printed on this form and follow the instructions on screen.

TELEPHONE

- Use any touch-tone phone, call **1-888-489-5760** (toll-free in the United States and Canada), enter the 13-digit control number printed on this form and follow the voice instructions. If you vote by telephone, do not return this proxy.

MAIL, FAX or EMAIL

- Complete and return your signed proxy in the envelope provided or send to:

  AST Trust Company (Canada)
  Attn: Proxy Department
  P.O. Box 721
  Agincourt, ON MIS 0A1

- Alternatively, you may fax your proxy to 416-368-2502 or 1-866-781-3111 (toll free in the United States and Canada), or scan and email to proxyvote@astfinancial.com.

An undated proxy is deemed to be dated on the day it was received by AST.

If you wish to receive investor documents electronically in future, please visit https://ca.astfinancial.com/edelivery to enroll.

Any questions and requests for assistance may be directed to the Strategic Shareholder Advisor and Proxy Solicitation Agent:

KINGSDALE Advisors

Call Toll-Free at: 1-877-659-1821 within North America
Call Collect at: 416-867-2272 outside North America
E-mail: contactus@kingsdaleadvisors.com
Facsimile: 416-867-2271 / Toll Free Facsimile: 1-866-545-5580

MDC Partners
Where Great Talent Lives

FORM OF PROXY — CLASS B SHARES

I/We, being shareholder/s of MDC, hereby appoint/s as his or her nominee, Mr. Mark J. Penn, or failing him, Mr. Jonathan B. Mirsky, or instead of the foregoing, (strike out preceding names and print name of alternative nominee) ______________, as proxy of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the below direction (or if no directions have been given, as the proxy sees fit) on all the following matters and any other matter that may properly come before the Annual and Special Meeting of Shareholders of the Company to be held virtually by live audio webcast at www.iproxydirect.com/MDC at 2:30 p.m. (Eastern Daylight Time) on June 25, 2020 (the "Meeting"), and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if the undersigned were personally present, with full power of substitution.

Management recommends voting FOR resolutions 1, 2, 3 and 4. Please use a black pencil or pen.

1. Election of Directors
The nominees proposed by management to act as directors of MDC Partners, to hold office until successors are elected at the next annual meeting of MDC Partners, or any adjournment or postponement thereof, or until his successor is otherwise elected, are:

	FOR	*WITHHOLD*
1. Mark J. Penn	☐	☐
2. Charlene Barshefsky	☐	☐
3. Asha Daniere	☐	☐
4. Bradley J. Gross	☐	☐
5. Wade Oosterman	☐	☐
6. Desiree Rogers	☐	☐
7. Irwin D. Simon	☐	☐

	FOR	*AGAINST*	*WITHHOLD*
2. Executive Compensation The recommendation put forth by management is for the approval of a non-binding advisory resolution on the Company's executive compensation.	☐	☐	
3. Amendment to 2016 Stock Incentive Plan The recommendation put forth by management is for the approval of the Amendment to the 2016 Stock Incentive Plan.	☐	☐	
4. Appointment of Auditors The auditor nomination proposed by management is BDO USA, LLP, to act as auditors of MDC Partners and to authorize the Audit Committee to fix their remuneration.	☐		☐

Under Canadian Securities Law, you are entitled to receive certain investor documents. If you wish to receive such material, please tick the applicable boxes below.

☐ I would like to receive quarterly financial statements.

☐ I would like to receive future mailings by email at ______________________.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted FOR each of the matters specified above, or, if you appoint another proxyholder, as that other proxyholder sees fit. On any amendments or variations proposed or any new business properly submitted before the Meeting, I/We authorize you to vote as you see fit.**

Print Name(s): ______________________ ***Number of Shares Represented:*** ____________

______________________________________ ____________
Signature(s) ***Date***

Please sign exactly as your name/s appear on this proxy. Please see reverse for instructions. All proxies must be received by 2:30 p.m. (Eastern Daylight Time) on June 23, 2020. The proxy cut off time may be waived or extended by the chairman of the Meeting without notice.

Notes to Proxy

1. This proxy must be signed by a holder or his or her attorney duly authorized in writing. If you are an individual, please sign exactly as your name appears on this proxy. If the holder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy, and if the corporation has a corporate seal, its corporate seal should be affixed.

2. A shareholder has the right to appoint a person to attend and act for him or her and on his or her behalf at the online Meeting other than the persons designated in this form of proxy. Such right may be exercised by filing in the name of such person in the blank space provided and striking out the names of management's nominees in paragraph one. A person appointed as nominee to represent a shareholder need not be a shareholder of MDC Partners. A person appointed as your proxy holder must be present at the online Meeting to vote. **Proxyholders appointed by registered shareholders will need to email proxy@issuerdirect.com to obtain a control number that will act as their credentials to vote at the online Meeting at www.iproxydirect.com/MDC.**

3. If the securities are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy. If the securities are registered in the name of a deceased or other holder, the proxy must be signed by the legal representative with his or her name printed below his or her signature, and evidence of authority to sign on behalf of the deceased or other holder must be attached to this proxy.

4. Some holders may own securities as both a registered and a beneficial holder; in which case you may receive more than one Circular and will need to vote separately as a registered and beneficial holder. Beneficial holders may be forwarded either a form of proxy already signed by the intermediary or a voting instruction form to allow them to direct the voting of securities they beneficially own. Beneficial holders should follow instructions for voting conveyed to them by their intermediaries.

5. If a security is held by two or more individuals, any one of them present or represented by proxy at the Meeting may, in the absence of the other or others, vote at the online Meeting. However, if one or more of them are present or represented by proxy, they must vote together the number of securities indicated on the proxy.

All holders should refer to the Management Information Circular for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

This proxy is solicited by and on behalf of Management of the Company.

How to Vote

AST

INTERNET

- Go to www.astvotemyproxy.com, enter the 13-digit control number printed on this form and follow the instructions on screen.

TELEPHONE

- Use any touch-tone phone, call **1-888-489-5760** (toll-free in the United States and Canada), enter the 13-digit control number printed on this form and follow the voice instructions. If you vote by telephone, do not return this proxy.

MAIL, FAX or EMAIL

- Complete and return your signed proxy in the envelope provided or send to:

  AST Trust Company (Canada)
  Attn: Proxy Department
  P.O. Box 721
  Agincourt, ON MIS 0A1

- Alternatively, you may fax your proxy to 416-368-2502 or 1-866-781-3111 (toll free in the United States and Canada), or scan and email to proxyvote@astfinancial.com.

An undated proxy is deemed to be dated on the day it was received by AST.

If you wish to receive investor documents electronically in future, please visit https://ca.astfinancial.com/edelivery to enroll.

Any questions and requests for assistance may be directed to the Strategic Shareholder Advisor and Proxy Solicitation Agent:

KINGSDALE Advisors

Call Toll-Free at: 1-877-659-1821 within North America
Call Collect at: 416-867-2272 outside North America
E-mail: contactus@kingsdaleadvisors.com
Facsimile: 416-867-2271 / Toll Free Facsimile: 1-866-545-5580